                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                             SEI LIQUID ASSET TRUST
                              SEI TAX EXEMPT TRUST
                             SEI DAILY INCOME TRUST
                                 SEI INDEX FUNDS
                         SEI INSTITUTIONAL MANAGED TRUST
                      SEI INSTITUTIONAL INTERNATIONAL TRUST
                           SEI ASSET ALLOCATION TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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        PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED
        IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

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                             SEI LIQUID ASSET TRUST
                              SEI TAX EXEMPT TRUST
                             SEI DAILY INCOME TRUST
                                 SEI INDEX FUNDS
                         SEI INSTITUTIONAL MANAGED TRUST
                      SEI INSTITUTIONAL INTERNATIONAL TRUST
                           SEI ASSET ALLOCATION TRUST

                        IMPORTANT SHAREHOLDER INFORMATION

This document contains your Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your Fund(s). The proxy card may be completed by checking the appropriate box and voting for or against the specific proposals relating to your Fund(s). If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Trustees.

Please spend a few minutes with the Proxy Statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Funds will not need to conduct additional mailings.

Please take a few moments to exercise your right to vote. Thank you.

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                             SEI LIQUID ASSET TRUST
                              SEI TAX EXEMPT TRUST
                             SEI DAILY INCOME TRUST
                                 SEI INDEX FUNDS
                         SEI INSTITUTIONAL MANAGED TRUST
                      SEI INSTITUTIONAL INTERNATIONAL TRUST
                           SEI ASSET ALLOCATION TRUST

Dear Shareholder,

        A shareholder meeting of the SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust and SEI Asset Allocation Trust and each of their portfolios (the "Funds") has been scheduled for October 27, 2004 (the "Meeting"). The Meeting will be held at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456.

        If you were a shareholder of record as of the close of business on August 17, 2004, you are entitled to vote at the Meeting and any adjournment(s) of the Meeting. While you are, of course, welcome to join us at the Meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. YOUR BALLOT SHOWS WHICH PROPOSALS YOU ARE BEING ASKED TO VOTE ON. PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT THE MAXIMUM NUMBER OF SHARES MAY BE VOTED. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET.

        The attached Proxy Statement is designed to give you detailed information relating to each of the proposals on which you are asked to vote. We encourage you to support the Trustees' recommendations. The purpose of the Meeting is to consider the proposals set forth below and to transact such business as may be properly brought before the Meeting or any adjournment(s) thereof. The proposals described in the Proxy Statement relate to the following matters:

-    To elect Trustees for all Funds.

- To approve a "manager of managers" structure for: the Bond Index Fund of SEI Index Funds; the Short-Duration Government, Intermediate-Duration Government, GNMA, and Corporate Daily Income Funds of SEI Daily Income Trust; and the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds of SEI Tax Exempt Trust.

- To approve SIMC as investment adviser for: the Bond Index Fund of SEI Index Funds; the Short-Duration Government, Intermediate-Duration Government, GNMA, and Corporate Daily Income Funds of SEI Daily Income Trust; and the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds of SEI Tax Exempt Trust; and to approve an investment advisory agreement with SIMC and these Funds.

                                        2
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-    To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds, except for: the Treasury Securities Fund of SEI Liquid Asset Trust and the Money Market, Prime Obligation, Government, Treasury and Treasury II Funds of SEI Daily Income Trust.

        Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

        To implement the "manager of managers" structure described under Proposal 2, with SIMC serving as each applicable Fund's "manager of managers," shareholders must approve Proposals 2 and 3. If shareholders do not approve both Proposals, Proposals 2 and 3 will not be implemented and the Trustees will consider an alternative course of action.

        Your vote is important. Please do not hesitate to call 1-800-DIAL-SEI if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the SEI Funds.

Sincerely,
/s/ Edward D. Loughlin
Edward D. Loughlin
President and Chief Executive Officer

                                        3
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                                IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the proposals. The information provided under the "Questions and Answers" section below is qualified in its entirety by reference to the Proxy Statement.

                              QUESTIONS AND ANSWERS

WHY AM I RECEIVING THIS PROXY STATEMENT?

The Board of Trustees is asking you to vote on the following proposals:

-    To elect Trustees for all Funds.

- To approve a "manager of managers" structure for: the Bond Index Fund of SEI Index Funds; the Short-Duration Government, Intermediate-Duration Government, GNMA, and Corporate Daily Income Funds of SEI Daily Income Trust; and the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds of SEI Tax Exempt Trust.

- To approve SEI Investments Management Corporation ("SIMC") as investment adviser for: the Bond Index Fund of SEI Index Funds; the Short-Duration Government, Intermediate-Duration Government, GNMA, and Corporate Daily Income Funds of SEI Daily Income Trust; and the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds of SEI Tax Exempt Trust; and to approve an investment advisory agreement with SIMC and these Funds.

- To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds, except for: the Treasury Securities Fund of SEI Liquid Asset Trust and the Money Market, Prime Obligation, Government, Treasury and Treasury II Funds of SEI Daily Income Trust.

WHY AM I BEING ASKED TO ELECT TRUSTEES?

The Board currently consists of seven Trustees, five of whom are not "interested persons," as such term is defined under the Investment Company Act of 1940, as amended (the "1940 Act") (an "Independent Trustee"). The Board of Trustees has determined to increase the size of the Board by adding an additional Independent Trustee. Pursuant to requirements under the 1940 Act, more than two-thirds of the Trustees must have been elected by shareholders immediately upon the addition of a new Trustee. Five of the seven current Trustees of the Funds have been elected by shareholders. Immediately upon the addition of a new Trustee, less than two-thirds of the Trustees would have been elected by shareholders. Therefore, shareholder approval is required to add a new Trustee.

                                        4
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WHAT IS A "MANAGER OF MANAGERS" STRUCTURE?

The Board of Trustees is proposing the implementation of a "manager of managers" structure for certain Funds, as indicated above. Under this structure, each Fund will have SIMC as an investment adviser and SIMC, subject to supervision of the Board of Trustees, will supervise one or more sub-advisers. This structure will allow the Board of Trustees, at the recommendation of SIMC, to appoint additional or replacement sub-advisers to the Funds without shareholder approval.

The 1940 Act requires shareholder approval of new investment advisory agreements (including sub-advisory agreements). The U.S. Securities and Exchange Commission, however, has granted the Trusts a partial exemption from this requirement to allow the appointment of investment sub-advisers in connection with the proposed "manager of managers" structure, WITHOUT shareholder approval. Before a Fund can rely on this exemption and implement the "manager of managers" structure, the Fund's shareholders must approve the "manager of managers" structure and approve SIMC as the Fund's investment adviser.

All of the other Funds in the SEI Funds family have implemented the "manager of managers" structure and the Board of Trustees has found that structure to be efficient and effective in managing those Funds. Using a "manager of managers" structure will enable the Funds to avoid the considerable expense of holding shareholder meetings to approve new or additional sub-advisers.

WHY AM I BEING ASKED TO VOTE ON SIMC AS THE FUNDS' INVESTMENT ADVISER AND A NEW INVESTMENT ADVISORY AGREEMENT WITH SIMC?

In connection with the implementation of the "manager of managers" structure, the Board of Trustees is also seeking shareholder approval of SIMC as each Fund's investment adviser, as indicated above, and the new investment advisory agreement with SIMC. As mentioned above, the 1940 Act requires shareholder approval of new investment advisory agreements. At a meeting held in June 2004, the Board approved the operation of the Funds under a manager of managers structure with SIMC as the Funds' investment adviser. In addition, the Board approved each Fund's current adviser as investment sub-adviser. Accordingly, if Proposals 2 and 3 are approved, each of the current advisers will serve as sub-adviser to their respective Funds in the "manager of managers" structure under new sub-advisory agreements with SIMC. The appointment of these advisers as sub-advisers does not require shareholder approval. In addition, SIMC will be able to recommend that the Board hire additional sub-advisers or replace these sub-advisers, and the Board may approve such changes without shareholder approval.

HOW WILL THE IMPLEMENTATION OF THE "MANAGER OF MANAGERS" STRUCTURE AFFECT MY ACCOUNT?

The implementation of the "manager of managers" structure will not directly change your account. You will remain a shareholder of your Fund just as before and each Fund will contract for advisory services as before. However, with the proposed "manager of managers" structure, the Funds will receive the benefit of SIMC's investment adviser selection, monitoring and allocation services and the Board's flexibility in approving additional or replacement sub-advisers without shareholder approval. The proposed investment advisory agreements between

                                        5
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the Trusts, on the Funds' behalf, and SIMC are substantially similar to the
Trusts' previous investment advisory agreements except to the extent they contemplate sub-advisory agreements.

WILL THE IMPLEMENTATION OF A "MANAGER OF MANAGERS" STRUCTURE AFFECT THE FUNDS' EXPENSES?

For each Fund, SIMC is entitled to the same contractual investment advisory fee as the investment advisory fee for the previous adviser. SIMC will be responsible for paying any advisory fees to the sub-advisers. As a result, the proposed changes will not result in increased investment advisory fees. Certain Fund service providers have voluntarily agreed to waive fees to keep the Funds' total expense ratio at specific levels. SIMC and the other service providers currently expect to waive fees to keep the Funds' total expense ratios at current levels. While SIMC's and the Fund service providers' voluntary fee waivers may be discontinued at any time, SIMC and the Fund service providers have no current intention of discontinuing these voluntary fee waivers. Accordingly, implementation of a "manager of managers" structure will not result in increased Fund fees and expenses to shareholders.

WHY AM I BEING ASKED TO VOTE FOR CHANGES TO MY FUND'S INVESTMENT POLICIES AND RESTRICTIONS?

The Board of Trustees believes that it would benefit shareholders of the Funds to update the Funds' fundamental investment policies. Some of the Funds' policies reflect government regulations that no longer exist. In other cases, policies are more restrictive than current government regulations require. The proposed changes in investment policies will benefit shareholders by allowing the Funds to adapt more quickly to future changes in investment opportunities. It is currently expected that the proposed changes to investment policies will not have a material impact on the manner in which the Funds are managed.

WILL MY VOTE MAKE A DIFFERENCE?

Yes. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations for shareholder votes. We encourage all shareholders to participate in the governance of their Fund.

HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

After careful consideration, the Trustees of your Fund, including the Independent Trustees who comprise a majority of each Fund's Board of Trustees, unanimously recommend that you vote "FOR" the proposals.

WHOM DO I CALL IF I HAVE QUESTIONS?

We will be happy to answer your questions about this proxy solicitation. Please call us at 1-800-DIAL-SEI between 9:00 a.m. and 5:00 p.m., Eastern Standard Time, Monday through Friday.

                                        6
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HOW CAN I VOTE MY SHARES?

Please refer to your proxy card for instructions on how to vote.

                             SEI LIQUID ASSET TRUST
                              SEI TAX EXEMPT TRUST
                             SEI DAILY INCOME TRUST
                                 SEI INDEX FUNDS
                         SEI INSTITUTIONAL MANAGED TRUST
                      SEI INSTITUTIONAL INTERNATIONAL TRUST
                           SEI ASSET ALLOCATION TRUST

                               101 FEDERAL STREET
                                BOSTON, MA 02110

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                OCTOBER 27, 2004

        Notice is hereby given that a special meeting of shareholders (the "Meeting") of SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust and SEI Asset Allocation Trust (collectively, the "Trusts") and each of their portfolios (the "Funds") will be held at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on October 27, 2004, at [MEETING TIME] (Eastern time).

        The purpose of the Meeting is to consider the Proposals set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are as follows:

1.   To elect Trustees for all Funds.

2. To approve a "manager of managers" structure for: the Bond Index Fund of SEI Index Funds; the Short-Duration Government, Intermediate-Duration Government, GNMA, and Corporate Daily Income Funds of SEI Daily Income Trust; and the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds of SEI Tax Exempt Trust.

3. To approve SIMC as investment adviser for: the Bond Index Fund of SEI Index Funds; the Short-Duration Government, Intermediate-Duration Government, GNMA, and Corporate Daily Income Funds of SEI Daily Income Trust; and the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds of SEI Tax Exempt Trust; and to approve an investment advisory agreement with SIMC and these Funds.

4. To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds, except for: the Treasury Securities Fund of SEI Liquid Asset Trust and the Money Market, Prime Obligation, Government, Treasury and Treasury II Funds of SEI Daily Income Trust.

        Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

        Proposal 1 asks for shareholder approval of Trustees.

        Proposal 2 asks for shareholder approval of a "manager of managers" structure for the Bond Index Fund of SEI Index Funds, the Short-Duration Government, Intermediate-Duration Government, GNMA and Corporate Daily Income Funds of SEI Daily Income Trust, and the California Tax Exempt, Tax Free, Institutional Tax Free and Pennsylvania Tax Free Funds of SEI Tax Exempt Trust. Under this structure, each Fund will have an investment adviser and one or more sub-advisers. This structure would allow the Trustees to appoint additional and replacement investment sub-advisers for the Funds WITHOUT obtaining shareholder approval of the sub-advisers. Proposal 3 asks for shareholder approval of SIMC as investment adviser and "manager of managers" to each Fund and the approval of an investment advisory agreement between SIMC and each Trust, on behalf of the Funds. To implement the "manager of managers" structure described under Proposal 2, with SIMC serving as each Fund's "manager of managers," shareholders must approve Proposals 2 and 3. If shareholders do not approve both Proposals, neither Proposal will be implemented and the Trustees will consider an alternative course of action.

        Proposal 4 asks for shareholder approval of changes to certain investment policies and restrictions of the Funds.

        All shareholders are invited to attend the Meeting. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed Proxy and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote by telephone or through the Internet.

        Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by a Trust's President at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned session(s) thereof.

        Shareholders of record at the close of the business on August 17, 2004 are entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

                        BY ORDER OF THE BOARD OF TRUSTEES

                           TIMOTHY D. BARTO, SECRETARY
September 9, 2004

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                             SEI LIQUID ASSET TRUST
                              SEI TAX EXEMPT TRUST
                             SEI DAILY INCOME TRUST
                                 SEI INDEX FUNDS
                         SEI INSTITUTIONAL MANAGED TRUST
                      SEI INSTITUTIONAL INTERNATIONAL TRUST
                           SEI ASSET ALLOCATION TRUST

                               101 FEDERAL STREET
                                BOSTON, MA 02110

                                 PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Liquid Asset Trust ("SLAT"), SEI Tax Exempt Trust ("STET"), SEI Daily Income Trust ("SDIT"), SEI Index Funds ("INDEX"), SEI Institutional Managed Trust ("SIMT"), SEI Institutional International Trust ("SIT") and SEI Asset Allocation Trust ("SAAT") (collectively, the "Trusts") and each of their portfolios (collectively, the "Funds") for use at the special meeting of shareholders to be held on October 27, 2004 at [MEETING TIME] (Eastern time) at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, and at any adjourned session(s) thereof (such meeting and any adjournments thereof are hereinafter referred to as the "Meeting"). Shareholders of record of the Funds at the close of business on August 17, 2004 are entitled to vote at the Meeting ("Shareholders").

        As of August 17, 2004, the net assets and the approximate number of units of beneficial interest ("shares") issued and outstanding for each Fund were as follows:

                                                              SHARES
                 FUND                       NET ASSETS      OUTSTANDING
                 ----                       ----------      -----------
SEI LIQUID ASSET TRUST

Treasury Securities Fund                  $
Prime Obligation Fund                     $

SEI TAX EXEMPT TRUST

Intermediate-Term Municipal Fund          $
Short Duration Municipal Fund             $
California Municipal Bond Fund            $
Massachusetts Municipal Bond Fund         $
New Jersey Municipal Bond Fund            $
New York Municipal Bond Fund              $
Pennsylvania Municipal Bond Fund          $
Institutional Tax Free Fund               $
Tax Free Fund                             $
California Tax Exempt Fund                $
Pennsylvania Tax Free Fund                $
Massachusetts Tax Free Money Market Fund  $

SEI DAILY INCOME TRUST

Corporate Daily Income Fund               $
Short-Duration Government Fund            $
Intermediate-Duration Government Fund     $
GNMA Fund                                 $
Money Market Fund                         $
Prime Obligation Fund                     $
Government Fund                           $
Government II Fund                        $
Treasury Fund                             $
Treasury II Fund                          $

SEI INDEX FUNDS

Bond Index Fund                           $
S&P 500 Index Fund                        $

SEI INSTITUTIONAL MANAGED TRUST

Large Cap Value Fund                      $
Large Cap Growth Fund                     $
Tax-Managed Large Cap Fund                $
Small Cap Value Fund                      $
Small Cap Growth Fund                     $
Tax-Managed Small Cap Fund                $
Mid-Cap Fund                              $
Core Fixed Income Fund                    $
High Yield Bond Fund                      $
Real Estate Fund                          $

SEI INSTITUTIONAL INTERNATIONAL TRUST

International Equity Fund                 $
International Fixed Income Fund           $
Emerging Markets Equity Fund              $
Emerging Markets Debt Fund                $

SEI ASSET ALLOCATION TRUST

Diversified Conservative Income Fund      $
Diversified Conservative Fund             $
Diversified Global Moderate Growth Fund   $
Diversified Moderate Growth Fund          $
Diversified Global Growth Fund            $
Diversified Global Stock Fund             $
Diversified U.S. Stock Fund               $
Defensive Strategy Fund                   $
Tax-Managed Defensive Strategy Fund       $
Conservative Strategy Fund                $
Tax-Managed Conservative Strategy Fund    $
Moderate Strategy Fund                    $
Tax-Managed Moderate Strategy Fund        $
Aggressive Strategy Fund                  $

Tax-Managed Aggressive Strategy Fund      $
Core Market Strategy Fund                 $
Tax-Managed Core Market Strategy Fund     $
Market Growth Strategy Fund               $
Tax-Managed Market Growth Strategy Fund   $

        Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. Each Fund will be voting separately and each Fund's votes will be counted separately for each Proposal. If a Fund approves a Proposal while one or more Funds do not approve that Proposal, the Proposal will be implemented only with respect to the Fund or Funds that have approved that Proposal.

        In addition to the solicitation of proxies by mail, Trustees and officers of each Trust and officers and employees of SIMC, the Shareholder Servicing Agent for the Trusts, and certain third parties hired for such purpose, may solicit proxies in person, by Internet or by telephone. The Funds will bear the costs of the Meeting and costs of any solicitation in connection with the meeting. The Funds will use Georgeson Shareholder, third party solicitor, for solicitation of proxies. Georgeson Shareholder may solicit proxies in person, by Internet or by telephone. The Funds expect to pay approximately $[SOLICITATION FEE] to Georgeson Shareholder. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The proxy card and this Proxy Statement are being mailed to Shareholders on or about September 9, 2004.

        Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the Trusts' President at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

        Each Trust is organized as a Massachusetts business trust and is not required to hold annual shareholder meetings. The Meeting is being called in order to permit Shareholders to vote on: (i) the election of Trustees; (ii) a new "manager of managers" structure for certain Funds; (iii) the selection of a new investment adviser for certain Funds; and (iv) changes to certain investment policies and restrictions for certain Funds. The summary voting table below sets forth the action required of each Fund.

     NO.                      PROPOSAL                                          FUND
     ---                      --------                                          ----
     1.    TO ELECT TRUSTEES FOR ALL FUNDS                  All Funds; Shareholders of each Trust voting
                                                            together with other Shareholders of that Trust

     2.    TO APPROVE A "MANAGER OF MANAGERS" STRUCTURE     Bond Index Fund of INDEX; Short-Duration
                                                            Government, Intermediate-Duration Government,
                                                            GNMA, and Corporate Daily Income Funds of
                                                            SDIT; and California Tax Exempt, Tax Free,
                                                            Institutional Tax Free, and Pennsylvania Tax
                                                            Free Funds of STET.
     3.    TO  APPROVE  SIMC  AS  INVESTMENT                Bond Index Fund of INDEX; Short-Duration

           ADVISER, AND  TO  APPROVE  AN INVESTMENT         Government, Intermediate-Duration Government,
           ADVISORY AGREEMENT WITH SIMC                     GNMA, and Corporate Daily Income Funds of
                                                            SDIT; and California Tax Exempt, Tax Free,
                                                            Institutional Tax Free, and Pennsylvania Tax
                                                            Free Funds of STET; Shareholders of each Fund
                                                            voting separately
     4.    TO APPROVE ELIMINATING OR RECLASSIFYING CERTAIN  All Funds, except for the Treasury Securities
           FUNDAMENTAL POLICIES AND RESTRICTIONS            Fund of SLAT and the Money Market, Prime
                                                            Obligation, Government, Treasury, and
                                                            Treasury II Funds of SDIT; Shareholders of each
                                                            Fund voting separately

        Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

        RELATIONSHIP AMONG PROPOSALS 2 AND 3. TO IMPLEMENT THE "MANAGER OF MANAGERS" STRUCTURE WITH SIMC SERVING AS EACH FUND'S "MANAGER OF MANAGERS," SHAREHOLDERS MUST APPROVE PROPOSALS 2 AND 3. NEITHER PROPOSAL WILL BE IMPLEMENTED WITH RESPECT TO A FUND IF SHAREHOLDERS OF THAT FUND DO NOT APPROVE BOTH PROPOSALS. IF SHAREHOLDERS OF A FUND DO NOT APPROVE BOTH PROPOSALS, THE TRUSTEES WILL CONSIDER AN ALTERNATE COURSE OF ACTION FOR THE FUND.

        IMPLEMENTATION OF THESE PROPOSALS WILL NOT RESULT IN INCREASED FUND FEES OR EXPENSES TO SHAREHOLDERS.

PROPOSAL 1.    TO ELECT TRUSTEES FOR ALL FUNDS.

        Shareholders are being asked to elect Rosemarie B. Greco, Nina Lesavoy and James M. Williams (each a "Nominee" and, collectively, the "Nominees") as Trustees for each Trust. The Board of Trustees recommends that Shareholders elect the three Nominees to serve as Trustees, each to hold office until a successor is duly elected and qualified.

        Rosemarie B. Greco and Nina Lesavoy are currently members of the Board. Messes. Greco and Lesavoy were each appointed to the Board by the Board of Trustees on March 20, 2000 and September 17, 2003, respectively. Mr. James M. Williams was nominated by the Nominating Committee to the Board on June 17, 2004 and appointed by the Board on [DATE OF APPOINTMENT], subject to approval of his election by Shareholders, as required under the 1940 Act.

        Each Nominee has consented to being named in this Proxy Statement and to serving as Trustee if elected. The Trusts know of no reason why any Nominee would be unable or unwilling to serve as Trustee if elected.

        INFORMATION ABOUT CURRENT TRUSTEES AND NOMINEES FOR ELECTION AS TRUSTEES. The business and affairs of each Trust, including all of the Funds, are managed under the direction of its Board of Trustees. The table below provides basic information about each Nominee and each current Trustee. The mailing address for each Nominee and each Trustee, except for the mailing address for William M. Doran, is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The mailing address for Mr. Doran is 1701 Market Street, Philadelphia, PA 19103.

                                                                                                            NUMBER
                                                                                                           OF FUNDS
                                                                                                            IN THE
                                                                                                             FUND
                POSITION      TERM OF OFFICE              PRINCIPAL OCCUPATION DURING THE PAST              COMPLEX
  NAME AND      WITH THE      AND LENGTH OF                FIVE YEARS AND OTHER DIRECTORSHIPS                TO BE
    AGE          TRUSTS        TIME SERVED                     HELD BY TRUSTEE OR NOMINEE                  OVERSEEN
    ----         ------        -----------                          ---------------                        --------
NOMINEES FOR INDEPENDENT TRUSTEES
Rosemarie B.    Trustee   No set term; served     Director, Governor's Office of Health Care Reform,         68
Greco; 58                 since 1999.             Commonwealth of Pennsylvania since 2003. Founder and
                                                  Principal, Grecoventures Ltd. from 1999 to 2002.
                                                  Interim President & Chief Executive Officer, Private
                                                  Industry Council of Philadelphia, April 1998-August
                                                  1998. President, Corestates Financial Corp.,
                                                  1996-1997; Chief Executive Officer and President,
                                                  Corestates Bank, N.A., 1994-1997. Director of Sunoco,
                                                  Inc. and Exelon Corporation. Trustee of Pennsylvania
                                                  Real Estate Investment Trust, SEI Asset Allocation
                                                  Trust, SEI Daily Income Trust, SEI Institutional
                                                  International Trust, SEI Institutional Investments
                                                  Trust, SEI Institutional Managed Trust, SEI Index
                                                  Funds, SEI Liquid Asset Trust and SEI Tax Exempt
                                                  Trust.

Nina Lesavoy;   Trustee   No set term; served     Partner, Cue Capital since 2002. Head of                   68

47                        since 2003.             Sales,  Investorforce, January 2000-December 2001.
                                                  Global Partner working for the CEO, Invesco Capital,
                                                  January 1998-January 2000. Head of Sales and Client
                                                  Services, Chancellor Capital and later LGT Asset
                                                  Management, 1986-2000. Trustee of SEI Absolute Return
                                                  Master Fund, L.P., SEI Opportunity Master Fund, L.P.,
                                                  SEI Absolute Return Fund, L.P., SEI Opportunity Fund,
                                                  L.P., SEI Asset Allocation Trust, SEI Tax Exempt Trust,
                                                  SEI Daily Income Trust, SEI Institutional Managed Trust,
                                                  SEI Index Funds, SEI Liquid Asset Trust, SEI
                                                  Institutional International Trust and SEI Institutional
                                                  Investments Trust.

James M.                  No set term.            Vice President and Chief Investment Officer, J. Paul
Williams; 56                                      Getty Trust, Non Profit Foundation Visual Arts, since
                                                  December 2002. President, Harbor Capital Investors and
                                                  Harbor Mutual Funds, 2000-2002. Manager, Pension Asset
                                                  Management, Ford Motor Company, 1997-1999.

CURRENT INDEPENDENT TRUSTEES
F. Wendell      Trustee   No set term; served     Retired. Trustee of SEI Asset Allocation Trust, SEI        68
Gooch; 71                 SDIT since 1982; SAAT   Daily Income Trust, SEI Institutional International
                          since 1995; INDEX       Trust, SEI Institutional Investments Trust, SEI
                          since 1985; SIT since   Institutional Managed Trust, SEI Index Funds, SEI Liquid
                          1988; SIMT since 1986;  Asset Trust, SEI Tax Exempt Trust, STI Classic Funds and
                          SLAT since 1995; STET   STI Classic Variable Trust.
                          since 1982.

James M.        Trustee   No set term; served     Attorney, Solo Practitioner since 1994. Partner, Dechert   68
Storey; 73                since 1995.             Price & Rhoads (law firm), September 1987-December 1993.
                                                  Director of U.S. Charitable Gift Trust. Trustee of The
                                                  Advisors' Inner Circle Fund, The Arbor Fund, Expedition
                                                  Funds, The MDL Funds, Massachusetts Health and Education
                                                  Tax-Exempt Trust, SEI Asset Allocation Trust, SEI Daily
                                                  Income Trust, SEI Institutional International Trust, SEI
                                                  Institutional Investments Trust, SEI Institutional
                                                  Managed Trust, SEI Index Funds, SEI Liquid Asset Trust
                                                  and SEI Tax Exempt Trust.

George J.       Trustee   No set term; served     Self-employed Consultant, Newfound Consultants Inc.        68
Sullivan, Jr.;            since 1996.             since April 1997. Trustee of State Street Navigator
61                                                Securities Lending Trust, The Advisors' Inner Circle
                                                  Fund, The Arbor Fund, Expedition Funds, The MDL Funds,
                                                  SEI Absolute Return Master Fund, L.P., SEI Opportunity
                                                  Master Fund, L.P., SEI Absolute Return Fund, L.P., SEI
                                                  Opportunity Fund, L.P., SEI Asset Allocation Trust, SEI
                                                  Daily Income Trust, SEI Institutional International
                                                  Trust, SEI Institutional Investments Trust, SEI
                                                  Institutional Managed Trust, SEI Index Funds, SEI Liquid
                                                  Asset Trust and SEI Tax Exempt Trust.

CURRENT INTERESTED TRUSTEES
William M.      Trustee   No set term; served     Self-employed Consultant. Partner, Morgan, Lewis &         68
Doran; 64                 SDIT since 1982; SAAT   Bockius LLP (law firm) from 1976 to 2003, counsel to the
                          1995; INDEX since       Trusts, SEI Investments Company, SIMC, SEI Investments
                          1985; SIT since 1988;   Fund Management and SEI Investments Distribution Co.
                          SIMT since 1986; SLAT   Director of SEI Investments Company since 1974;
                          since 1995; STET since  Secretary of SEI Investments Company since 1978.
                          1982.                   Director of SEI Investments Distribution Co. since 2003.
                                                  Trustee of The Advisors' Inner Circle Fund, The Arbor
                                                  Fund, Expedition Funds, The MDL Funds, SEI Asset
                                                  Allocation Trust, SEI Daily Income Trust, SEI
                                                  Institutional International Trust, SEI Institutional
                                                  Investments Trust, SEI Institutional Managed Trust, SEI
                                                  Index Funds, SEI Liquid Asset Trust and SEI Tax Exempt
                                                  Trust.

Robert A.       Chairman  No set term; served     Currently performs various services on behalf of SEI      68
Nesher; 58                SDIT since 1982; SAAT   Investments Company for which Mr. Nesher is compensated.
                          1995; INDEX since       Executive Vice President of SEI Investments Company,
                          1985; SIT since 1988;   1986-1994. Director and Executive Vice President of
                          SIMT since 1986; SLAT   SIMC, SEI Investments Fund Management and SEI
                          since 1995; STET since  Investments Distribution Co., 1981-1994. Trustee of The
                          1982.                   Advisors' Inner Circle Fund, The Arbor Fund, Bishop
                                                  Street Funds, Expedition Funds, The MDL Funds, SEI
                                                  Global Master Fund, plc, SEI Global Assets Fund, plc,
                                                  SEI Global Investments Fund, plc, SEI Investments
                                                  Global, Limited, SEI Absolute Return Master Fund, L.P.,
                                                  SEI Opportunity Master Fund, L.P., SEI Absolute Return
                                                  Fund, L.P., SEI Opportunity Fund, L.P., SEI Asset
                                                  Allocation Trust, SEI Daily Income Trust, SEI
                                                  Institutional International Trust, SEI Institutional
                                                  Investments Trust, SEI Institutional Managed Trust, SEI
                                                  Index Funds, SEI Liquid Asset Trust and SEI Tax Exempt
                                                  Trust.

        Messrs. Nesher and Doran are Trustees who may be deemed to be "interested persons" of the Funds, as that term is defined in the 1940 Act ("Interested Trustees"), by virtue of their relationship with SIMC, which serves as investment adviser to certain Funds, and SEI Investments Distribution Co., the Funds' distributor.

        MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES. The chart below provides information about the number of Board meetings held during each Trust's most recently completed fiscal year and which Board members attended such meetings.

                                          NUMBER OF
                                          BOARD
                                          MEETINGS
                                          HELD DURING
                                          MOST RECENT     TRUSTEES WHO ATTENDED THE
TRUST AND FISCAL YEAR                     FISCAL YEAR     MEETING
---------------------                     -----------     -------
SEI Liquid Asset Trust                    9               The Trustees attended all meetings, except
June 30, 2004                                             for Mr. Gooch and Ms. Greco, who were each
                                                          absent from one meeting.
SEI Tax Exempt Trust                      8               The Trustees attended all meetings, except
August 31, 2003                                           for Mr. Gooch and Ms. Greco, who were each
                                                          absent from one meeting.
SEI Daily Income Trust                    9               The Trustees attended all meetings, except
January 31, 2004                                          for Mr. Gooch and Ms. Greco, who were each
                                                          absent from one meeting.
SEI Index Funds                           9               The Trustees attended all meetings, except
March 31, 2004                                            for Mr. Gooch and Ms. Greco, who were each
                                                          absent from one meeting.
SEI Institutional Managed Trust           9               The Trustees attended all meetings, except
September 30, 2003                                        for Mr. Gooch and Ms. Greco, who were each
                                                          absent from one meeting.
SEI Institutional International Trust     9               The Trustees attended all meetings, except
September 30, 2003                                        for Mr. Gooch and Ms. Greco, who were each
                                                          absent from one meeting.
SEI Asset Allocation Trust                9               The Trustees attended all meetings, except
March 31, 2004                                            for Mr. Gooch and Ms. Greco, who were each
                                                          absent from one meeting.

        Each Trust has a standing Audit Committee currently consisting of Messrs. Gooch, Storey and Sullivan, and Messes. Greco and Lesavoy, each of whom are not "interested persons" as such term is defined in the 1940 Act (collectively, the "Independent Trustees"). The Audit Committee assists the Trustees in their oversight of the Trusts' financial reporting. The chart below provides information about the number of Audit Committee Meetings held during each Trust's most recently completed fiscal year and which Audit Committee members attended such meetings.

                                          NUMBER OF
                                          AUDIT
                                          COMMITTEE
                                          MEETINGS
                                          HELD DURING
                                          MOST RECENT     AUDIT COMMITTEE MEMBERS
TRUST AND FISCAL YEAR                     FISCAL YEAR     WHO ATTENDED THE MEETING
---------------------                     -----------     ------------------------
SEI Liquid Asset Trust                    4               The Audit Committee members attended all
June 30, 2004                                             meetings.
SEI Tax Exempt Trust                      4               The Audit Committee members attended all
August 31, 2003                                           meetings, except for Mr. Gooch, who was
                                                          absent from one meeting.
SEI Daily Income Trust                    4               The Audit Committee members attended all
January 31, 2004                                          meetings, except for Mr. Storey, who was
                                                          absent from one meeting.
SEI Index Funds                           4               The Audit Committee members attended all
March 31, 2004                                            meetings, except for Mr. Storey, who was
                                                          absent from one meeting.
SEI Institutional Managed Trust           4               The Audit Committee members attended all
September 30, 2003                                        meetings except for Mr. Gooch, who was
                                                          absent from one meeting.
SEI Institutional International Trust     4               The Audit Committee members attended all
September 30, 2003                                        meetings except for Mr. Gooch, who was
                                                          absent from one meeting.
SEI Asset Allocation Trust                5               The Audit Committee members attended all
March 31, 2004                                            meetings, except for Mr. Storey, who was
                                                          absent from one meeting.

        Each Trust has a standing Nominating Committee currently consisting of the Independent Trustees. The Nominating Committee is responsible for evaluating and recommending nominees for election to the Board. The Nominating Committee meets as necessary and the chart below provides information about the number of Nominating Committee Meetings held during each Trust's most recently completed fiscal year.

                                          NUMBER OF NOMINATING
                                          COMMITTEE MEETINGS HELD
TRUST AND FISCAL YEAR                     DURING MOST RECENT FISCAL YEAR
---------------------                     ------------------------------
SEI Liquid Asset Trust                    2
June 30, 2004
SEI Tax Exempt Trust                      1
August 31, 2003
SEI Daily Income Trust                    1
January 31, 2004
SEI Index Funds                           2
March 31, 2004
SEI Institutional Managed Trust           1
September 30, 2003
SEI Institutional International Trust     1
September 30, 2003
SEI Asset Allocation Trust                2
March 31, 2004

        The Nominating Committee has adopted a charter, a copy of which is attached hereto as Exhibit A. It is the Nominating Committee's policy to review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Nominating Committee at the applicable Trust's offices.

        The Trusts do not have a standing compensation committee or any committee performing similar functions.

        COMPENSATION OF THE TRUSTEES, OFFICERS AND OTHERS. The Interested Trustees and officers of the Trusts do not receive compensation from the Trusts. The chart below provides information about the annual fee that each Independent Trustee receives from each Trust, total compensation accrued and payable to the Independent Trustees by each Trust and the "fund complex" for each Trust's most recently completed fiscal year. The "fund complex" is composed of all of the Funds and the portfolios of SEI Institutional Investments Trust.

                                                                     PENSION OR
                                                                     RETIREMENT
                                  ANNUAL                              BENEFITS          ESTIMATED
          NAME OF                  FEE                               ACCRUED AS           ANNUAL              TOTAL
        INDEPENDENT              PAYABLE            TOTAL              PART OF           BENEFITS          COMPENSATION
        TRUSTEE AND                 TO           COMPENSATION           FUND               UPON             FROM FUND
        FISCAL YEAR              TRUSTEE          FROM TRUST          EXPENSES          RETIREMENT           COMPLEX
        -----------              -------          ----------          --------          ----------           -------
SEI LIQUID ASSET TRUST - FISCAL YEAR ENDED JUNE 30, 2004 (* AS OF JUNE 30, 2003)
F. Wendell Gooch                                 $      4,527           N/A                N/A             $    133,000

                                                                     PENSION OR
                                                                     RETIREMENT
                                  ANNUAL                              BENEFITS          ESTIMATED
          NAME OF                  FEE                               ACCRUED AS           ANNUAL              TOTAL
        INDEPENDENT              PAYABLE            TOTAL              PART OF           BENEFITS          COMPENSATION
        TRUSTEE AND                 TO           COMPENSATION           FUND               UPON             FROM FUND
        FISCAL YEAR              TRUSTEE          FROM TRUST          EXPENSES          RETIREMENT           COMPLEX
        -----------              -------          ----------          --------          ----------           -------
James M. Storey                                  $      4,527           N/A                N/A             $    133,000
George J. Sullivan, Jr.                          $      4,527           N/A                N/A             $    133,000
Rosemarie B. Greco                               $      4,527           N/A                N/A             $    133,000
Nina Lesavoy                                               --           N/A                N/A                       --

SEI TAX EXEMPT TRUST - FISCAL YEAR ENDED AUGUST 31, 2003
F. Wendell Gooch                                 $     18,391           N/A                N/A             $    133,000
James M. Storey                                  $     18,391           N/A                N/A             $    133,000
George J. Sullivan, Jr.                          $     18,391           N/A                N/A             $    133,000
Rosemarie B. Greco                               $     18,391           N/A                N/A             $    133,000
Nina Lesavoy                                               --           N/A                N/A                       --

SEI DAILY INCOME TRUST - FISCAL YEAR ENDED JANUARY 31, 2004
F. Wendell Gooch                                 $     14,707           N/A                N/A             $    133,000
James M. Storey                                  $     14,707           N/A                N/A             $    133,000
George J. Sullivan, Jr.                          $     14,707           N/A                N/A             $    133,000
Rosemarie B. Greco                               $     14,707           N/A                N/A             $    133,000
Nina Lesavoy                                     $      7,831           N/A                N/A             $     66,500

SEI INDEX FUNDS - FISCAL YEAR ENDED MARCH 31, 2004
F. Wendell Gooch                                 $      4,114           N/A                N/A             $    133,000
James M. Storey                                  $      4,114           N/A                N/A             $    133,000
George J. Sullivan, Jr.                          $      4,114           N/A                N/A             $    133,000
Rosemarie B. Greco                               $      4,114           N/A                N/A             $    133,000
Nina Lesavoy                                     $      3,143           N/A                N/A             $     99,750

SEI ASSET ALLOCATION TRUST - FISCAL YEAR ENDED MARCH 31, 2004
F. Wendell Gooch                                 $     13,888           N/A                N/A             $    133,000
James M. Storey                                  $     13,888           N/A                N/A             $    133,000
George J. Sullivan, Jr.                          $     13,888           N/A                N/A             $    133,000
Rosemarie B. Greco                               $     13,888           N/A                N/A             $    133,000
Nina Lesavoy                                     $     11,478           N/A                N/A             $     99,750

SEI INSTITUTIONAL MANAGED TRUST - FISCAL YEAR ENDED SEPTEMBER 30, 2003
F. Wendell Gooch                                 $     33,250           N/A                N/A             $    133,000
James M. Storey                                  $     33,250           N/A                N/A             $    133,000
George J. Sullivan, Jr.                          $     33,250           N/A                N/A             $    133,000
Rosemarie B. Greco                               $     33,250           N/A                N/A             $    133,000
Nina Lesavoy                                              [--]          N/A                N/A                      [--]

SEI INSTITUTIONAL INTERNATIONAL TRUST - FISCAL YEAR ENDED SEPTEMBER 30, 2003
F. Wendell Gooch                                 $     12,578           N/A                N/A             $    133,000
James M. Storey                                  $     12,578           N/A                N/A             $    133,000
George J. Sullivan, Jr.                          $     12,578           N/A                N/A             $    133,000
Rosemarie B. Greco                               $     12,578           N/A                N/A             $    133,000
Nina Lesavoy                                     $     [3,668]          N/A                N/A             $    [33,250]

        OWNERSHIP OF FUND SECURITIES. The table below shows the dollar range of equity securities beneficially owned by each Nominee or Trustee as of June 30, 2004.

                                                                                AGGREGATE DOLLAR
                                                                                RANGE OF EQUITY
                                                                                SECURITIES IN ALL FUNDS
                                                                                OVERSEEN BY TRUSTEE OR
NAME OF TRUSTEE OR          DOLLAR RANGE OF EQUITY SECURITIES                   NOMINEE IN THE
NOMINEE                     FOR EACH FUND                                       FUND COMPLEX
-------                     -------------                                       --------------------
Mr. Nesher                  Over $100,000 (SIMT Core Fixed Income Fund)         Over $100,000
                            Over $100,000 (SIMT Large Cap Growth Fund)
                            Over $100,000 (SIMT Large Cap Value Fund)
                            $1-$10,000 (SIMT Small Cap Growth Fund)
Mr. Doran
Mr. Gooch                   Over $100,000 (SIMT Small Cap Growth Fund)          Over $100,000
                            $10,001-$50,000 (SIT International Equity Fund)
                            Over $100,000 (SDIT Prime Obligation Fund)
Mr. Storey
Mr. Sullivan                None                                                None
Ms. Greco                   None                                                None
Ms. Lesavoy
Mr. Williams                None                                                None

Proposal  2.   To approve a "manager of managers" structure for: the Bond Index
               Fund of INDEX; the Short-Duration Government,
               Intermediate-Duration Government, GNMA, and Corporate Daily
               Income Funds of SDIT; and the California Tax Exempt, Tax Free,
               Institutional Tax Free, and Pennsylvania Tax Free Funds of STET.

        The Board of Trustees recommends that Shareholders approve a "manager of managers" structure for the Bond Index Fund of INDEX; the Short-Duration Government, Intermediate-Duration Government, GNMA, and Corporate Daily Income Funds of SDIT; and the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds of STET, as described below.

        SEC EXEMPTIVE ORDER AND SHAREHOLDER APPROVAL. Proposal 2 seeks Shareholder approval to implement a "manager of managers" structure for each Fund. Under this structure, each Fund will have an investment adviser and one or more sub-advisers. The Board of Trustees will be permitted to approve or terminate investment sub-advisers, based on the recommendation of SIMC as investment adviser, WITHOUT shareholder approval. Normally, shareholders of a mutual fund must approve investment advisory agreements for the mutual fund. To operate a "manager of managers" structure efficiently, however, the Trusts have obtained an exemption from the U.S. Securities and Exchange Commission ("SEC") from the shareholder approval requirements, subject to certain conditions. One condition of the SEC exemption order is that, before a Fund relies on the exemption and implements a "manager of managers" structure, that Fund's shareholders must approve the "manager of managers" structure. All of the other Funds in the SEI Funds family have implemented this "manager of managers" structure, and SIMC currently serves as investment adviser and "manager of managers" for those Funds.

        DESCRIPTION OF THE PROPOSED "MANAGER OF MANAGERS" STRUCTURE. Under the proposed "manager of managers" structure, each Fund will be operated in a manner that is different from many other mutual funds. Most mutual funds operate under a structure in which a single entity, the fund's adviser, provides investment advisory services to the fund. Typically, the fund pays an advisory fee to the fund's adviser and the adviser, in turn, compensates the adviser's portfolio managers who make specific securities selections for the fund. In contrast, under the "manager of managers" structure, a Fund will pay SIMC an advisory fee and SIMC, in turn, will hire sub-advisers to provide day-to-day investment advisory services to the Fund. Under this structure, shareholders will have the benefit of SIMC's expertise in selecting and monitoring investment sub-advisers. SIMC will continuously monitor the performance of the sub-advisers and may from time to time recommend that the Board of Trustees replace one or more sub-advisers or appoint additional sub-advisers, depending on SIMC's assessment of what combination of sub-advisers it believes would optimize a Fund's chances of achieving its investment objective. The Board would be able to approve the addition or termination of sub-advisers without shareholder approval.

        Any proposal to add or replace sub-advisers would be reviewed as follows. First, SIMC would assess a Fund's needs and, if it believed additional or replacement sub-advisers could benefit the Fund, would systematically search the relevant universe of available investment sub-advisers. Second, any recommendations made by SIMC would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not parties to the investment sub-advisory agreement or "interested persons," as defined under the 1940 Act, of any party to the investment sub-advisory agreement. Finally, any selections of additional or replacement sub-advisers would have to comply with conditions contained in the SEC exemption.

        The proposed "manager of managers" structure is intended to afford the Funds increased management flexibility. With the "manager of managers" structure, the Trustees will not be required to call a shareholder meeting each time a new sub-adviser is approved and A FUND WILL NOT INCUR THE CONSIDERABLE EXPENSE OF HOLDING SHAREHOLDER MEETINGS TO APPROVE SUB-ADVISERS.

        TRUSTEES' CONSIDERATIONS. In unanimously approving the "manager of managers" structure for the Funds and in recommending that Shareholders also approve this structure, the Trustees reviewed SIMC's expertise as a "manager of managers," including SIMC's experience in serving as "manager of managers" for the other Funds in the SEI Funds family. In addition, the Trustees considered the flexibility the Funds will have under a "manager of managers" structure to implement sub-adviser changes, without shareholder approval and without the Funds incurring the considerable costs of obtaining shareholder approval, when the Board determines that such changes are advisable.

        THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

Proposal 3.    To approve SIMC as investment adviser for: the Bond Index Fund of INDEX; the Short-Duration Government, Intermediate-Duration
               Government, GNMA, and Corporate Daily Income Funds of SDIT; and the California Tax Exempt, Tax Free, Institutional Tax Free, and
               Pennsylvania Tax Free Funds of STET; and to approve an investment advisory agreement with SIMC and these Funds.

        The Board of Trustees recommends that Shareholders approve SIMC as the investment adviser of the Bond Index Fund of INDEX; the Short-Duration Government, Intermediate-Duration Government, GNMA, and Corporate Daily Income Funds of SDIT; and the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds of STET, and approve the investment advisory agreements (each an "Investment Advisory Agreement" and, collectively, the "Investment Advisory Agreements") between the Trusts and SIMC relating to these Funds (which are attached as Exhibits B, C and D to this Proxy Statement). The description of the Investment Advisory Agreements in this Proxy Statement is qualified in its entirety by reference to Exhibits B, C and D. The Trustees, including all of the Trustees who are not parties to the Investment Advisory Agreements or "interested persons," as defined under the 1940 Act, of any party to the Investment Advisory Agreements, unanimously approved SIMC as investment adviser for each Fund and the Investment Advisory Agreements with respect to each Fund at a meeting held on June 17, 2004.

        CURRENT INVESTMENT ADVISORY ARRANGEMENTS. Standish Mellon Asset Management Company LLC ("Standish Mellon") serves as investment adviser to the Bond Index Fund of INDEX pursuant to an investment advisory agreement with INDEX dated October 2, 1995. Wellington Management Company, LLP ("Wellington Management") serves as investment adviser to the Short-Duration Government, Intermediate-Duration Government and GNMA Funds of SDIT, and the Corporate Daily Income Fund of SDIT pursuant to investment advisory agreements with SDIT dated December 15, 1986 and August 4, 1993, respectively. Weiss Peck and Greer Investments ("WPG") serves as investment adviser to the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds of STET pursuant to an investment advisory agreement with STET dated December 31, 1995. The current investment advisory agreements are collectively referred to as the "Previous Advisory Agreements."

        NEW INVESTMENT ADVISORY AGREEMENTS. At a meeting of the Board of Trustees held on June 17, 2004, the Trustees approved SIMC as investment adviser to the Bond Index Fund of INDEX; the Short-Duration Government, Intermediate-Duration Government, GNMA, and Corporate Daily Income Funds of SDIT; and the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds of STET, and those Funds' current advisers, Standish Mellon, Wellington Management and WPG, as sub-advisers to the Funds, based upon the Board's determination that the selection of SIMC to provide the investment advisory and "manager of managers" services as described herein will better optimize each Fund's chances of achieving its investment objective.

        Other than the identity of the investment adviser and provisions concerning the "manager of managers" structure, there are no material differences between the Investment Advisory Agreements and the Previous Advisory

Agreements. For example, the advisory fees are identical, and the standards of care and limitations of liability are the same, except as noted below.

        SIMC'S DUTIES UNDER THE INVESTMENT ADVISORY AGREEMENTS. Under the Investment Advisory Agreements, SIMC will serve as investment adviser and "manager of managers" to each Fund. SIMC will provide its proprietary investment adviser selection, monitoring, and asset allocation services to the Funds. Subject to Board approval (but not shareholder approval), SIMC, in turn, will enter into investment sub-advisory agreements with one or more sub-advisers who will make specific investment decisions with respect to the assets (or a portion of the assets) of each Fund. Under the Investment Advisory Agreements, SIMC will also continuously review and supervise each Fund's investment program. Subject to Board approval, SIMC in the future may provide specific portfolio security advice with respect to all or some portion of a Fund's assets, but SIMC does not currently expect to request such approval.

        SIMC will perform internal due diligence on prospective sub-advisers for each Fund and monitor sub-adviser performance using its proprietary investment adviser selection and monitoring process. SIMC will be responsible for communicating performance targets and evaluations to sub-advisers, supervising each sub-adviser's compliance with a Fund's investment objective and policies, authorizing sub-advisers to engage in certain investment techniques for a Fund, and recommending to the Board of Trustees whether investment sub-advisory agreements should be renewed, modified or terminated. SIMC also will recommend to the Board of Trustees the addition of new sub-advisers, as it deems appropriate.

        SUB-ADVISORY SERVICES UNDER THE "MANAGER OF MANAGERS" STRUCTURE. As discussed above, at the June 17, 2004 meeting, the Board of Trustees approved the Funds' current advisers, Standish Mellon, Wellington Management and WPG, as the investment sub-adviser to each respective Fund, subject to shareholder approval of the "manager of managers" structure described in this Proxy Statement. If Shareholders approve this structure, Standish Mellon, Wellington Management and WPG will serve as sub-advisers to each respective Fund under a sub-advisory agreement between Standish Mellon, Wellington Management and WPG and SIMC, respectively. As sub-advisers to the Funds, Standish Mellon, Wellington Management and WPG will be responsible for the day-to-day investment management of all or a discrete portion of their respective Fund's assets allocated to it by SIMC. Standish Mellon, Wellington Management and WPG will be authorized to make investment decisions for their respective Fund and place orders on each Fund's behalf to effect those investment decisions. As the "manager of managers" of each Fund, SIMC will oversee Standish Mellon, Wellington Management and WPG to ensure compliance with each Fund's investment objective and guidelines, and will monitor their adherence to each Fund's investment style. Shortly after Standish Mellon, Wellington Management and WPG begin acting as sub-advisers under this structure, each Fund will provide shareholders with information about Standish Mellon, Wellington Management and WPG and their Investment Advisory Agreements with SIMC.

        COMPENSATION. For its services as investment adviser and "manager of managers" of each Fund, SIMC will receive a fee from the Funds. The chart below provides information about the fees that each Fund will pay under each Investment Advisory Agreement. These are the same contractual fees that were paid to the previous advisers. SIMC will pay any sub-advisers out of the investment advisory fee it receives. The Funds are not responsible for paying the sub-advisers' advisory fees.

FUND                                             CONTRACTUAL FEE
--------------------------------------------------------------------------------------------------
INDEX Bond Index Fund                            0.07%

SDIT Short-Duration Government Fund              0.10% up to $500 million; 0.075% between $500
SDIT Intermediate-Duration Government Fund       million and $1 billion; and 0.05% over $1 billion,
SDIT GNMA Fund                                   based on the combined assets of the
                                                 Intermediate-Duration Government, Short-Duration
                                                 Government, and GNMA Funds

SDIT Corporate Daily Income Fund                 0.10% up to $500 million; 0.075% between $500
                                                 million and $1 billion; and 0.05% over $1 billion,
                                                 based on the combined assets of the Corporate Daily
                                                 Income and Treasury Securities Daily Income Funds

STET California Tax Exempt Fund                  0.05% up to $500,000,000; 0.04% next $500,000,000;
STET Tax Free Fund                               0.03% over $1,000,000,000, calculated by aggregating
STET Institutional Tax Free Fund                 the assets of the California Tax Exempt, Tax Free,
STET Pennsylvania Tax Free Fund                  Institutional Tax Free and Pennsylvania Tax Free
                                                 Funds and applying this fee schedule and then
                                                 allocating the fee to each of these Funds based
                                                 upon their relative net assets

        SIMC and its affiliates that are service providers to the Funds have voluntarily agreed to waive fees to keep the Funds' total expense ratios at specified levels. These voluntary fee waivers may be discontinued at any time; however, SIMC and its affiliates have no current intention to discontinue these voluntary fee waivers.

        DURATION AND TERMINATION. Unless terminated earlier, each Investment Advisory Agreement will continue in effect as to a Fund for an initial two year term, and will continue thereafter for periods of one year for so long as such continuance is specifically approved at least annually as required by the 1940 Act.

        Each Investment Advisory Agreement will terminate automatically in the event of its assignment. In addition, each Investment Advisory Agreement may be terminated at any time without penalty by the Trustees or by a vote of a majority of the outstanding shares of a Fund on not less than 30 days' nor more than 60 days' written notice to SIMC. In addition, each Investment Advisory Agreement is terminable by SIMC upon 90 days' written notice to the Trust. The duration and termination provisions of the Investment Advisory Agreements are identical to the duration and termination provisions of the Previous Advisory Agreements.

        LIMITATION OF LIABILITY. SIMC will discharge its responsibilities under the Investment Advisory Agreements subject to the general supervision of, and any policies set by, the Board of Trustees. Under the Investment Advisory Agreements, SIMC is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties under the Investment Advisory Agreements (except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard by SIMC of its obligations or duties under the Investment Advisory Agreements, except as may otherwise be provided under provisions of applicable state and Federal law to the extent such provisions cannot be waived or modified by the Investment Advisory Agreements). The limitation of liability provisions of the Investment Advisory

Agreements are identical to the limitation of liability provisions of the Previous Advisory Agreements with the exception of the Previous Advisory Agreement for the Short-Duration Government, Intermediate-Duration Government and GNMA Funds of SDIT, which provides that no provision of the Agreement shall be deemed to protect Wellington Management against any liability to SDIT or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in performance of its duties or the reckless disregard of its obligations under the agreement.

        DESCRIPTION OF THE INVESTMENT ADVISER. SIMC is a wholly-owned subsidiary of SEI Investments Company ("SEI"), a financial services company located at Oaks, Pennsylvania 19456. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers, and insurance companies. SIMC, and its predecessor, began managing as a "manager of managers" in 1995 and has significant experience providing advice to investors regarding the selection and evaluation of investment advisers. As of July 31, 2004, SIMC acted in a similar "manager of managers" role with respect to $XX billion of client assets.

        Listed below are the names and principal occupations of each director and the principal executive officer of SIMC. The principal business address of each director and the principal executive officer, as it relates to their duties at SIMC, is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

  NAME                                     TITLE
  ----                                     -----
  Edward D. Loughlin                       Director & President
  Carl A. Guarino                          Director & Executive Vice President
  Robert Crudup                            Senior Vice President
  Wayne Withrow                            Senior Vice President
  Timothy D. Barto                         General Counsel, Vice President & Secretary
  Lydia A. Gavalis                         Vice President & Assistant Secretary
  Christine McCullough                     Vice President & Assistant Secretary
  Richard A. Deak                          Vice President & Assistant Secretary
  John C. Munch                            Assistant Secretary
  William E. Zitelli, Jr.                  Assistant Secretary
  Rosanne Miller                           Assistant Secretary
  Lori L. White                            Assistant Secretary
  Thomas D. Jones                          Compliance Officer & Assistant Secretary
  David Campbell                           Vice President
  Vincent Chu                              Vice President
  Jim Combs                                Vice President
  Karl Dasher                              Vice President & Chief Investment Officer
  Scott W. Dellorfano                      Vice President
  Michael Cagina                           Vice President
  Greg Gettinger                           Vice President
  Kathy Heilig                             Vice President & Treasurer
  Lori Heinel                              Vice President
  Paul Klauder                             Vice President
  Jack May                                 Vice President
  Carolyn McLaurin                         Vice President
  James V. Morris                          Vice President

  NAME                                     TITLE
  ----                                     -----
  Stephen Onofrio                          Vice President
  Alison Saunders                          Vice President
  Brandon Sharrett                         Vice President
  Frank Sidoti                             Vice President
  Kathryn L. Stanton                       Vice President
  Raymond B. Webster                       Vice President

        Listed below are the names of each officer of the Funds who is an officer or employee of SIMC.

NAME                            POSITION WITH FUND                       POSITION WITH SIMC
----                            ------------------                       ------------------
Edward D. Loughlin              President & Chief Executive Officer      Director & President
Timothy D. Barto                Vice President & Secretary               General Counsel, Vice President &
                                                                         Secretary
Lydia A. Gavalis                Vice President & Assistant Secretary     Vice President & Assistant Secretary
Christine M. McCullough         Vice President & Assistant Secretary     Vice President & Assistant Secretary
William E. Zitelli, Jr.         Vice President & Assistant Secretary     Assistant Secretary
John J. McCue                   Vice President                           Director of Portfolio
                                                                         Implementations & Managing Director
                                                                         of Money Market Investments
Thomas D. Jones                 Chief Compliance Officer                 Chief Compliance Officer & Assistant
                                                                         Secretary

        OTHER FUNDS WITH SIMILAR INVESTMENT OBJECTIVES. SIMC serves as investment adviser and "manager of managers" to the following funds that have investment objectives similar to those of the Funds. The following table provides comparative information on fees paid to SIMC for managing funds with investment objectives similar to those of the Funds.

     NAME OF FUND               NET ASSETS OF FUND
(INVESTMENT OBJECTIVE)          AS OF JUNE 30, 2004                 MANAGEMENT FEE
----------------------          -------------------                 --------------



        TRUSTEES' CONSIDERATIONS. At a meeting of the Board of Trustees held on June 17, 2004, the Board of Trustees reviewed SIMC's qualifications to act as each Fund's investment adviser and "manager of managers," placing particular emphasis on: (i) SIMC's proposed role in recommending, monitoring and terminating sub-advisers, subject to the Board of Trustees' oversight; and (ii) SIMC's performance as "manager of managers" and investment adviser for the other Funds in the SEI Funds family. The Trustees received oral information regarding SIMC's key personnel, its experience in selection and evaluation of sub-advisers and research performed by SIMC and others that had led SIMC to recommend a "manager of managers" structure.

        In unanimously approving (and recommending that Shareholders approve) SIMC as investment adviser and "manager of managers" to the Bond Index Fund of INDEX; the Short-Duration Government, Intermediate-Duration Government, GNMA, and Corporate Daily Income Funds of SDIT; and the California Tax Exempt, Tax Free, Institutional Tax Free, and

Pennsylvania Tax Free Funds of STET and the Investment Advisory Agreements with respect to those Funds, the Trustees carefully evaluated the experience of SIMC's key personnel in serving as a "manager of managers" for other institutional funds in the SEI Funds family, and the nature and quality of services SIMC is expected to provide to the Funds. The Trustees also considered:
(i) each Fund's distinct investment objective and policies; (ii) that the total compensation payable to SIMC by the Funds under the Investment Advisory Agreements will be at the same rate as the compensation payable under the Previous Advisory Agreements; (iii) the history, reputation, qualification and background of SIMC, as well as the qualifications of its personnel and its financial condition; (iv) SIMC's performance record; (v) each Fund's performance; (vi) the benefits to each Fund expected to be realized as a result of implementing the proposed "manager of managers" structure for the Fund; and
(vii) other factors deemed relevant. In addition, the Trustees considered the fees to be paid to SIMC in comparison to those being charged in the relevant segment of the mutual fund business. The Trustees used this information, as well as other information they obtained independently, to help them decide whether to approve SIMC as each Fund's "manager of managers" and investment adviser and the Investment Advisory Agreements.

        THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

Proposal 4.    To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds, except for: the Treasury
               Securities Fund of SLAT and the Money Market, Prime Obligation,
               Government, Treasury and Treasury II Funds of SDIT.

        The Board of Trustees recommends that Shareholders approve eliminating or reclassifying certain fundamental investment policies for all Funds, except for: the Treasury Securities Fund of SLAT and the Money Market, Prime Obligation, Government, Treasury and Treasury II Funds of SDIT, as described below.

        GENERAL DESCRIPTION OF 1940 ACT REQUIREMENTS. Each Fund operates in accordance with the investment objectives, policies and restrictions described in its prospectus and statement of additional information. The 1940 Act requires that each Fund classify specific investment policies as fundamental policies and requires a shareholder vote to make changes to those policies. Other policies not enumerated in the 1940 Act can be designated by a Fund as fundamental, and if so designated, may only be changed by shareholder vote or can be designated as non-fundamental and may be changed by a vote of the Board of Trustees.

        Since the time each Fund was created, there have been a number of changes in the laws and regulations that govern the Funds. First, significant federal legislation in 1996 pre-empted state regulation of all mutual funds. As a result, many investment policies previously imposed on the Funds by various states are no longer required. Second, significant changes to Rule 2a-7 under the 1940 Act, which governs the investments and operations of money market funds, took effect during the 1990s. Thus, many of the current fundamental policies of the Funds reflect outdated regulatory requirements or predate the current requirements of Rule 2a-7 and are, in significant respects, more restrictive than the 1940 Act and Rule 2a-7 currently require. In addition, new types of investment techniques and money market instruments have been developed, which the Funds may not be permitted to use or invest in because of their outdated fundamental policies.

        SIMC performed a comprehensive review of the Funds' fundamental policies, and based on the recommendations of SIMC, the Board of Trustees has approved policy revisions that are designed to: (i) simplify and modernize those policies that are required to be fundamental; and (ii) eliminate or reclassify as non-fundamental those fundamental policies that are no longer required to be fundamental or that are no longer necessary.

        In some cases the Board of Trustees recommends that fundamental policies be amended or eliminated completely. In certain cases, the Board of Trustees has approved non-fundamental policies that in effect reclassify all or part of a fundamental policy into a non-fundamental policy. Changes to non-fundamental policies do not require shareholder approval. While not specifically subject to shareholder approval, the non-fundamental policies approved by the Board will not take effect unless the related change to the fundamental policy is approved by shareholders. Once converted to non-fundamental, a policy may be changed without Shareholder approval. If the Board decides in the future to change or eliminate a reclassified non-fundamental policy, the change would be disclosed in the Funds' prospectus(es) or statement of additional information, as required.

        Approval of these changes by Shareholders would allow the Funds greater flexibility to respond to a changing investment environment. The Board of Trustees also believes that the proposed changes will enhance the Funds' investment adviser's ability to manage the Funds' investment portfolios. In addition, by reducing to a minimum those policies that can be changed only by shareholder vote, the Funds in the future may be able to avoid the costs and delay associated with a shareholder meeting. The Funds that are money market funds will continue to be subject to the requirements of Rule 2a-7.

        Each proposed change to a Fund's fundamental policies recommended by the Board of Trustees is discussed in detail below. In order to help you understand the proposed changes, attached as Exhibit E is a list of the Funds' current fundamental policies proposed to be replaced by new fundamental and/or non-fundamental policies or to be eliminated.

        VOTING REQUIREMENTS FOR PROPOSAL 4. Approval of each item of Proposal 4 requires the favorable vote of a majority of outstanding voting shares of a Fund as defined by the 1940 Act. Proposal 4 is separated into separate items. YOU MAY VOTE FOR PROPOSAL 4 AS A GROUP OR BY EACH ITEM. If you vote on Proposal 4 as a group, a Fund will record your votes as having been cast "FOR" or "AGAINST," according to your vote, each applicable item within Proposal 4. Alternatively, you may vote separately for or against each item. If you return a proxy card with a vote on the entire Proposal as a group and separate votes on specific items, your vote on the entire Proposal as a group will control and be recorded as your intended vote.

        If Shareholders approve some, but not all, items of Proposal 4, a Fund will have a combination of certain current fundamental policies and certain new fundamental and/or non-fundamental policies. Fundamental policies approved by the Shareholders would become effective immediately after the Meeting. However, it is not expected that the changes in fundamental policies will materially change the manner in which the Funds are managed.

        ITEM 4 (a) - FUNDAMENTAL POLICY REGARDING DIVERSIFICATION

        CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding diversification.

                                                                                   CURRENT
FUNDS                                                                              FUNDAMENTAL POLICY
-----                                                                              ------------------
SIMT Large Cap Growth, SIMT Large Cap Value, SIMT Tax-Managed Large Cap,  SIMT     With respect to 75% of its assets,
Mid-Cap, SIMT Small Cap Growth, SIMT Small Cap Value,  SIMT Tax-Managed Small      no Fund may: (i) purchase the
Cap, SIMT Core Fixed Income, SIMT High Yield Bond, SIT International Equity, SIT   securities of any issuer (except
Emerging Markets Equity, STET Short Duration Municipal, STET Intermediate-Term     securities issued or guaranteed by
Municipal, STET Pennsylvania Municipal, SDIT Corporate Daily Income, SDIT          the U.S. Government, its agencies
Short-Duration Government, SDIT Intermediate-Duration Government, SDIT GNMA,       or instrumentalities) if, as a
INDEX S&P 500 Index and INDEX Bond Index Funds                                     result, more than 5% of its total
                                                                                   assets would be invested in the
                                                                                   securities of such issuer; or (ii)
                                                                                   acquire more than 10% of the
                                                                                   outstanding voting securities of
                                                                                   any one issuer.

SDIT Government II, STET Tax Free, STET Institutional Tax Free, STET California    No Fund may purchase securities
Tax Exempt and STET Pennsylvania Tax Free Funds                                    of any issuer (except securities
                                                                                   issued or guaranteed by the U.S.
                                                                                   Government, its agencies or
                                                                                   instrumentalities), if as a result,
                                                                                   more than 25% of its total assets
                                                                                   would be invested in the securities
                                                                                   of such issuer. No Fund may acquire
                                                                                   more than 10% of the voting
                                                                                   securities of any one issuer.

        PROPOSED FUNDAMENTAL POLICY. No Fund may purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirements for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

        ANALYSIS OF PROPOSED CHANGES. Each Fund is classified as a "diversified" mutual fund. This Proposal does not seek to change the Funds' status as diversified investment management companies, but to provide the Funds with maximum flexibility allowed for diversified investment companies under the 1940 Act. The proposed fundamental policy will require a Fund to comply with the limitations imposed by the 1940 Act on "diversified" funds. Section 5(b) of the 1940 Act prohibits a "diversified" mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation. The 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies.

        In addition to the limitations imposed on "diversified" funds, money market funds are subject to additional, stricter diversification requirements imposed by Rule 2a-7 under the 1940 Act. Rule 2a-7 limits a money market fund to investing no more than 5% of its assets in the securities of a single issuer. This requirement applies with respect to 100% of a money market fund's assets, in contrast to Section 5(b) diversification requirements, which apply only with respect to 75% of a non-money market fund's assets. Rule 2a-7 does provide for a safe harbor for a fund, as a money market fund, to invest up to 25% of its assets in securities of a single issuer, but only for a period of up to three days.

        PROPOSED NON-FUNDAMENTAL POLICY. The Board has also approved that each Fund's current fundamental policy regarding diversification be reclassified as a non-fundamental policy. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit E will take effect.

        ITEM 4 (b) - FUNDAMENTAL POLICY REGARDING CONCENTRATION

        CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding concentration.

FUNDS                                                       CURRENT FUNDAMENTAL POLICY
-----                                                       --------------------------
SIMT Large Cap Growth, SIMT Large Cap Value, SIMT           No Fund may purchase any securities which would cause
Tax-Managed Large Cap, SIMT Mid-Cap, SIMT Small Cap         more than 25% of the total assets of the Fund to be
Growth, SIMT Small Cap Value,  SIMT Tax-Managed Small       invested in the securities of one or more issuers
Cap, SIMT Core Fixed Income, SIMT High Yield Bond, SIT      conducting their principal business activities in the
International Equity, SIT Emerging Markets Equity, SIT      same industry, provided that this limitation does not
Emerging Markets Debt, SIT International Fixed Income,      apply to investments in obligations issued or
STET Tax Free, STET Institutional Tax Free, STET            guaranteed by the U.S. Government, its agencies or
California Tax Exempt, STET Intermediate-Term Municipal,    instrumentalities.
STET Pennsylvania Municipal Bond, STET Pennsylvania Tax
Free, STET Short Duration Municipal, INDEX S&P 500 Index,
INDEX Bond Index, STET California Municipal Bond, STET
Massachusetts Municipal Bond, STET New Jersey Municipal
Bond, and STET New York Municipal Bond Funds

SDIT Corporate Daily Income, SDIT Short-Duration            No Fund may purchase any securities which would cause
Government, SDIT Intermediate-Duration Government, SDIT     25% or more of the total assets of the Fund to be
GNMA and SDIT Government II                                 invested in the securities of one or more issuers
                                                            conducting their

Funds                                                       principal business activities in the same industry,
                                                            provided that this limitation does not apply to
                                                            investments in (a) domestic banks and (b) obligations
                                                            issued or guaranteed by the U.S. Government or its
                                                            agencies and instrumentalities.

STET Tax Free, STET Institutional Tax Free, STET            No Fund may invest more than 25% of its total assets in
Intermediate-Term Municipal and STET Pennsylvania           issuers within the same state or similar type projects
Municipal Bond Funds                                        (except in specified categories).  For the STET
                                                            Pennsylvania Municipal Bond Fund, this limitation does
                                                            not apply to the extent stated in its investment
                                                            objective and policies.

STET Massachusetts Tax Free Money Market Fund               No Fund may purchase any securities which would cause
                                                            more than 25% of the total assets of the Fund, based on
                                                            current value at the time of such purchase, to be
                                                            invested in the securities of one or more issuers
                                                            conducting their principal business activities in the
                                                            same industry, provided that this limitation does not
                                                            apply to investments in (a) obligations issued or
                                                            guaranteed by the U.S. Government or its agencies and
                                                            instrumentalities, or (b) obligations of state or
                                                            municipal governments and their political subdivisions.

        PROPOSED FUNDAMENTAL POLICY. No Fund may concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

        ANALYSIS OF PROPOSED CHANGES. The 1940 Act generally requires the Funds to adopt a fundamental policy regarding concentration of investments in particular industries. It is currently the SEC staff's position that if 25% or more of the value of a fund's assets are invested in securities of issuers in one industry, that fund's investments will be deemed to be concentrated in that industry. However, this 25% limitation does not apply to: (i) fund investments in government securities; (ii) municipal bond fund investments in industrial development and pollution control bonds; and (iii) fund investments in certain obligations of domestic banks.

        The proposed policy is more flexible than the current policy, and would permit the Funds to take appropriate and timely action in the future to amend the Funds' policies in response to market or regulatory changes, without the expense and delay associated with a shareholder meeting. The Board of Trustees anticipates taking such action only in the event that the SEC changes its position on the meaning of industry concentration.

        PROPOSED NON-FUNDAMENTAL POLICY. The Board has also approved that each Fund's current fundamental policy regarding concentration be reclassified as a non-fundamental policy. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the

Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit E will take effect.

        ITEM 4 (c) - FUNDAMENTAL POLICIES REGARDING BORROWING AND SENIOR SECURITIES

        CURRENT FUNDAMENTAL POLICIES. The chart below describes each Fund's current fundamental policy regarding borrowing and senior securities.

FUNDS                                                     CURRENT FUNDAMENTAL POLICY
-----                                                       --------------------------
SIMT Large Cap Growth, SIMT Large Cap Value, SIMT         No Fund may borrow money in an amount exceeding
Tax-Managed Large Cap, SIMT Mid-Cap, SIMT Small Cap       33 1/3% of the value of its total assets, provided that,
Growth, SIMT Small Cap Value,  SIMT Tax-Managed Small     for purposes of this limitation, investment strategies
Cap, SIMT Core Fixed Income, SIMT High Yield Bond, SIT    which either obligate a Fund to purchase securities or
International Equity, SIT Emerging Markets Equity, SIT    require a Fund to segregate assets are not considered to
Emerging Markets Debt, STET Short Duration Municipal,     be borrowings. To the extent that its borrowings exceed
STET California Municipal Bond, STET Massachusetts        5% of its assets: (i) all borrowings will be repaid before
Municipal Bond, STET New Jersey Municipal Bond and STET   a Fund makes additional investments and any interest paid
New York Municipal Bond Funds                             on such borrowings will reduce income; and (ii) asset
                                                          coverage of at least 300% is required.

                                                          No Fund may issue senior securities (as defined in the
                                                          1940 Act) except as permitted by rule, regulation or order of the SEC.

All SAAT Funds                                            Each Fund may borrow money in an amount up to 33 1/3% of
                                                          the value of its total assets, provided that, for purposes of this limitation, investment strategies which either
                                                          obligate a Fund to purchase securities or require a Fund
                                                          to segregate assets are not considered to be borrowings.
                                                          Except where a Fund has borrowed money for temporary
                                                          purposes in amounts not exceeding 5% of its assets, asset
                                                          coverage of 300% is required for all borrowings.

                                                          No Fund may issue senior securities (as defined in the
                                                          1940 Act) except as permitted by rule, regulation or order of the
                                                          SEC.

SIMT Real Estate Fund                                     No Fund may borrow money in an amount exceeding
                                                          33 1/3% of the value of its total assets, provided that,
                                                          for purposes of this limitation, investment strategies
                                                          that either obligate the Fund to purchase securities or
                                                          require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required
                                                          for all borrowing, except where the Fund has borrowed
                                                          money for temporary purposes in an amount not exceeding 5%
                                                          of its total assets.

                                                          No Fund may issue senior securities (as defined in the
                                                          1940 Act) except as permitted by rule, regulation or order of the
                                                          SEC.

SDIT Corporate Daily Income, SDIT Short-Duration          No Fund may borrow money except for temporary or emergency
Government, SDIT Intermediate-Duration                    purposes and then only in an amount not

Government, SDIT GNMA, SDIT Government II, INDEX S&P 500  exceeding 10% of the value of the total assets of that
Index, INDEX Bond Index and SIT International Fixed       Fund. This borrowing provision is included solely to
Income Funds                                              facilitate the orderly sale of portfolio securities to
                                                          accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings
                                                          will be repaid before the Fund makes additional
                                                          investments and any interest paid on such borrowings will
                                                          reduce the income of that Fund.

                                                          No Fund may issue senior securities (as defined in the
                                                          1940 Act) except in connection with permitted borrowings as described in the prospectuses and its statement of
                                                          additional information or as permitted by rule, regulation or order of the SEC.

STET Tax Free, STET Institutional Tax Free, STET          No Fund may borrow money except for temporary or emergency
California Tax Exempt, STET Intermediate-Term             purposes and then only in an amount not exceeding 10% of
Municipal, STET Pennsylvania Municipal Bond and STET      the value of total assets. The California Tax Exempt Fund
Pennsylvania Tax Free Funds                               has a fundamental policy that, to the extent such
                                                          borrowing exceeds 5% of the value of the Fund's total
                                                          assets, borrowing will be done from a bank and in
                                                          accordance with the requirements of the 1940 Act. This
                                                          borrowing provision is included solely to facilitate the
                                                          orderly sale of portfolio securities to accommodate heavy
                                                          redemption requests if they should occur and is not for
                                                          investment purposes. All borrowings of the Funds, in
                                                          excess of 5% of its total assets, will be repaid before
                                                          making additional investments and any interest paid on
                                                          such borrowings will reduce income.

                                                          No Fund may issue senior securities (as defined in the
                                                          1940 Act) except as permitted by rule, regulation or order of the SEC.

STET Massachusetts Tax Free Money Market Fund             No Fund may borrow, except that the Fund may: (a) borrow
                                                          from banks for temporary or emergency purposes, including
                                                          the meeting of redemption requests which might otherwise
                                                          require the untimely disposition of securities; and (b) to the extent consistent with the Fund's investment objective and policies, enter into reverse repurchase agreements,
                                                          forward roll transactions and similar investment
                                                          techniques and strategies. To the extent it engages in
                                                          transactions described in (a) and (b), the Fund will be
                                                          limited so that no more than 33 1/3% of its total assets
                                                          (including the amount borrowed), less liabilities (not
                                                          including the amount borrowed) valued at the time the
                                                          borrowing is made, is derived from such transactions.

                                                          No Fund may issue senior securities (as defined in the
                                                          1940 Act) except in connection with permitted borrowings
                                                          as described in its statement of additional information or as permitted by the 1940 Act, and any rule, regulation or
                                                          order of the SEC thereunder.

        PROPOSED FUNDAMENTAL POLICY. No Fund may borrow money or issue senior securities (as defined in the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

        ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are required to adopt fundamental policies regarding borrowing and issuance of senior securities. The 1940 Act presently limits a fund's ability to borrow more than one-third of the value of its total assets, subject to certain coverage requirements. Over time, the SEC has acknowledged the existence of new types of investment practices that technically may be considered borrowings, but that may be permissible investment practices for a fund. The 1940 Act generally prohibits the Funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales or reverse repurchase agreements, if Fund assets are earmarked or segregated to cover such obligations.

        Currently the Funds have two separate fundamental policies for borrowing and issuance of senior securities. The current fundamental policy regarding borrowing is more restrictive than the current standards permitted under the 1940 Act. As a result, it is proposed that the Funds adopt a more flexible single fundamental policy to address both borrowing and issuance of senior securities. This would permit the Funds to take appropriate and timely action in the future to amend the Funds' non-fundamental policies, without the expense and delay associated with a shareholder meeting.

        PROPOSED NON-FUNDAMENTAL POLICY. The Board has also approved that each Fund's current fundamental policy regarding borrowing and issuance of senior securities be reclassified as a non-fundamental policy. The reclassification of the Funds' current fundamental policies to a non-fundamental policy is not expected to affect the management of the Funds. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit E will take effect.

        ITEM 4 (d) - FUNDAMENTAL POLICY REGARDING LENDING

               CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding lending.

FUNDS                                                     CURRENT FUNDAMENTAL POLICY
-----                                                     --------------------------
SIMT Large Cap Growth, SIMT Large Cap Value, SIMT         No Fund may make loans if, as a result, more than 33 1/3%
Tax-Managed Large Cap, SIMT Mid-Cap,  SIMT Small Cap      of its total assets would be lent to other parties, except
Growth, SIMT Small Cap Value,  SIMT Tax-Managed Small     that each Fund may: (i) purchase or hold debt instruments
Cap, SIMT Core Fixed Income, SIMT High Yield Bond, SIMT   in accordance with its investment objective and policies;
Real Estate, SIT International Equity, SIT Emerging       (ii) enter into repurchase agreements; and (iii) lend its
Markets Equity, SIT Emerging Markets Debt, STET Short     securities.
Duration Municipal, SIIT Large Cap, STET California
Municipal Bond, STET Massachusetts

Municipal Bond, STET New Jersey Municipal Bond, STET
New York Municipal Bond and STET Massachusetts Tax Free
Money Market Funds

All SAAT Funds                                            No Fund may make loans if, as a result, more than 33 1/3%
                                                          of its total assets would be loaned to other parties.

SDIT Corporate Daily Income, SDIT Short-Duration          No Fund may make loans, except that each Fund may purchase
Government, SDIT Intermediate-Duration Government, SDIT   or hold debt instruments in accordance with its investment
GNMA, SDIT Government II, STET Tax Free, STET             objective and policies and may enter into repurchase
Institutional Tax Free, STET California Tax Exempt,       agreements, provided that repurchase agreements maturing
STET Intermediate-Term Municipal, STET Pennsylvania       in more than seven days, restricted securities and other
Municipal Bond and STET Pennsylvania Tax Free Funds       illiquid securities are not to exceed, in the aggregate,
                                                          10% of the Fund's net assets (15% for STET
                                                          Intermediate-Term Municipal Fund).

INDEX S&P 500 Index, INDEX Bond Index and SIT             No Fund may make loans, except that each Fund: (i) may
International Fixed Income Funds                          enter into repurchase agreements, provided that repurchase agreements and time deposits maturing in more than seven
                                                          days, and other illiquid securities, including securities
                                                          which are not readily marketable or are restricted, are
                                                          not to exceed, in the aggregate, 10% of the Fund's total
                                                          assets; (ii) may engage in securities lending as described in its statement of additional information; and (iii) may
                                                          purchase or hold debt instruments in accordance with its
                                                          investment objective and policies.

        PROPOSED FUNDAMENTAL POLICY. No Fund may make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

        ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are required to adopt fundamental policies regarding lending. Although the 1940 Act does not impose percentage limits on the amount that funds may lend, the 1940 Act prohibits funds from making loans to persons who control or are under common control with the funds, effectively prohibiting loans where conflicts of interest or undue influence are most likely present.

        It is proposed that the Funds adopt a more flexible fundamental policy. This fundamental lending policy would limit the Funds only as required by the 1940 Act, thereby permitting the Funds to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost of a shareholder meeting.

        PROPOSED NON-FUNDAMENTAL POLICY. The Board has also approved that each Fund's current fundamental policy regarding lending be reclassified as a non-fundamental policy. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit E will take effect.

        ITEM 4 (e) - FUNDAMENTAL POLICY REGARDING PLEDGING AND MORTGAGING OF FUND ASSETS

               CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding pledging and mortgaging of Fund assets.

FUNDS                                                     CURRENT FUNDAMENTAL POLICY
-----                                                     --------------------------
SDIT Corporate Daily Income, SDIT Short-Duration          No Fund may pledge, mortgage or hypothecate assets except
Government, SDIT Intermediate-Duration Government, SDIT   to secure temporary borrowings permitted by a Fund's
GNMA, SDIT Government II, INDEX S&P 500 Index, INDEX      borrowing policy/statement of additional information in
Bond Index, SIT International Fixed Income, STET Tax      aggregate amounts not to exceed 10% of the net assets of
Free, STET Institutional Tax Free, STET California Tax    such Fund taken at fair market value at the time of the
Exempt, STET Intermediate-Term Municipal, STET            incurrence of such loan, and as to the INDEX S&P 500
Pennsylvania Municipal Bond and STET Pennsylvania Tax     Index Fund, in connection with stock index futures trading
Free Funds                                                as provided in its statement of additional information.

INDEX S&P 500 Index and INDEX Bond Index Funds            No Fund may pledge, mortgage or hypothecate assets except
                                                          to secure temporary borrowings as described in its
                                                          statement of additional information in aggregate amounts
                                                          not to exceed 10% of the net assets of the Fund taken at
                                                          current value at the time of the incurrence of such loan
                                                          and, as to the INDEX S&P 500 Index Fund, in connection with stock index futures trading as provided in its statement
                                                          of additional information.

        PROPOSED FUNDAMENTAL POLICY. None. However, the Board has approved a non-fundamental policy as discussed below.

        ANALYSIS OF PROPOSED CHANGE. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The 1940 Act does not currently require the Funds to have a fundamental policy regarding pledging and mortgaging of Fund assets. As a result, it is proposed that the current fundamental policy be eliminated.

        PROPOSED NON-FUNDAMENTAL POLICY. While the Funds propose eliminating the current fundamental policy, the Board has approved that the Funds' current fundamental policy regarding pledging and mortgaging of Fund assets be reclassified as a non-fundamental policy. By reclassifying the fundamental policy to non-fundamental, the Funds would be able to make a change to the non-fundamental policy without incurring the cost of a shareholder meeting. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit E will take effect.

        ITEM 4 (f) - FUNDAMENTAL POLICY REGARDING CONTROL OF AN ISSUER

        CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding control of an issuer.

FUNDS                                                     CURRENT FUNDAMENTAL POLICY
-----                                                     --------------------------
SDIT Corporate Daily Income, SDIT Short-Duration          No Fund may invest in companies for the purpose of
Government, SDIT Intermediate-Duration Government,        exercising control.
SDIT GNMA, SDIT Government II, INDEX S&P 500 Index,
INDEX Bond Index, SIT International Fixed Income,
STET Tax Free, STET Institutional Tax Free, STET
California Tax Exempt, STET Intermediate-Term
Municipal, STET Pennsylvania Municipal Bond and STET
Pennsylvania Tax Free Funds

        PROPOSED FUNDAMENTAL POLICY. None. However, the Board has approved a non-fundamental policy as discussed below.

        ANALYSIS OF PROPOSED CHANGE. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The 1940 Act does not currently require the Funds to have a fundamental policy regarding investing for the purpose of exercising control of an issuer. As a result, it is proposed that the current fundamental policy be eliminated.

        PROPOSED NON-FUNDAMENTAL POLICY. While the Funds propose eliminating the current fundamental policy, the Board has approved that the Funds' current fundamental policy regarding investment of Fund assets with the purpose of exercising control over an issuer be reclassified as a non-fundamental policy. By reclassifying the fundamental policy to non-fundamental, Funds would be able to make a change to the non-fundamental policy without incurring the cost of holding a shareholder meeting. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit E will take effect.

        ITEM 4 (g) - FUNDAMENTAL POLICY REGARDING PURCHASE OF REAL ESTATE AND COMMODITIES

        CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding purchase of real estate and commodities.

FUNDS                                                     CURRENT FUNDAMENTAL POLICY
-----                                                     --------------------------
SIMT Large Cap Growth, SIMT Large Cap Value, SIMT         No Fund may purchase or sell real estate, physical
Tax-Managed Large Cap, SIMT Mid-Cap, SIMT Small Cap       commodities, or commodities contracts, except that each Fund
Growth, SIMT Small Cap Value, SIMT Tax-Managed Small      may purchase: (i) marketable securities issued by companies
Cap, SIMT Core Fixed Income, SIMT High Yield Bond,        which own or invest in real estate (including real estate
SIMT Real Estate, SIT International Equity, SIT           investment trusts), commodities, or commodities contracts;
Emerging Markets Equity, SIT Emerging Markets Debt,       and (ii) commodities contracts relating to financial
STET Short Duration Municipal, STET California            instruments, such as financial futures contracts and options
Municipal Bond, STET Massachusetts Municipal Bond,        on such contracts.
STET New Jersey Municipal Bond, STET New York
Municipal Bond, INDEX S&P 500 Index and INDEX Bond
Index Funds

All SAAT Funds                                            No Fund may purchase or sell real estate, physical
                                                          commodities, or commodities contracts, except that each Fund may purchase commodities contracts relating to financial
                                                          instruments, such as financial futures or index contracts
                                                          and options on such contracts.

SDIT Corporate Daily Income, SDIT Government II and       No Fund may purchase or sell real estate, real estate
SIT International Fixed Income Funds                      limited partnership interests, commodities or commodities
                                                          contracts including futures contracts. However, subject to its permitted investments, each Fund may purchase
                                                          obligations issued by companies which invest in real estate, commodities or commodities contracts.

STET Tax Free, STET Institutional Tax Free, STET          No Fund may purchase or sell real estate, real estate
California Tax Exempt, STET Intermediate-Term             limited partnership interests, commodities or commodities
Municipal, STET Pennsylvania Municipal Bond and STET      contracts including futures contracts. However, subject to
Pennsylvania Tax Free Funds                               its permitted investments, any Fund may invest in municipal securities or other obligations secured by real estate or
                                                          other interests therein.

SDIT Short-Duration Government, SDIT                      No Fund may purchase or sell real estate, real estate
Intermediate-Duration Government and SDIT GNMA Funds      limited partnership interests, commodities or commodities
                                                          contracts (excluding futures contracts). However, subject to its permitted investments, each Fund may purchase
                                                          obligations issued by companies which invest in real estate, commodities or commodities contracts.

STET Massachusetts Tax Free Money Market Fund             No Fund may purchase or sell real estate, real estate
                                                          limited partnership interests, commodities or commodities
                                                          contracts including futures contracts. However, subject to its permitted investments, the Fund may: (a) invest in
                                                          securities of issuers engaged in the real estate business or the business of investing in real estate (including
                                                          interests in limited partnerships owning or otherwise
                                                          engaging in the real estate business or the business of
                                                          investing in real estate) and

                                                          securities which are secured by real estate or interests
                                                          therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures
                                                          contracts and options on futures contracts (including
                                                          options on currencies) to the extent consistent with the
                                                          Fund's investment objective and policies.

        PROPOSED FUNDAMENTAL POLICY. No Fund may purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

        ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are required to adopt a fundamental policy regarding investment in real estate and commodities. The 1940 Act does not prohibit the Funds from purchasing commodities. It is the SEC staff's position that an interest in real estate includes securities (other than marketable securities) of companies whose assets consist substantially of real property and interests therein, including mortgages and other liens, but does not include securities of companies whose investments in real estate are incidental to another business. The 1940 Act does not restrict investment in marketable securities of issuers who invest in real estate (E.G., Real Estate Investment Trusts or REITs).

        It is proposed that the Funds adopt a more flexible fundamental policy. This fundamental policy regarding the purchase of real estate and commodities would limit the Funds only as required by the 1940 Act, thereby permitting the Funds to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost associated with a shareholder meeting.

        PROPOSED NON-FUNDAMENTAL POLICY. The Board has also approved that each Fund's current fundamental policy regarding purchase of real estate and commodities be reclassified as a non-fundamental policy. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit E will take effect.

        ITEM 4 (h) - FUNDAMENTAL POLICY REGARDING SHORT SALES

        CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding short sales.

FUNDS                                                     CURRENT FUNDAMENTAL POLICY
-----                                                     --------------------------
SDIT Corporate Daily Income, SDIT Short-Duration          No Fund may make short sales of securities, maintain a
Government, SDIT Intermediate-Duration Government, SDIT   short position or purchase securities on margin, except
GNMA, SDIT Government II, INDEX S&P 500 Index, INDEX      that the Funds may obtain short-term credits as necessary
Bond Index, SIT International Fixed Income, STET Tax      for the clearance of security transactions.
Free, STET

Institutional Tax Free, STET California Tax Exempt, STET
Intermediate-Term Municipal, STET Pennsylvania Municipal
Bond and STET Pennsylvania Tax Free Funds

        PROPOSED FUNDAMENTAL POLICY. None. However, the Board has approved a non-fundamental policy as discussed below.

        ANALYSIS OF PROPOSED CHANGE. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The 1940 Act does not currently require the Funds to have a fundamental policy regarding short sales. As a result, it is proposed that the current fundamental policy be eliminated.

        PROPOSED NON-FUNDAMENTAL POLICY. While the Funds propose eliminating the current fundamental policy, the Board has approved that the Funds' current fundamental policy regarding short sales be reclassified as a non-fundamental policy. By reclassifying the fundamental policy to non-fundamental, the Funds would be able to make a change to the non-fundamental policy without incurring the cost of holding a shareholder meeting. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds. Accordingly, should Shareholders approve this Proposal, the Funds intend to adopt the non-fundamental policy described in Exhibit E.

        ITEM 4 (i) - FUNDAMENTAL POLICY REGARDING UNDERWRITING OF SECURITIES

        CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding underwriting of securities.

FUNDS                                                     CURRENT FUNDAMENTAL POLICY
-----                                                     --------------------------
All SAAT Funds, SIMT Large Cap Growth, SIMT Large Cap     No Fund may act as an underwriter of securities of other
Value, SIMT Tax-Managed Large Cap, SIMT Mid-Cap,  SIMT    issuers except as it may be deemed an underwriter in
Small Cap Growth, SIMT Small Cap Value,  SIMT             selling a portfolio security.
Tax-Managed Small Cap, SIMT Core Fixed Income, SIMT
High Yield Bond, SIMT Real Estate, SIT International
Equity, SIT Emerging Markets Equity, SIT Emerging
Markets Debt, SIT International Fixed Income, STET
Short Duration Municipal, SDIT Corporate Daily Income,
SDIT Short-Duration Government, SDIT
Intermediate-Duration Government, SDIT GNMA, SDIT
Government II, INDEX S&P 500 Index, INDEX Bond Index,
STET Tax Free, STET Institutional Tax Free, STET
California Tax Exempt, STET Intermediate-Term
Municipal, STET Pennsylvania Municipal Bond, STET
Pennsylvania Tax Free, STET California Municipal Bond,
STET

Massachusetts Municipal Bond, STET New Jersey
Municipal Bond, STET New York Municipal Bond and STET
Massachusetts Tax Free Money Market Funds

        PROPOSED FUNDAMENTAL POLICY. No Fund may underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

        ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are required to adopt a fundamental policy regarding underwriting of securities. The SEC staff generally takes the position that funds should not engage in the business of underwriting securities.

        It is proposed that the Funds adopt a more flexible fundamental policy. While the Funds' current fundamental policy has not affected the Funds' investments in the past, its replacement with a more flexible fundamental policy could provide investment flexibility in the future. In addition, the Board of Trustees could take appropriate and timely action to amend non-fundamental policies, without the expense and delay associated with a shareholder meeting. Accordingly, should Shareholders approve this Proposal, the fundamental policy set forth above will take effect.

        ITEM 4 (j) - FUNDAMENTAL POLICY REGARDING INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES

        CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding investments in securities of other investment companies.

FUNDS                                                     CURRENT FUNDAMENTAL POLICY
-----                                                     --------------------------
All SAAT Funds                                            The SAAT Funds concentrate their interests in investment
                                                          company interests.

SDIT Corporate Daily Income, SDIT Short-Duration          No Fund may purchase securities of other investment
Government, SDIT Intermediate-Duration Government and     companies; provided that all Funds may purchase such
SDIT GNMA Funds                                           securities as permitted by the 1940 Act and the rules and
                                                          regulations thereunder but, in any event, such Funds may
                                                          not purchase securities of other open-end investment
                                                          companies.

INDEX S&P 500 Index, INDEX Bond Index, SIT                No Fund may purchase securities of other investment
International Fixed Income, STET Intermediate-Term        companies except as permitted by the 1940 Act and the
Municipal, STET Pennsylvania Municipal Bond and STET      rules and regulations thereunder and may only purchase
Pennsylvania Tax Free Funds                               securities of money market funds.

STET Tax Free, STET Institutional Tax Free and STET       No Fund may purchase securities of other investment
California Tax Exempt Funds                               companies as permitted by the 1940 Act and the rules and
                                                          regulations thereunder.

        PROPOSED FUNDAMENTAL POLICY. None. However, the Board has approved a non-fundamental policy as discussed below.

        ANALYSIS OF PROPOSED CHANGES. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The 1940 Act does not currently require the Funds to have a fundamental policy regarding investments in securities of other investment companies. As a result, it is proposed that the current fundamental policy be eliminated.

        The Funds are limited in their ability to invest in shares of other investment companies by Section 12(d)(1) of the 1940 Act and by Rule 2a-7 governing money market funds. The 1940 Act generally limits a Fund to: (i) purchasing 3% of the total outstanding voting stock of a single other investment company; (ii) investing 5% of its total assets in the securities of a single other investment company; and (iii) investing 10% of its total assets in securities of all other investment companies. Rule 2a-7 imposes additional limitations on money market funds' investments in other investment companies because Rule 2a-7 limits fund investments, for money market funds, to high quality instruments that present minimal credit risk.

        PROPOSED NON-FUNDAMENTAL POLICY. While the Funds propose eliminating the current fundamental policy, the Board has approved that the Funds' current fundamental policy regarding investments in securities of other investment companies be reclassified as non-fundamental. By reclassifying the fundamental policy to non-fundamental, the Funds would be able to make a change to the non-fundamental policy without incurring the cost of holding a shareholder meeting. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds. Accordingly, should Shareholders approve this Proposal, the Funds intend to adopt the non-fundamental policy described in Exhibit E.

        ITEM 4 (k) - ELIMINATE POLICY REGARDING THE INVESTING IN ISSUERS WHEN SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES

        CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding investing in issuers when securities are owned by officers and Trustees.

FUNDS                                                     CURRENT FUNDAMENTAL POLICY
-----                                                     --------------------------
SDIT Corporate Daily Income, SDIT Short-Duration          No Fund may purchase or retain securities of an issuer if,
Government, SDIT Intermediate-Duration Government, SDIT   to the knowledge of the Trust, an officer, trustee,
GNMA, SDIT Government II, INDEX S&P 500 Index, INDEX      partner or director of the Trust or any investment adviser
Bond Index, SIT International Fixed Income, STET Tax      of the Trust owns beneficially more than 1/2 of 1% of the
Free, STET Institutional Tax Free, STET California Tax    shares or securities of such issuer and all such officers,
Exempt, STET Intermediate-Term Municipal, STET            trustees, partners and directors owning more than 1/2  of
Pennsylvania Municipal Bond and STET Pennsylvania         1% of such shares or securities together own more than 5%
Tax Free Funds                                            of such shares or securities.

        PROPOSED FUNDAMENTAL POLICY. None.

        ANALYSIS OF PROPOSED CHANGES. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares, and there is no comparable requirement under the 1940 Act. It is proposed that the fundamental policy regarding investments in issuers when officers or Trustees of the Trust own securities of such issuer for each Fund be eliminated. The elimination of this fundamental policy will maximize each Fund's investment flexibility.

        ITEM 4 (l) - FUNDAMENTAL POLICY REGARDING INVESTMENTS IN "UNSEASONED ISSUERS"

        CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding investments in "unseasoned issuers."

FUNDS                                                     CURRENT FUNDAMENTAL POLICY
-----                                                     --------------------------
SDIT Corporate Daily Income, SDIT Short-Duration          No Fund may purchase securities of any company which has
Government, SDIT Intermediate-Duration Government, SDIT   (with predecessors) a record of less than three years
GNMA, SDIT Government II, SIT International Fixed         continuing operations, except: (i) obligations issued or
Income, STET Tax Free, STET Institutional Tax Free,       guaranteed by the U.S. Government, its agencies
STET California Tax Exempt, STET Intermediate-Term        or instrumentalities; or (ii) municipal securities which
Municipal, STET Pennsylvania Municipal Bond and STET      are rated by at least two nationally recognized municipal
Pennsylvania Tax Free Funds                               bond rating services if, as a result, more than 5% of the
                                                          total assets (taken at fair market value and current value for the STET Funds) would be invested in such securities.

INDEX S&P 500 Index and INDEX Bond Index Funds            No Fund may purchase securities of any company which has
                                                          (with predecessors) a record of less than three years
                                                          continuing operations if, as a result, more than 5% of the total assets (taken at current value) would be invested in such securities.

        PROPOSED FUNDAMENTAL POLICY. None.

        ANALYSIS OF PROPOSED CHANGES. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares, and there is no comparable requirement under the 1940 Act. It is proposed that the fundamental policy regarding investments in "unseasoned issuers" for each Fund be eliminated. The elimination of this fundamental policy will maximize each Fund's investment flexibility, but is not intended to change the Funds' current operating policies.

        ITEM 4 (m) - FUNDAMENTAL POLICY REGARDING INVESTMENTS IN OPTIONS

        CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding investments in options.

FUNDS                                                     CURRENT FUNDAMENTAL POLICY
-----                                                     --------------------------
SDIT Corporate Daily Income, SDIT Short-Duration          No Fund may purchase warrants, puts, calls, straddles,
Government, SDIT Intermediate-Duration Government, SDIT   spreads or combinations thereof, except that the SDIT
GNMA, SDIT Government II, INDEX S&P 500 Index and INDEX   Intermediate-Duration Government and SDIT GNMA Funds may
Bond Index Funds                                          invest in options on futures contracts.

STET Tax Free, STET Institutional Tax Free, STET          No Fund may purchase warrants, puts, calls, straddles,
California Tax Exempt, STET Intermediate-Term             spreads or combinations thereof, except as permitted by
Municipal, STET Pennsylvania Municipal Bond and STET      its statement of additional information.
Pennsylvania Tax Free Funds

        PROPOSED FUNDAMENTAL POLICY. None. However, the Board has approved a non-fundamental policy as discussed below.

        ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are not required to adopt a fundamental policy regarding investment in options. As a result, it is proposed that the current fundamental policy be eliminated.

        PROPOSED NON-FUNDAMENTAL POLICY. While the Funds propose eliminating the current fundamental policy, the Board has approved that the Funds' fundamental policy regarding investments in options be reclassified as non-fundamental. By reclassifying the fundamental policy to non-fundamental, Funds would be able to make a change to the non-fundamental policy without incurring the cost of holding a shareholder meeting. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit E will take effect.

        ITEM 4 (n) - FUNDAMENTAL POLICY REGARDING INVESTMENT IN OIL AND GAS

        CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding investment in oil and gas.

FUNDS                                                     CURRENT FUNDAMENTAL POLICY
-----                                                     --------------------------
All SAAT Funds, SIMT Large Cap Growth, SIMT Large Cap     No Fund may invest in interests in oil, gas, or other
Value, SIMT Tax-Managed Large Cap, SIMT Mid-Cap,          mineral exploration or development programs and oil, gas or
SIMT Small Cap Growth, SIMT Small Cap Value, SIMT         mineral leases.
Core Fixed Income, SIMT High Yield Bond, SIT
International Equity, SIT Emerging Markets Equity,
SIT Emerging Markets Debt, SIT International Fixed
Income, STET California Municipal Bond, STET
Massachusetts

Municipal Bond, STET New Jersey Municipal
Bond and STET New York Municipal Bond Funds

SDIT Corporate Daily Income, SDIT Short-Duration          No Fund may invest in interests in oil, gas or other mineral
Government, SDIT Intermediate-Duration Government,        exploration or development programs.
SDIT GNMA, SDIT Government II, INDEX S&P 500 Index,
INDEX Bond Index, STET Tax Free, STET
Intermediate-Term Municipal, STET Pennsylvania
Municipal Bond and STET Pennsylvania Tax Free Funds

STET Institutional Tax Free and STET California Tax       No Fund may invest in interests in oil, gas or mineral
Exempt Funds                                              leases.

        PROPOSED FUNDAMENTAL POLICY. None. However, the Board has approved a non-fundamental policy as discussed below.

        ANALYSIS OF PROPOSED CHANGE. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The 1940 Act does not currently require the Funds to have a fundamental policy regarding investment in oil and gas. As a result, it is proposed that the current fundamental policy be eliminated.

        PROPOSED NON-FUNDAMENTAL POLICY. While the Funds propose eliminating the current fundamental policy, the Board has approved that the Funds' current fundamental policy regarding investment in oil and gas be reclassified as a non-fundamental policy. By reclassifying the fundamental policy to non-fundamental, the Funds would be able to make a change to the non-fundamental policy without incurring the cost of holding a shareholder meeting. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit E will take effect.

        ITEM 4 (o) - FUNDAMENTAL POLICY REGARDING INVESTMENTS IN ILLIQUID AND RESTRICTED SECURITIES

        CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's current fundamental policy regarding investments in illiquid and restricted securities.

FUNDS                                                     CURRENT FUNDAMENTAL POLICY
-----                                                     --------------------------
SDIT Corporate Daily Income, SDIT Short-Duration          No Fund may purchase restricted securities (securities
Government, SDIT Intermediate-Duration Government, SDIT   which must be registered under the Securities Act of 1933
GNMA, SDIT Government II, INDEX S&P 500 Index, INDEX      before they may be offered or sold to the public) or other
Bond Index and SIT International Fixed Income Funds       illiquid securities except as described in the
                                                          prospectuses and statement of additional information.

        ANALYSIS OF PROPOSED CHANGES. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The 1940 Act does not currently require the Funds to have a fundamental policy restricting investment in illiquid or restricted securities. As a result, it is proposed that the current fundamental policy be eliminated.

        PROPOSED NON-FUNDAMENTAL POLICY. While the Funds propose eliminating the current fundamental policy, the Board has approved that the fundamental policy regarding investments in illiquid and restricted securities be amended, by eliminating the restrictions for purchase of restricted securities and clarifying the policy for purchase of illiquid securities, and reclassified as a non-fundamental policy. Eliminating restrictions for purchase of restricted securities would provide the Funds with additional flexibility. The exception to securities registration requirements added by Rule 144A under the Securities Act of 1933 permits trading of restricted securities among institutional investors, such as the Funds, and this has created active markets in restricted securities, allowing certain restricted securities to be considered liquid under guidelines established by the Board of Trustees.

        In addition, making the restrictions on illiquid securities non-fundamental would give the Funds more flexibility in responding to changing regulatory requirements. For example, a number of years ago, the SEC permitted non-money market funds to increase the percentage of their assets that could be invested in illiquid securities from 10% to 15%. Should the SEC change its policy again, or should market conditions permit a change in this policy, it would be advantageous to the Funds to be able to make a change without incurring the cost of holding a shareholder meeting. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit E will take effect.

        ITEM 4 (p) - FUNDAMENTAL POLICY MAKING ALL INVESTMENT LIMITATIONS IN PROSPECTUS FUNDAMENTAL

        CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's fundamental policy making all investment limitations in its prospectus fundamental.

FUNDS                                                     CURRENT FUNDAMENTAL POLICY
-----                                                     --------------------------
SIMT Large Cap Value, SIMT Large Cap Growth, SIMT         The Funds' investment limitations in their respective
Tax-Managed Large Cap, SIMT Small Cap Value, SIMT Small   prospectuses are fundamental.
Cap Growth, SIMT Tax-Managed Small Cap, SIMT Mid-Cap,
SIMT Core Fixed Income, SIMT High Yield Bond, STET Tax
Free, STET Institutional Tax Free, STET California Tax
Exempt, STET Intermediate-Term Municipal, STET
Pennsylvania Municipal Bond and STET Pennsylvania Tax
Free Funds

        PROPOSED FUNDAMENTAL POLICY. It is proposed that the Funds' fundamental policy making the Funds' policies fundamental be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act, as described above in Items 4(a) through 4(o).

        ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are not required to adopt a policy requiring that all of its investment limitations in its prospectus be classified as fundamental. Management believes that the current policy is unduly restrictive and may effectively prevent the Funds from taking advantage of new investment opportunities that are potentially beneficial to shareholders and available to other mutual funds. The proposed new policy would enable the Funds to make changes in policies in response to new market conditions or changes in the regulatory environment, subject to Board approval. If this change is approved, the Board of Trustees may take appropriate and timely action to amend, as necessary, and without the expense and delay associated with a shareholder meeting, the Funds' policies in the event any regulatory changes occur or new types of investments become available.

        ITEM 4 (q) - FUNDAMENTAL POLICY REQUIRING THAT AT LEAST 65% OF THE FUND'S ASSETS BE INVESTED IN PARTICULAR TYPES OF SECURITIES

        CURRENT FUNDAMENTAL POLICY. The chart below describes the Fund's fundamental policy that requires the Fund to invest at least 65% of its assets in particular types of securities.

FUND                                                      CURRENT FUNDAMENTAL POLICY
-----                                                     --------------------------
SDIT GNMA Fund                                            The Fund may not invest less than 65% of its assets in
                                                          GNMA securities.

        PROPOSED FUNDAMENTAL POLICY. It is proposed that the Funds' fundamental policy that requires a Fund to invest at least 65% of its assets in particular types of securities be eliminated.

        ANALYSIS OF PROPOSED CHANGE. Pursuant the Rule 35d-1 under the 1940 Act, the Fund is required to adopt a policy to invest, under normal circumstances, at least 80% of the value of its assets in particular types of investments, in investments in a particular industry, or investments in a particular country or geographic region, as suggested by its name. This policy may either be a fundamental policy or the Fund may adopt a policy to provide Fund shareholders with at least 60 days' prior notice of any change in this policy. The Fund has adopted a policy to invest its assets as required under the 1940 Act, and to provide shareholders with at least 60 days' prior notice of any change to its policy. Management believes that the current policy is unduly restrictive and this policy may effectively prevent the Board of Trustees from taking appropriate and timely action to amend, as necessary, and without the expense and delay associated with a shareholder meeting, the Fund's policies in the event that any regulatory changes occur or new types of investments become available. The Fund will continue to invest its assets consistent with the requirements of Rule 35d-1.

        ITEM 4 (r) - FUNDAMENTAL POLICY REQUIRING THE MUNICIPAL FUNDS TO BE FULLY INVESTED IN OBLIGATIONS WHICH PRODUCE INTEREST THAT IS EXEMPT FROM BOTH FEDERAL AND STATE INCOME TAXES

        CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's fundamental policy that requires a Fund to be fully invested in obligations which produce interest that is exempt from both federal and state income taxes.

FUNDS                                                     CURRENT FUNDAMENTAL POLICY
-----                                                     --------------------------
STET California Municipal Bond Fund                       The Fund must be fully invested in obligations which
                                                          produce interest that is exempt from both Federal and
                                                          California state income taxes.
STET Massachusetts Municipal Bond Fund                    The Fund must be fully invested in obligations which
                                                          produce interest that is exempt from both Federal and
                                                          Massachusetts state income taxes.
STET New Jersey Municipal Bond Fund                       The Fund must be fully invested in obligations which
                                                          produce interest that is exempt from both Federal and New
                                                          Jersey state income taxes.
STET New York Municipal Bond Fund                         The Fund must be fully invested in obligations which
                                                          produce interest that is exempt from both Federal and New
                                                          York state and city income taxes.
STET Pennsylvania Municipal Bond Fund                     The Fund must be fully invested in obligations which
                                                          produce interest that is exempt from both Federal and
                                                          Pennsylvania state income taxes.

        PROPOSED FUNDAMENTAL POLICY.

FUNDS                                                     PROPOSED FUNDAMENTAL POLICY
-----                                                     ---------------------------
STET California Municipal Bond Fund                       At least 80% of its net assets is invested in obligations
                                                          which produce interest that is exempt from both Federal
                                                          and California state income taxes.

STET Massachusetts Municipal Bond Fund                    At least 80% of its net assets is invested in obligations
                                                          which produce interest that is exempt from both Federal
                                                          and Massachusetts state income taxes.

STET New Jersey Municipal Bond Fund                       At least 80% of its net assets is invested in obligations
                                                          which produce interest that is exempt from both Federal
                                                          and New Jersey state income taxes.

STET New York Municipal Bond Fund                         At least 80% of its net assets is invested in obligations
                                                          which produce interest that is exempt from both Federal
                                                          and New York state and city income taxes.

STET Pennsylvania Municipal Bond Fund                     At least 80% of its net assets is invested in obligations
                                                          which produce interest that is exempt from both Federal
                                                          and Pennsylvania state income taxes.

        ANALYSIS OF PROPOSED CHANGE. Under the 1940 Act, a fund with a name that suggests that its distributions are exempt from both Federal and state income tax, such as the STET California Tax Exempt Fund, must have a fundamental policy to invest, under normal circumstances, either: (i) at least 80% of the value of its assets in investments the income from which is exempt from both Federal income tax and the income tax of the named state; or (ii) its assets so that at least 80% of the income that it distributes will be exempt from both Federal income tax and the income tax of the named state. The Funds' current policy is more restrictive in that it requires that all of the Funds' assets be invested in obligations that produce income that is exempt from both Federal and state income taxes. As a result, it is proposed that the Funds' investment policy be amended to provide the Funds more flexibility. However, it is not expected that the changes in this fundamental policy will materially change the manner in which the Funds are managed.

        ITEM 4 (s) - FUNDAMENTAL POLICY THAT THE FUNDS MUST ABIDE BY THEIR MATURITY RESTRICTIONS AND INVEST SOLELY IN INVESTMENTS PERMITTED BY THEIR PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

        CURRENT FUNDAMENTAL POLICY. The chart below describes each Fund's fundamental policy that requires a Fund to abide by its maturity restrictions and invest solely in investments permitted by its prospectus and statement of additional information.

FUNDS                                                     CURRENT FUNDAMENTAL POLICY
-----                                                     --------------------------
STET Intermediate-Term Municipal and STET                 The Fund must abide by its maturity restrictions and
Pennsylvania Municipal Bond Funds                         invest solely in the permitted investments in its
                                                          statement of additional information and prospectuses.

        PROPOSED FUNDAMENTAL POLICY. None, however, the Board has approved a non-fundamental policy as discussed below.

        ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are not required to adopt a fundamental policy requiring the Funds to abide by their maturity restriction and invest solely in investments permitted by their prospectus and statement of additional information. Management believes that the current policy is unduly restrictive and may effectively prevent the Funds from taking advantage of new investment opportunities that are potentially beneficial to shareholders and available to other mutual funds. The proposed new policy would enable the Funds to make changes in policies in response to new market conditions or changes in the regulatory environment, subject to Board approval. If this change is approved, the Board of Trustees may take appropriate and timely action to amend, as necessary, and without the expense and delay associated with a shareholder meeting, the Funds' policies in the event any regulatory changes occur or new types of investments become available.

        PROPOSED NON-FUNDAMENTAL POLICY. While the Funds propose eliminating the current fundamental policy, the Board has approved the reclassification of the Funds' current fundamental policy regarding investing solely in investments permitted by their prospectus and statement of additional information and abiding by their maturity restriction as a non-fundamental policy. By reclassifying the fundamental policy to non-fundamental, the Funds would be able to make a change to the non-fundamental policy without incurring the cost of holding a shareholder meeting. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit E will take effect.

        ITEM 4 (t) - FUNDAMENTAL POLICY THAT THE FUND MAY ONLY PURCHASE SECURITIES WITH A REMAINING MATURITY OF 365 DAYS OR LESS

        CURRENT FUNDAMENTAL POLICY. The chart below describes the Fund's fundamental policy that requires the Fund to only purchase securities with a remaining maturity of 365 days or less.

FUND                                                      CURRENT FUNDAMENTAL POLICY
-----                                                     --------------------------
SLAT Prime Obligation Fund                                The Fund may only purchase securities with a remaining
                                                          maturity of 365 days or less.

        PROPOSED FUNDAMENTAL POLICY. None.

        ANALYSIS OF PROPOSED CHANGES. Rule 2a-7 under the 1940 Act currently requires money market funds, such as the SLAT Prime Obligation Fund, to limit their investments to securities with remaining maturities of 397 days or less, and maintain a dollar-weighted average maturity of 90 days or less. The Fund's current fundamental policy is more restrictive than the 1940 Act and Rule 2a-7 currently require. As a result, it is proposed that the current fundamental policy be eliminated. The Fund will continue to be subject to the requirements of Rule 2a-7.

        TRUSTEES' CONSIDERATIONS. In unanimously approving the elimination or reclassification of the Funds' fundamental policies and restrictions, the Trustees considered the flexibility that the Funds would have under the proposed fundamental policies. In particular, the Trustees considered that the Funds would be able to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost associated with a shareholder meeting.

        THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" EACH ELEMENT OF PROPOSAL 4.

                             INFORMATION CONCERNING
                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

        PricewaterhouseCoopers LLP ("PwC") serves as the independent public accounting firm for SAAT, SLAT, SIMT and SIT, and Ernst & Young LLP ("E&Y" and, together with PwC, the "Independent Registered Public Accounting Firms") serves as the independent registered public accounting firm for INDEX, STET and SDIT.

        The Independent Registered Public Accounting Firms conduct annual audits of the Trusts' financial statements, assist in the preparation of the Trusts' federal and state income tax returns and the Trusts' filings with the SEC, and consult with the Trust as to matters of accounting and federal and state income taxation. During the Audit Committee's most recent consideration of whether to recommend the Independent Registered Public Accounting Firms as independent registered public accounting firms for the Trusts, the Audit Committee considered whether the provision of any non-audit services to the Trusts by the Independent Registered Public Accounting Firms was compatible with maintaining their independence.

        Representatives of PwC or E&Y are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

        AUDIT FEES. The aggregate fees billed for professional services rendered for the audit of the Trusts' annual financial statements for the most recent fiscal year and the review of the financial statements included in the Trusts' reports to shareholders were as follows:

TRUST AND FISCAL YEAR                                     AGGREGATE FEES
---------------------                                     --------------
SEI Liquid Asset Trust                                      $      XX
June 30, 2004

SEI Tax Exempt Trust                                        $ 135,300
August 31, 2003

SEI Daily Income Trust                                      $      XX
January 31, 2004

SEI Index Funds                                             $  27,600
March 31, 2004

SEI Asset Allocation Trust                                  $ 131,428
March 31, 2004

SEI Institutional Managed Trust                                    --
September 30, 2003

SEI Institutional International Trust                       $ 100,450
August 31, 2003

        FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. [The following is the fees billed by PwC or E&Y for each Trust's most recent fiscal year for services rendered for financial information systems design and implementation services provided to the Trusts,

SIMC or any entity that controls, is controlled by or is under common control with SIMC that provides services to the Trusts: [$XX]].

        ALL OTHER FEES. [The following is the amount of other fees PwC or E&Y billed for each Trust's most recent fiscal year for other services rendered to the Trusts, SIMC or any entity that controls, is controlled by or is under common control with SIMC that provides services to the Trusts: [$XX]].

              GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

        INFORMATION ABOUT OFFICERS OF THE TRUSTS. The chart below provides basic information about each Trust's current officers. The mailing address of each officer is One Freedom Valley Drive, Oaks, PA 19456.

                                                                                                                       NUMBER OF
                                                                                                                        FUNDS IN
                                                                                                                        THE FUND
                            POSITION             TERM OF OFFICE                                                         COMPLEX
      NAME AND              WITH THE              AND LENGTH OF                    PRINCIPAL OCCUPATION                  TO BE
         AGE                 TRUSTS                TIME SERVED                  DURING THE PAST FIVE YEARS              OVERSEEN
Edward D. Loughlin,    President and       No set term; served SEI      Executive Vice President and                       68
53                     Chief Executive     Daily Income Trust since     President--Asset Management Division of
                       Officer             1982; SEI Asset Allocation   SEI since 1993. Director and President of
                                           Trust since 1995; SEI        SIMC since 2004. Chief Executive Officer
                                           Index Funds since 1985;      of SEI Investments Fund Management and
                                           SEI Institutional            Director of SEI Investments Distribution
                                           International Trust since    Co. since 2003. Executive Vice President
                                           1988; SEI Institutional      of SEI Investments Fund Management,
                                           Managed Trust since 1986;    1994-2003. Executive Vice President
                                           SEI Liquid Asset Trust       of SIMC, 1994-2004.
                                           since 1995; SEI Tax Exempt
                                           Trust since 1982.

Timothy D. Barto, 36   Vice President      No set term; served since    General Counsel and Secretary of SIMC and          68
                       and Secretary       1999.                        SEI Investments Fund Management since
                                                                        2004. Vice President of SIMC and SEI
                                                                        Investments Fund Management since 2001.
                                                                        Vice President and Assistant Secretary of
                                                                        SEI since 2001. Assistant Secretary of
                                                                        SIMC, SEI Investments Fund Management and
                                                                        SEI Investments Distribution Co. and Vice
                                                                        President of SEI Investments Distribution
                                                                        Co., 1999-2003. Associate, Dechert Price
                                                                        & Rhoads (law firm), 1997-1999.

Lydia A. Gavalis, 40   Vice President      No set term; served since    Vice President and Assistant Secretary of          68
                       and Assistant       1998.                        SEI and SIMC since 1998. Assistant
                       Secretary                                        Secretary of SEI Investments Fund
                                                                        Management since 1998. Vice President of
                                                                        SEI Investments Fund Management and SEI
                                                                        Investments Distribution Co. and

                                                                        Assistant Secretary of SEI Investments
                                                                        Distribution Co., 1998-2003.

Christine M.           Vice President      No set term; served since    Vice President and Assistant Secretary of          68
McCullough, 43         and Assistant       1999.                        SEI since 2000. Vice President and
                       Secretary                                        Assistant Secretary of SIMC since 1999.
                                                                        Vice President and Assistant Secretary of
                                                                        SEI Investments Fund Management and SEI
                                                                        Investments Distribution Co., 1999-2003.
                                                                        Associate, White and Williams LLP (law
                                                                        firm), 1991-1999.

William E. Zitelli,    Vice President      No set term; served since    Assistant Secretary of SIMC and SEI                68
Jr., 36                and Assistant       2001.                        Investments Fund Management since 2000.
                       Secretary                                        Vice President and Assistant Secretary of
                                                                        SEI since 2000. Vice President of SIMC,
                                                                        SEI Investments Fund Management and SEI
                                                                        Investments Distribution Co. and
                                                                        Assistant Secretary of SEI Investments
                                                                        Distribution Co., 2000-2003. Vice
                                                                        President, Merrill Lynch & Co. Asset
                                                                        Management Group, 1998-2000.

John Munera, 41        Vice President      No set term; served since    Global AML Compliance Officer at SEI               68
                       and Assistant       2002.                        since March 2002. Middle Office
                       Secretary                                        Compliance Officer at SEI, July 2000 to
                                                                        December 2002. Supervising Examiner at
                                                                        Federal Reserve Bank of Philadelphia,
                                                                        1998-2000.

Peter (Pedro) A.       Controller and      No set term; served since    Director, Fund Accounting and                      68
Rodriguez, 42          Chief Financial     2003.                        Administration, SEI Investments Global
                       Officer                                          Funds Services, March 1997 to April 2002
                                                                        and September 2002 to present. Vice
                                                                        President, Fund Administration, BlackRock
                                                                        Financial Management, April 2002 to
                                                                        September 2002.

John J. McCue, 41      Vice President      No set term; served since    Director of Portfolio Implementations for          68
                                           2004.                        SIMC, August 1995 to present. Managing
                                                                        Director of Money Market Investments for
                                                                        SIMC, January 2003 to present.

        [TRUSTEE AND OFFICER FUND OWNERSHIP. The chart below shows the number of shares of each Fund beneficially owned by each Trustee and officer as of June 30, 2004. The Trusts do not have knowledge as to whether any Trustee has the right to acquire beneficially ownership of shares in a Fund. In cases where the amount of a Fund owned is more than 1% of the Fund's assets, the percentage is noted. Unless otherwise noted, each Trustee and officer owns less than one percent (1%) of each Fund's shares.]

                                              AMOUNT AND
                     NAME AND ADDRESS         NATURE OF
                     OF BENEFICIAL            BENEFICIAL
FUND                 OWNER                    OWNERSHIP                PERCENT OF FUND
----                 -----                    ---------                ---------------


        DISTRIBUTION. SEI Investments Distribution Co., located at Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI, acts as the distributor of the Funds, and is an affiliate of SIMC.


[FUND TRANSACTIONS. The Bond Index Fund of INDEX, the Short-Duration Government, Intermediate-Duration Government, GNMA and Corporate Daily Income Funds of SDIT, and the California Tax Exempt, Tax Free, Institutional Tax Free and
Pennsylvania Tax Free Funds of STET did not pay an brokerage commissions to any affiliate for their respective fiscal year ends.]


[ADMINISTRATOR. SEI Investments Fund Management ("SIFM"), located at Oaks, Pennsylvania 19456, serves as the Funds' administrator and is a wholly-owned subsidiary of SEI and an affiliate of SIMC. The chart below provides the fees paid by the Funds to SIFM for administration services.]

TRUST AND FISCAL YEAR                            FEES PAID TO SIFM
---------------------                            -----------------
SEI Liquid Asset Trust                            $   3,286,000
June 30, 2004
SEI Tax Exempt Trust                              $   9,716,000
August 31, 2003
SEI Daily Income Trust                            $  18,577,000
January 31, 2004
SEI Index Funds                                   $   3,011,000
March 31, 2004
SEI Asset Allocation Trust                        $   2,429,614

TRUST AND FISCAL YEAR                            FEES PAID TO SIFM
---------------------                            -----------------
March 31, 2004
SEI Institutional Managed Trust                   $  48,275,000
September 30, 2003
SEI Institutional International Trust             $  23,003,000
September 30, 2003

        5% SHAREHOLDERS. As of August 17, 2004, the following persons were the only persons who were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of each Fund's outstanding shares. The Funds believe that most of the shares referred to above were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

NAME AND ADDRESS OF                                            PERCENT OF FUND'S
SHAREHOLDER                     NUMBER OF SHARES OWNED         OUTSTANDING SHARES
-----------                     ----------------------         ------------------



        ADJOURNMENT. In the event that sufficient votes in favor of a Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods to permit further solicitation of proxies with respect to any such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournments with respect to a Proposal those proxies that they are entitled to vote in favor of such Proposal. They will vote against any such adjournment those proxies required to be voted against any such Proposals. SIMC will bear the costs of any additional solicitation and any adjourned sessions.

        QUORUM AND REQUIRED VOTE. In order to act upon a Proposal, a quorum is required to be present at the Meeting. A majority of the aggregate number of shares in a Fund entitled to vote at the Meeting constitutes a quorum. Any lesser number of shares, however, is sufficient for adjournments.

        Approval of Proposal 1 requires the affirmative vote of a majority of shares represented at the Meeting. Approval of Proposals 2, 3 and 4 with respect to a Fund requires the affirmative vote of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, "majority of the outstanding shares" means the vote of: (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

        Abstentions and "broker non-votes" will not be counted for or against a Proposal, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of shares represented" (for Proposal 1) and "majority of the outstanding voting securities" (for Proposals 2, 3 and 4) present at the Meeting and will therefore have the effect of counting against the Proposal to which it relates.

        SHAREHOLDER PROPOSALS. The Trusts do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trusts c/o SEI Investments Management Corporation, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

        REPORTS TO SHAREHOLDERS. THE TRUSTS WILL FURNISH, WITHOUT CHARGE, A COPY OF A FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND ITS MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, UPON REQUEST. Requests should be directed to the Trusts at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-DIAL-SEI.

        OTHER MATTERS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that Proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


              SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE
                   ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

                                   [EXHIBITS]

                    EXHIBIT A - NOMINATING COMMITTEE CHARTER

THE COMMITTEE

     The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Trustees (the "Board") of SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust and SEI Institutional Investments Trust (collectively, the "Trusts"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "Independent Trustees." For purposes of this Charter, Independent Trustees shall mean members of the Board who are not interested persons of the Trusts as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

BOARD NOMINATIONS AND FUNCTIONS

     1. The Committee shall select and nominate all persons to serve as Independent Trustees. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for the funds of the Trusts. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, E.G., business, financial or family relationships with investment advisers or service providers.

     2. The Committee also shall evaluate the qualifications of and make recommendations for "interested" Trustee candidates to the Board.

     3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

     4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the applicable Trust's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

COMMITTEE NOMINATIONS AND FUNCTIONS

     1. The Committee has the authority to make recommendations to the full Board for nomination for membership on any committees of the Board.

     2. The Committee is responsible for the adoption and administration of any policy for retirement from Board membership.

     3. The Committee has the authority to review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

     4. The Committee shall, on an annual basis or at least as often as is required by law, review the performance of the Board. The Committee may invite any or all Interested Trustees or others to participate in such reviews as it deems appropriate.

OTHER POWERS AND RESPONSIBILITIES

     1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

     2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the applicable Fund or Trust.

     3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

     4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the applicable Trust's by-laws. In the event of any inconsistency between this Charter and a Trust's organizational documents, the provisions of the Trust's organizational documents shall govern.

     5. The Committee shall review this Charter as appropriate and recommend any changes to the full Board.

     6. The Committee shall elect one of its members to serve as Chairman, who shall serve until another Chairman is elected.

                             Adopted:   June 17, 2004

              EXHIBIT B - ADVISORY AGREEMENT BETWEEN SIMC AND INDEX

                          INVESTMENT ADVISORY AGREEMENT
                                 SEI INDEX FUNDS

     AGREEMENT made as of the 18th day of November, 1998, by and between SEI Index Funds, a Massachusetts business trust (the "Trust"), and SEI Investments Management Corporation, (the "Adviser").

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios of shares, each having its own investment policies; and

     WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to the S&P 500 Index Fund and such other portfolios as the Trust and the Adviser may agree upon (the "Funds"), and the Adviser is willing to render such services:

     NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF THE ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets, to hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of any affected Fund(s)) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of any Funds of the Trust, and to continuously review, supervise and (where appropriate) administer the investment program of the Funds, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Administrator and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Fund set forth in the Trust's prospectus and statement of additional information, as amended from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations. The Trust will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel

(including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

2. DELIVERY OF DOCUMENTS. The Trust has furnished Adviser with copies properly certified or authenticated of each of the following:

     (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

     (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

     (c)  Prospectus(es) of the Fund(s).

3.   OTHER COVENANTS. The Adviser agrees that it:

     (a) will comply with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law;

     (b) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In executing Fund transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser may exercise investment discretion. The Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer - - viewed in terms of that particular transaction or terms of the overall responsibilities of the Adviser to the Fund. In addition, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Fund's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Fund, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, and sub-adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission and the 1940 Act.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate(s) specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets of the Fund. The fee shall be based on the average daily net assets for the month involved. The Adviser may, in its discretion and from time to time, waive a portion of its fee.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5. EXCESS EXPENSES. If the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Adviser shall bear such excess cost. However, the Adviser will not bear expenses of the Trust or any Fund which would result in the Trust's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a waiver of the Adviser's fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Adviser's services.

6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Adviser further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-adviser as the Trust may reasonably request.

7. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Fund.

8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

9. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. (As used in this Section 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise subject to the provisions of applicable law. All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's Prospectus as required by law. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

11. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

          This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

          As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

12. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

13. NOTICE. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:


To the Adviser at:

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, PA 19456
Attn: Legal Department

To the Trust at:

One Freedom Valley Drive
Oaks, PA 19456
Attn: Legal Department

14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

No Fund of the Trust shall be liable for the obligations of any other Fund of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Fund for payment of fees for services rendered to that Fund.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

SEI Index Funds                           SEI Investments Management Corporation

By:                                       By:
    /s/ Cynthia Parrish                      /s/ Todd Cipperman
--------------------------------------    --------------------------------------

Name:                                     Name:
        Cynthia Parrish                          Todd Cipperman
--------------------------------------    --------------------------------------

Title:                                    Title:
     Vice President                            Vice President
--------------------------------------    --------------------------------------

                                   SCHEDULE A
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                                 SEI INDEX FUNDS
                                       AND
                     SEI INVESTMENTS MANAGEMENT CORPORATION
                             DATED NOVEMBER 18, 1998
                              AS AMENDED ____, 2004

Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate as follows:

S&P 500 Index Fund                                   .03%
Bond Index Fund                                      .07%

              EXHIBIT C - ADVISORY AGREEMENT BETWEEN SIMC AND SDIT

                          INVESTMENT ADVISORY AGREEMENT
                             SEI DAILY INCOME TRUST

     AGREEMENT made this 17th day of March, 2003, by and between SEI Daily Income Trust, a Massachusetts business trust (the "Trust"), and SEI Investments Management Corporation, (the "Adviser").

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios, each having its own investment policies; and

     WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to its portfolios, as listed on attached Schedule A, (each a "Fund" and, collectively, the "Funds"), and the Adviser is willing to render such services:

     NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF THE ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets, to hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the U.S. Securities and Exchange Commission (the "SEC"), or by rule or regulation, a majority of the outstanding voting securities of any affected Fund(s)) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of any Funds of the Trust, and to continuously review, supervise and (where appropriate) administer the investment program of the Funds, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Trust's administrator (the "Administrator") and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

     The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Fund set forth in the Trust's prospectus and statement of additional information, as amended from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations. The Trust will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

     The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

2. DELIVERY OF DOCUMENTS. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

     (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

     (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

     (c)  Prospectus(es) of the Fund(s).

3.   OTHER COVENANTS. The Adviser agrees that it:

     (a) will comply with all applicable rules and regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law;

     (b) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser may exercise investment discretion. The Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or terms of the overall responsibilities of the Adviser to the Fund. In addition, the Adviser if authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Fund's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Fund, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, and sub-adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate(s) specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets of a Fund. The fee shall be based on the average daily net assets for the month involved. The Adviser may, in its discretion and from time to time, waive a portion of its fee.

     All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5. EXCESS EXPENSES. If the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Adviser shall bear such excess cost.

     However, the Adviser will not bear expenses of the Trust or any Fund which would result in the Trust's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a waiver of the Adviser's fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Adviser's services.

6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Adviser further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-adviser as the Trust may reasonably request.

7. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Fund.

8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

9. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state and Federal law which cannot be waived or modified hereby. (As used in this Section 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise subject to the provisions of applicable law. All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's Prospectus as required by law. In addition, brokerage transactions for the Funds may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

11. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

     This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

     As used in this Section 11, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC.

12. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

13. NOTICE: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:                 SEI Investments Management Corporation
                                   1 Freedom Valley Drive
                                   Oaks, PA 19456
                                   Attn:  Legal Department

To the Trust at:                   SEI Daily Income Trust
                                   c/o SEI Investments
                                   1 Freedom Valley Drive
                                   Oaks, PA 19456
                                   Attn:  Legal Department

14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

     No Fund of the Trust shall be liable for the obligations of any other Fund of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Fund for payment of fees for services rendered to that Fund.

     Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

SEI Daily Income Trust                  SEI Investments Management Corporation

By: /s/ Timothy D. Barto                By: /s/ Todd Cipperman
    --------------------------------        -------------------------------

Attest: /s/ Jackie Bardyn               Attest: /s/ Jackie Bardyn
        ----------------------------            ---------------------------

                              AMENDED AND RESTATED
                                   SCHEDULE A
                      TO THE INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                             SEI DAILY INCOME TRUST
                                       AND
                     SEI INVESTMENTS MANAGEMENT CORPORATION
                        AS OF MARCH 17, 2003, AS AMENDED
                                  _______, 2004


          Money Market Fund
          Prime Obligation Fund
          Government Fund
          Government II Fund
          Treasury Fund
          Treasury II Fund
          Federal Securities Fund
          Short-Duration Government Fund
          Intermediate-Duration Government Fund
          GNMA Fund
          Corporate Daily Income Fund
          Treasury Securities Daily Income Fund

                         AMENDED AND RESTATED SCHEDULE B
                      TO THE INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                             SEI DAILY INCOME TRUST
                                       AND
                     SEI INVESTMENTS MANAGEMENT CORPORATION
                        AS OF MARCH 17, 2003, AS AMENDED
                                __________, 2004

Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate as follows:

0.075% on the first $500 million of assets and 0.02% on the assets in excess of $500 million. The fee will be calculated based on the combined assets of the following Funds managed by the Adviser:

Money Market Fund
Prime Obligation Fund
Government Fund
Government II Fund
Treasury Fund
Treasury II Fund
Federal Securities Fund

0.10% up to $500 million; 0.075% between $500 million and $1 billion; and 0.05% over $1 billion. The fee will be calculated based on the combined assets of the following Funds managed by the Adviser:

Short-Duration Government Fund
Intermediate-Duration Government Fund
GNMA Fund

0.10% up to $500 million; 0.075% between $500 million and $1 billion; and 0.05% over $1 billion. The fee will be calculated based on the combined assets of the following Funds managed by the Adviser:

Corporate Daily Income Fund
Treasury Securities Daily Income Fund

AGREED AND ACCEPTED:

SEI Daily Income Trust                  SEI Investments Management Corporation
By: /s/                                 By: /s/
    --------------------------------        -------------------------------

Attest: /s/                             Attest: /s/
        ----------------------------            ---------------------------

              EXHIBIT D - ADVISORY AGREEMENT BETWEEN SIMC AND STET

                          INVESTMENT ADVISORY AGREEMENT
                              SEI TAX EXEMPT TRUST

     AGREEMENT made this 16th day of April, 1996, by and between SEI Tax Exempt Trust, a Massachusetts business trust (the "Trust"), and SEI Financial Management Corporation, (the "Adviser").

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios of shares, each having its own investment policies; and

     WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to its Intermediate-Term Municipal Portfolio and such other portfolios as the Trust and the Adviser may agree upon (the "Portfolios"), and the Adviser is willing to render such services:

     NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF THE ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets, to hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of any affected Portfolio(s)) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of any Portfolios of the Trust, and to continuously review, supervise and (where appropriate) administer the investment program of the Portfolios, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Administrator and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

     The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Portfolio set forth in the Trust's prospectus and statement of additional information, as amended from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations. The Trust will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

     The Adviser accepts such employment and agrees, at its own expense to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

2. DELIVERY OF DOCUMENTS. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

     (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

     (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

     (c)  Prospectus(es) of the Portfolio(s).

3.   OTHER COVENANTS. The Adviser agrees that it:

     (a) will comply with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law;

     (b) will place orders pursuant to its investment determinations for the Portfolios either directly with the issuer or with any broker or dealer. In executing Portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Adviser or an affiliate of the Adviser may exercise investment discretion. The Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Portfolios which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or terms of the overall responsibilities of the Adviser to the Portfolio. In addition, the Adviser if authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Portfolio's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Portfolio, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, and sub-adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission and the 1940 Act.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate(s) specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets of the Portfolio. The fee shall be based on the average daily net assets for the month involved. The Adviser may, in its discretion and from time to time, waive a portion of its fee.

     All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5. EXCESS EXPENSES. If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale; the Adviser shall bear such excess cost.

     However, the Adviser will not bear expenses of the Trust or any Portfolio which would result in the Trust's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a waiver of the Adviser's fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Adviser's services.

6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Adviser further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-adviser as the Trust may reasonably request.

7. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Portfolio.

8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

9. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. (As used in this Section 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interests in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the trust as a shareholder or otherwise subject to the provisions of applicable law. All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's Prospectus as required by law. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

11. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

     This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

     As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

12. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

13. NOTICE. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party.

To the Adviser at:                 SEI Financial Management Corporation
                                   680 East Swedesford Road
                                   Wayne, PA 19087
                                   Attn:  Legal Department

To the Trust at:                   SEI Financial Management Corporation
                                   680 East Swedesford Road
                                   Wayne, PA 19087
                                   Attn:  Legal Department

14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

     No Portfolio of the Trust shall be liable for the obligations of any other Portfolio of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Portfolio for payment of fees for services rendered to that Portfolio.

     Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

SEI Tax Exempt Trust                    SEI Financial Management Corporation
By: /s/ Kevin Robins                    By: /s/ Todd Cipperman
    --------------------------------        -------------------------------

Attest: /s/ Jennifer Klass              Attest: /s/ Kevin Robins
        ----------------------------            ---------------------------

                                   SCHEDULE A
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                              SEI TAX EXEMPT TRUST
                                       AND
                      SEI FINANCIAL MANAGEMENT CORPORATION


Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate as follows:

Intermediate-Term Municipal Portfolio                         .33%

                                   SCHEDULE B
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                              SEI TAX EXEMPT TRUST
                                       AND
                     SEI INVESTMENTS MANAGEMENT CORPORATION

     This Schedule B forms a supplement to the Investment Advisory Agreement (the "Agreement") dated April 16, 1996 between SEI Tax Exempt Trust (the "Trust") and SEI Investments Management Corporation, f/k/a SEI Financial Management Corporation (the "Adviser").

                                    RECITALS

     WHEREAS, the Trust and the Adviser entered into the Agreement, which sets forth the rights and obligations of the parties pertaining to the management of separate portfolios of the Trust managed by the Adviser;

     WHEREAS, the Trust offers an investment portfolio: Pennsylvania Municipal Bond Fund (the "Fund"), and has approved of the Adviser's management of the Fund as a "manager of managers," in accordance with the Agreement; and

     WHEREAS, at the shareholder meeting held on August 29, 2000, the shareholders of the Fund approved the Agreement with respect to the Adviser's management of the Fund.

                                   AGREEMENTS

     Now, therefore, the parties agree as follows:

     The Trust hereby appoints the Adviser to act as investment adviser to the Fund as provided in Section 1 of the Agreement. In making the Agreement applicable with respect to the Fund, the Agreement is being entered into severally and not jointly, as it pertains to the respective funds of the Trust, and the Trust and the Adviser intend that the numbered provisions contained in the Agreement be understood as applying separately to the Fund as if contained in, and forming, a separate agreement.

     The compensation of the Adviser, determined as set forth in Article 4 of the Agreement with respect to the Fund, will be 0.35%.

     The date of this Schedule B is August 29, 2000, which shall be deemed the date upon which the Agreement has been executed with respect to the Fund.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually, but is binding only upon the assets and property of the Trust.

          This Schedule B may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          The parties listed below have executed this Schedule B as of the 29th day of August, 2000.


IN WITNESS WHEREOF, the parties hereto have caused this Schedule to be executed as of August 29, 2000.

SEI Tax Exempt Trust                    SEI Investments Management Corporation

By: /s/ Timothy D. Barto                By: /s/ Todd Cipperman
    --------------------------------        -------------------------------

Attest: /s/ Jackie Bardyn               Attest: /s/ Jackie Bardyn
        ----------------------------            ---------------------------

                                   SCHEDULE C
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                              SEI TAX EXEMPT TRUST
                                       AND
                     SEI INVESTMENTS MANAGEMENT CORPORATION

     This Schedule C forms a supplement to the Investment Advisory Agreement (the "Agreement") dated April 16, 1996 between SEI Tax Exempt Trust (the "Trust") and SEI Investments Management Corporation, f/k/a SEI Financial Management Corporation (the "Adviser").

                                    RECITALS

     WHEREAS, the Trust and the Adviser entered into the Agreement, which sets forth the rights and obligations of the parties pertaining to the management of separate portfolios of the Trust managed by the Adviser; and

     WHEREAS, the Trust has created an additional portfolio: Massachusetts Tax Free Money Market Fund (the "Fund"), and has approved of the Adviser's management of the Fund as a "manager of managers," in accordance with the Agreement.

                                   AGREEMENTS

     Now, therefore, the parties agree as follows:

     The Trust hereby appoints the Adviser to act as investment adviser to the Fund as provided in Section 1 of the Agreement. In making the Agreement applicable with respect to the Fund, the Agreement is being entered into severally and not jointly, as it pertains to the respective funds of the Trust, and the Trust and the Adviser intend that the numbered provisions contained in the Agreement be understood as applying separately to the Fund as if contained in, and forming, a separate agreement.

     The compensation of the Adviser, determined as set forth in Article 4 of the Agreement with respect to the Fund, will be 0.05% on the first $500,000, 000, 0.04% on the next $500,000,000 and 0.03% thereafter. For the purposes of this fee schedule, the Advisor's fees will be calculated based upon the net assets of the Fund, provided, however, payment to the Adviser shall not exceed payment due from the Adviser to the Sub-Adviser in accordance with the terms of the Sub-Advisory agreement for the Fund.

     The date of this Schedule C is December 29, 2000, which shall be deemed the date upon which the Agreement has been executed with respect to the Fund.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually, but is binding only upon the assets and property of the Trust.

     This Schedule C may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     The parties listed below have executed this Schedule B as of the 29th day of December, 2000.


IN WITNESS WHEREOF, the parties hereto have caused this Schedule to be executed as of December 29, 2000.

SEI Tax Exempt Trust                    SEI Investments Management Corporation

By: /s/ Timothy D. Barto                By: /s/ Todd Cipperman
    --------------------------------        -------------------------------

Attest: /s/ Jackie Bardyn               Attest: /s/ Jackie Bardyn
        ----------------------------            ---------------------------

                                   SCHEDULE D
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                              SEI TAX EXEMPT TRUST
                                       AND
                     SEI INVESTMENTS MANAGEMENT CORPORATION

     This Schedule D forms a supplement to the Investment Advisory Agreement (the "Agreement") dated April 16, 1996 between SEI Tax Exempt Trust (the "Trust") and SEI Investments Management Corporation, f/k/a SEI Financial Management Corporation (the "Adviser").

                                    RECITALS

     WHEREAS, the Trust and the Adviser entered into the Agreement, which sets forth the rights and obligations of the parties pertaining to the management of separate portfolios of the Trust managed by the Adviser; and

     WHEREAS, the Trust has created an additional portfolio: Short Duration Municipal Fund (the "Fund"), and has approved of the Adviser's management of the Fund as a "manager of managers," in accordance with the Agreement.

                                   AGREEMENTS

     Now, therefore, the parties agree as follows:

     The Trust hereby appoints the Adviser to act as investment adviser to the Fund as provided in Section 1 of the Agreement. In making the Agreement applicable with respect to the Fund, the Agreement is being entered into severally and not jointly, as it pertains to the respective funds of the Trust, and the Trust and the Adviser intend that the numbered provisions contained in the Agreement be understood as applying separately to the Fund as if contained in, and forming, a separate agreement.

     The compensation of the Adviser, determined as set forth in Article 4 of the Agreement with respect to the Fund, will be 0.33%. For the purposes of this fee schedule, the Advisor's fees will be calculated based upon the net assets of the Fund, provided, however, payment to the Adviser shall not exceed payment due from the Adviser to the Sub-Adviser in accordance with the terms of the Sub-Advisory agreement for the Fund.

     The date of this Schedule D is September 17, 2003 which shall be deemed the date upon which the Agreement has been executed with respect to the Fund.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually, but is binding only upon the assets and property of the Trust.

     This Schedule D may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     The parties listed below have executed this Schedule D as of the 17th day of September, 2003.


IN WITNESS WHEREOF, the parties hereto have caused this Schedule to be executed as of September 17, 2003.

SEI Tax Exempt Trust                    SEI Investments Management Corporation

By: /s/ Timothy D. Barto                By: /s/ Lydia A. Gavalis
    --------------------------------        -------------------------------

Attest: /s/ Cassandra Johnson           Attest: /s/ Cassandra Johnson
        ----------------------------            ---------------------------

                                   SCHEDULE E
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                              SEI TAX EXEMPT TRUST
                                       AND
                     SEI INVESTMENTS MANAGEMENT CORPORATION

     This Schedule E forms a supplement to the Investment Advisory Agreement (the "Agreement") dated April 16, 1996 between SEI Tax Exempt Trust (the "Trust") and SEI Investments Management Corporation, f/k/a SEI Financial Management Corporation (the "Adviser").

                                    RECITALS

     WHEREAS, the Trust and the Adviser entered into the Agreement, which sets forth the rights and obligations of the parties pertaining to the management of separate portfolios of the Trust managed by the Adviser; and

     WHEREAS, the Trust approved the Adviser's management of the California Tax Exempt Fund, Tax Free Fund, Institutional Tax Free Fund, and Pennsylvania Tax Free Fund (collectively, the "Funds") as a "manager of managers," in accordance with the Agreement.


                                   AGREEMENTS

     Now, therefore, the parties agree as follows:

     The Trust hereby appoints the Adviser to act as investment adviser to the Funds as provided in Section 1 of the Agreement. In making the Agreement applicable with respect to the Funds, the Agreement is being entered into severally and not jointly, as it pertains to the respective funds of the Trust, and the Trust and the Adviser intend that the numbered provisions contained in the Agreement be understood as applying separately to the Funds as if contained in, and forming, a separate agreement.

     The compensation of the Adviser, determined as set forth in Article 4 of the Agreement with respect to the Funds, will be as follows:

NET ASSET VALUE                             ANNUAL FEE
---------------                             ----------
Up to $500,000,000                          0.05%
Next $500,000,000                           0.04%
Over $1,000,000,000                         0.03%

The fees for the Tax Free, Institutional Tax Free, Pennsylvania Tax Free and California Tax Exempt Funds shall be calculated by aggregating the assets of the four portfolios, applying the above fee schedule and then allocating the fee to each of those portfolios based upon their relative net assets.

For the purposes of this fee schedule, the Advisor's fees will be calculated based upon the net assets of the Funds, provided, however, payment to the Adviser shall not exceed payment due from the Adviser to the Sub-Adviser in accordance with the terms of the Sub-Advisory agreement for the Funds.

     The date of this Schedule E is ____, 2004 which shall be deemed the date upon which the Agreement has been executed with respect to the Fund.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually, but is binding only upon the assets and property of the Trust.

     This Schedule D may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     The parties listed below have executed this Schedule E as of the ___th day of _____, 2004.


IN WITNESS WHEREOF, the parties hereto have caused this Schedule to be executed as of ____________, 2004.

SEI Tax Exempt Trust                    SEI Investments Management Corporation

By:                                     By:
    --------------------------------        -------------------------------

Attest:                                 Attest:
        ----------------------------            ---------------------------

                      EXHIBIT E - INVESTMENT POLICIES CHART

                                       CURRENT FUNDAMENTAL            PROPOSED NEW                   PROPOSED NEW NON-
FUNDS                                  POLICY                         FUNDAMENTAL POLICY             FUNDAMENTAL POLICY
-------------------------------------  -----------------------------  -----------------------------  -----------------------------
DIVERSIFICATION POLICY

SIMT Large Cap Growth, SIMT Large      With respect to 75% of its     No Fund may purchase           With respect to 75% of its
Cap Value, SIMT Tax-Managed Large      assets, no Fund may: (i)       securities of an issuer if     assets, no Fund may: (i)
Cap, SIMT Mid-Cap, SIMT Small Cap      purchase the securities of     it would cause the Fund to     purchase the securities of
Growth, SIMT Small Cap Value, SIMT     any issuer (except             fail to satisfy the            any issuer (except
Tax-Managed Small Cap, SIMT Core       securities issued or           diversification requirement    securities issued or
Fixed Income, SIMT High Yield Bond,    guaranteed by the U.S.         for a diversified management   guaranteed by the U.S.
SIT International Equity, SIT          Government, its agencies or    company under the 1940 Act,    Government, its agencies or
Emerging Markets Equity, STET Short    instrumentalities) if, as a    the rules or regulations       instrumentalities) if, as a
Duration Municipal, STET               result, more than 5% of its    thereunder or any exemption    result, more than 5% of its
Intermediate-Term Municipal, STET      total assets would be          therefrom, as such statute,    total assets would be
Pennsylvania Municipal, SDIT           invested in the securities     rules or regulations may be    invested in the securities
Corporate Daily Income, SDIT           of such issuer; or (ii)        amended or interpreted from    of such issuer; or (ii)
Short-Duration Government, SDIT        acquire more than 10% of the   time to time.                  acquire more than 10% of
Intermediate-Duration Government,      outstanding voting                                            the outstanding voting
SDIT GNMA, INDEX S&P 500 Index,        securities of any one issuer.                                 securities of any one
INDEX Bond Index                                                                                     issuer.

SDIT Government II, STET Tax Free,     No Fund may purchase           No Fund may purchase           No Fund may purchase
STET Institutional Tax Free, STET      securities of any issuer       securities of an issuer if     securities of any issuer
California Tax Exempt, STET            (except securities issued or   it would cause the Fund to     (except securities issued
Pennsylvania Tax Free                  guaranteed by the U.S.         fail to satisfy the            or guaranteed by the U.S.
                                       Government, its agencies or    diversification requirement    Government, its agencies or
                                       instrumentalities), if as a    for a diversified management   instrumentalities), if as a
                                       result, more than 25% of its   company under the 1940 Act,    result, more than 25% of
                                       total assets would be          the rules or regulations       its total assets would be
                                       invested in the securities     thereunder or any exemption    invested in the securities
                                       of such issuer.                therefrom, as such statute,    of such issuer.
                                                                      rules or regulations may be
                                       No Fund may acquire more       amended or interpreted from    No Fund may acquire more
                                       than 10% of the voting         time to time.                  than 10% of the voting
                                       securities of any one issuer.                                 securities of any one
                                                                                                     issuer.

CONCENTRATION POLICY

SIMT Large Cap Growth, SIMT Large      No Fund may purchase any       No Fund may concentrate        No Fund may purchase any
Cap Value, SIMT Tax-Managed Large      securities which would cause   investments in a particular    securities which would
Cap, SIMT Mid-Cap, SIMT Small Cap      more than 25% of the total     industry or group of           cause 25% or more of the
Growth, SIMT Small Cap Value, SIMT     assets of the Fund to be       industries, as concentration   total assets of the Fund to
Tax-Managed Small Cap, SIMT Core       invested in the securities     is defined under the 1940      be invested in the
Fixed Income, SIMT High Yield Bond,    of one or more issuers         Act, the rules and             securities of one or more
SIT                                    conducting their principal     regulations thereunder or      issuers conducting their
                                       business activities in         any exemption                  principal business
                                                                                                     activities in

                                       CURRENT FUNDAMENTAL            PROPOSED NEW                   PROPOSED NEW NON-
FUNDS                                  POLICY                         FUNDAMENTAL POLICY             FUNDAMENTAL POLICY
-------------------------------------  -----------------------------  -----------------------------  -----------------------------
International Equity, SIT Emerging     the same industry, provided    therefrom, as such statute,    the same industry, provided
Markets Equity, SIT Emerging Markets   that this limitation does      rules or regulations may be    that this limitation does
Debt, SIT International Fixed          not apply to investments in    amended or interpreted from    not apply to investments in
Income, STET Tax Free, STET            obligations issued or          time to time.                  obligations issued or
Institutional Tax Free, STET           guaranteed by the U.S.                                        guaranteed by the U.S.
California Tax Exempt, STET            Government, its agencies or                                   Government, its agencies or
Intermediate-Term Municipal, STET      instrumentalities.                                            instrumentalities.
Pennsylvania Municipal Bond, STET
Pennsylvania Tax Free, STET Short
Duration Municipal, INDEX S&P 500
Index, INDEX Bond Index, STET
California Municipal Bond, STET
Massachusetts Municipal Bond, STET
New Jersey Municipal Bond, STET New
York Municipal Bond

SDIT Corporate Daily Income, SDIT      No Fund may purchase any       No Fund may concentrate        No Fund may purchase any
Short-Duration Government, SDIT        securities which would cause   investments in a particular    securities which would
Intermediate-Duration Government,      25% or more of the total       industry or group of           cause 25% or more of the
SDIT GNMA, SDIT Government II          assets of the Fund to be       industries, as concentration   total assets of the Fund to
                                       invested in the securities     is defined under the 1940      be invested in the
                                       of one or more issuers         Act, the rules and             securities of one or more
                                       conducting their principal     regulations thereunder or      issuers conducting their
                                       business activities in the     any exemption therefrom, as    principal business
                                       same industry, provided that   such statute, rules or         activities in the same
                                       this limitation does not       regulations may be amended     industry, provided that
                                       apply to investments in (a)    or interpreted from time to    this limitation does not
                                       domestic banks and (b)         time.                          apply to investments in (a)
                                       obligations issued or                                         domestic banks and (b)
                                       guaranteed by the U.S.                                        obligations issued or
                                       Government or its agencies                                    guaranteed by the U.S.
                                       and instrumentalities.                                        Government or its agencies
                                                                                                     and instrumentalities.

STET Tax Free, STET Institutional      No Fund may invest more than   No Fund may concentrate        No Fund may invest more
Tax Free, STET                         25% of its total assets in     investments in a particular    than 25% of its total
                                       issuers                        industry                       assets in issuers within

                                       CURRENT FUNDAMENTAL            PROPOSED NEW                   PROPOSED NEW NON-
FUNDS                                  POLICY                         FUNDAMENTAL POLICY             FUNDAMENTAL POLICY
-------------------------------------  -----------------------------  -----------------------------  -----------------------------
Intermediate-Term Municipal, STET      within the same state or       or group of industries, as     the same state or similar
Pennsylvania Municipal Bond            similar type projects          concentration is defined       type projects (except in
                                       (except in specified           under the 1940 Act, the        specified categories). For
                                       categories). For the STET      rules and regulations          the STET Pennsylvania
                                       Pennsylvania Municipal Bond    thereunder or any exemption    Municipal Bond Fund,
                                       Fund, this limitation does     therefrom, as such statute,    this limitation does
                                       not apply to the extent        rules or regulations may be    not apply to the extent
                                       stated in its investment       amended or interpreted from    stated in its investment
                                       objective and policies.        time to time.                  objective and policies.

STET Massachusetts Tax Free Money      No Fund may purchase any       No Fund may concentrate        No Fund may purchase any
Market                                 securities which would cause   investments in a particular    securities which would
                                       more than 25% of the total     industry or group of           cause 25% or more of the
                                       assets of the Fund, based on   industries, as concentration   total assets of the Fund,
                                       current value at the time of   is defined under the 1940      based on current value at
                                       such purchase, to be           Act, the rules and             the time of such purchase,
                                       invested in the securities     regulations thereunder or      to be invested in the
                                       of one or more issuers         any exemption therefrom, as    securities of one or more
                                       conducting their principal     such statute, rules or         issuers conducting their
                                       business activities in the     regulations may be amended     principal business
                                       same industry, provided that   or interpreted from time to    activities in the same
                                       this limitation does not       time.                          industry, provided that
                                       apply to investments in (a)                                   this limitation does not
                                       obligations issued or                                         apply to investments in (a)
                                       guaranteed by the U.S.                                        obligations issued or
                                       Government or its agencies                                    guaranteed by the U.S.
                                       and instrumentalities, or                                     Government or its agencies
                                       (b) obligations of state or                                   and instrumentalities, or
                                       municipal governments and                                     (b) obligations of state or
                                       their political subdivisions.                                 municipal governments and
                                                                                                     their political
                                                                                                     subdivisions.

BORROWING POLICY AND POLICY REGARDING ISSUANCE OF SENIOR SECURITIES

SIMT Large Cap Growth, SIMT Large      No Fund may borrow money in    No Fund may borrow money or    No Fund may borrow money in
Cap Value, SIMT Tax-Managed Large      an amount exceeding 33 1/3%    issue senior securities (as    an amount exceeding 33 1/3%
Cap, SIMT Mid-Cap, SIMT Small Cap      of the value of its total      defined under the 1940         of the value of its total
Growth, SIMT Small Cap Value, SIMT     assets, provided that, for     Act), except to the extent     assets, provided that, for
Tax-                                   purposes of this limitation,   permitted under the 1940       purposes of this limitation,

                                       CURRENT FUNDAMENTAL            PROPOSED NEW                   PROPOSED NEW NON-
FUNDS                                  POLICY                         FUNDAMENTAL POLICY             FUNDAMENTAL POLICY
-------------------------------------  -----------------------------  -----------------------------  -----------------------------
Managed Small Cap, SIMT Core           investment strategies which    Act, the rules and             investment strategies which
Fixed Income, SIMT High Yield Bond,    either obligate a Fund to      regulations thereunder or      either obligate a Fund to
SIT International Equity, SIT          purchase securities or         any exemption therefrom, as    purchase securities or
Emerging Markets Equity, SIT           require a Fund to segregate    such statute, rules or         require a Fund to segregate
Emerging Markets Debt, STET Short      assets are not considered to   regulations may be amended     assets are not considered to
Duration Municipal, STET California    be borrowings. To the extent   or interpreted from time to    be borrowings. To the extent
Municipal Bond, STET Massachusetts     that its borrowings exceed     time.                          that its borrowings exceed
Municipal Bond, STET New Jersey        5% of its assets: (i) all                                     5% of its assets: (i) all
Municipal Bond, STET New York          borrowings will be repaid                                     borrowings will be repaid
Municipal Bond                         before a Fund makes                                           before a Fund makes
                                       additional investments and                                    additional investments and
                                       any interest paid on such                                     any interest paid on such
                                       borrowings will reduce                                        borrowings will reduce
                                       income; and (ii) asset                                        income; and (ii) asset
                                       coverage of at least 300% is                                  coverage of at least 300% is
                                       required.                                                     required.

                                       No Fund may issue senior
                                       securities (as defined in
                                       the 1940 Act) except as
                                       permitted by rule,
                                       regulation or order of the
                                       SEC.

All SAAT Funds                         Each Fund may borrow money     No Fund may borrow money or    Each Fund may borrow money
                                       in an amount up to 33 1/3%     issue senior securities (as    in an amount up to 33 1/3%
                                       of the value of its total      defined under the 1940         of the value of its total
                                       assets, provided that, for     Act), except to the extent     assets, provided that, for
                                       purposes of this limitation,   permitted under the 1940       purposes of this limitation,
                                       investment strategies which    Act, the rules and             investment strategies which
                                       either obligate a Fund to      regulations thereunder or      either obligate a Fund to
                                       purchase securities or         any exemption therefrom, as    purchase securities or
                                       require a Fund to segregate    such statute, rules or         require a Fund to segregate
                                       assets are not considered to   regulations may be amended     assets are not considered to
                                       be borrowings. Except where    or interpreted from time to    be borrowings. Except where
                                       a Fund has borrowed money      time.                          a Fund has borrowed money
                                       for temporary purposes in                                     for temporary purposes in
                                       amounts not exceeding 5% of                                   amounts not exceeding 5% of
                                       its assets, asset coverage                                    its assets, asset coverage
                                       of 300% is required for all                                   of 300% is required for all
                                       borrowings.                                                   borrowings.

                                       No Fund may issue senior
                                       securities

                                       CURRENT FUNDAMENTAL            PROPOSED NEW                   PROPOSED NEW NON-
FUNDS                                  POLICY                         FUNDAMENTAL POLICY             FUNDAMENTAL POLICY
-------------------------------------  -----------------------------  -----------------------------  -----------------------------
                                       as defined in the 1940 Act)
                                       except as permitted by rule,
                                       regulation or order of the
                                       SEC.

SIMT Real Estate Fund                  No Fund may borrow money in    No Fund may borrow money or    No Fund may borrow money in
                                       an amount exceeding 33 1/3%    issue senior securities (as    an amount exceeding 33 1/3%
                                       of the value of its total      defined under the 1940         of the value of its total
                                       assets, provided that, for     Act), except to the extent     assets, provided that, for
                                       purposes of this limitation,   permitted under the 1940       purposes of this limitation,
                                       investment strategies that     Act, the rules and             investment strategies that
                                       either obligate the Fund to    regulations thereunder or      either obligate the Fund to
                                       purchase securities or         any exemption therefrom, as    purchase securities or
                                       require the Fund to            such statute, rules or         require the Fund to
                                       segregate assets are not       regulations may be amended     segregate assets are not
                                       considered to be borrowing.    or interpreted from time to    considered to be borrowing.
                                       Asset coverage of at least     time.                          Asset coverage of at least
                                       300% is required for all                                      300% is required for all
                                       borrowing, except where the                                   borrowing, except where the
                                       Fund has borrowed money for                                   Fund has borrowed money for
                                       temporary purposes in an                                      temporary purposes in an
                                       amount not exceeding 5% of                                    amount not exceeding 5% of
                                       its total assets.                                             its total assets.

                                       No Fund may issue senior
                                       securities (as defined in
                                       the 1940 Act) except as
                                       permitted by rule,
                                       regulation or order of the
                                       SEC.

SDIT Corporate Daily Income, SDIT      No Fund may borrow money       No Fund may borrow money or    No Fund may borrow money
Short-Duration Government, SDIT        except for temporary or        issue senior securities (as    except for temporary or
Intermediate-Duration Government,      emergency purposes and then    defined under the 1940         emergency purposes and then
SDIT GNMA, SDIT Government II, INDEX   only in an amount not          Act), except to the extent     only in an amount not
S&P 500 Index, INDEX Bond Index, SIT   exceeding 10% of the value     permitted under the 1940       exceeding 10% of the value
International Fixed Income             of the total assets of that    Act, the rules and             of the total assets of that
                                       Fund. This borrowing           regulations thereunder or      Fund. This borrowing
                                       provision is included solely   any exemption therefrom, as    provision is included solely
                                       to facilitate the orderly      such statute, rules or         to facilitate the orderly
                                       sale of portfolio securities   regulations may be amended     sale of portfolio securities
                                       to accommodate                 or interpreted from time to    to accommodate
                                                                      time.

                                       CURRENT FUNDAMENTAL            PROPOSED NEW                   PROPOSED NEW NON-
FUNDS                                  POLICY                         FUNDAMENTAL POLICY             FUNDAMENTAL POLICY
-------------------------------------  -----------------------------  -----------------------------  -----------------------------
                                       substantial redemption                                        substantial redemption
                                       requests if they should                                       requests if they should
                                       occur and is not for                                          occur and is not for
                                       investment purposes. All                                      investment purposes. All
                                       borrowings will be repaid                                     borrowings will be repaid
                                       before the Fund makes                                         before the Fund makes
                                       additional investments and                                    additional investments and
                                       any interest paid on such                                     any interest paid on such
                                       borrowings will reduce the                                    borrowings will reduce the
                                       income of that Fund.                                          income of that Fund.

                                       No Fund may issue senior
                                       securities (as defined in
                                       the 1940 Act) except in
                                       connection with permitted
                                       borrowings as described in
                                       the prospectuses and its
                                       statement of additional
                                       information or as permitted
                                       by rule, regulation or order
                                       of the SEC.

STET Tax Free, STET Institutional      No Fund may borrow money       No Fund may borrow money or    No Fund may borrow money
Tax Free, STET California Tax          except for temporary or        issue senior securities (as    except for temporary or
Exempt, STET Intermediate-Term         emergency purposes and then    defined under the 1940         emergency purposes and then
Municipal, STET Pennsylvania           only in an amount not          Act), except to the extent     only in an amount not
Municipal Bond, STET Pennsylvania      exceeding 10% of the value     permitted under the 1940       exceeding 10% of the value
Tax Free                               of total assets. The           Act, the rules and             of total assets. The
                                       California Tax Exempt Fund     regulations thereunder or      California Tax Exempt Fund
                                       has a fundamental policy       any exemption therefrom, as    has a fundamental policy
                                       that, to the extent such       such statute, rules or         that, to the extent such
                                       borrowing exceeds 5% of the    regulations may be amended     borrowing exceeds 5% of the
                                       value of the Fund's total      or interpreted from time to    value of the Fund's total
                                       assets, borrowing will be      time.                          assets, borrowing will be
                                       done from a bank and in                                       done from a bank and in
                                       accordance with the                                           accordance with the
                                       requirements of the 1940                                      requirements of the 1940
                                       Act. This borrowing                                           Act. This borrowing
                                       provision is included solely                                  provision is included solely
                                       to facilitate the orderly                                     to facilitate the orderly
                                       sale of portfolio securities                                  sale of portfolio securities
                                       to accommodate heavy                                          to accommodate heavy
                                       redemption requests if they                                   redemption requests if they
                                       should occur and is                                           should occur and is not for

                                       CURRENT FUNDAMENTAL            PROPOSED NEW                   PROPOSED NEW NON-
FUNDS                                  POLICY                         FUNDAMENTAL POLICY             FUNDAMENTAL POLICY
-------------------------------------  -----------------------------  -----------------------------  -----------------------------
                                       not for investment purposes.                                  investment purposes. All
                                       All borrowings of the Funds,                                  borrowings of the Funds, in
                                       in excess of 5% of their                                      excess of 5% of its total
                                       total assets, will be repaid                                  assets, will be repaid
                                       before making additional                                      before making additional
                                       investments and any interest                                  investments and any interest
                                       paid on such borrowings will                                  paid on such borrowings will
                                       reduce income.                                                reduce income.

                                       No Fund may issue senior
                                       securities (as defined in
                                       the 1940 Act) except as
                                       permitted by rule,
                                       regulation or order of the
                                       SEC.

STET Massachusetts Tax Free Money      No Fund may borrow, except     No Fund may borrow money or    No Fund may borrow, except
Market                                 that the Fund may (a) borrow   issue senior securities (as    that the Fund may (a) borrow
                                       from banks for temporary or    defined under the 1940         from banks for temporary or
                                       emergency purposes,            Act), except to the extent     emergency purposes,
                                       including the meeting of       permitted under the 1940       including the meeting of
                                       redemption requests which      Act, the rules and             redemption requests which
                                       might otherwise require the    regulations thereunder or      might otherwise require the
                                       untimely disposition of        any exemption therefrom, as    untimely disposition of
                                       securities, and (b) to the     such statute, rules or         securities, and (b) to the
                                       extent consistent with the     regulations may be amended     extent consistent with the
                                       Fund's investment objective    or interpreted from time to    Fund's investment objective
                                       and policies, enter into       time.                          and policies, enter into
                                       reverse repurchase                                            reverse repurchase
                                       agreements, forward roll                                      agreements, forward roll
                                       transactions and similar                                      transactions and similar
                                       investment techniques and                                     investment techniques and
                                       strategies. To the extent it                                  strategies. To the extent it
                                       engages in transactions                                       engages in transactions
                                       described in (a) and (b),                                     described in (a) and (b),
                                       the Fund will be limited so                                   the Fund will be limited so
                                       that no more than 33 1/3% of                                  that no more than 33 1/3% of
                                       its total assets (including                                   its total assets (including
                                       the amount borrowed), less                                    the amount borrowed), less
                                       liabilities (not including                                    liabilities (not including
                                       the amount borrowed) valued                                   the amount borrowed) valued
                                       at the time the borrowing is                                  at the time the borrowing is
                                       made, is derived from such                                    made, is derived from such
                                       transactions.                                                 transactions.

                                       CURRENT FUNDAMENTAL            PROPOSED NEW                   PROPOSED NEW NON-
FUNDS                                  POLICY                         FUNDAMENTAL POLICY             FUNDAMENTAL POLICY
-------------------------------------  -----------------------------  -----------------------------  -----------------------------
                                       No Fund may issue senior
                                       securities (as defined in
                                       the 1940 Act) except in
                                       connection with permitted
                                       borrowings as described in
                                       its statement of additional
                                       information or as permitted
                                       by the 1940 Act, and any
                                       rule, regulation or order of
                                       the SEC thereunder.

LENDING POLICY

SIMT Large Cap Growth, SIMT Large      No Fund may make loans if,     No Fund may make loans,        No Fund may make loans if,
Cap Value, SIMT Tax-Managed Large      as a result, more than 33      except to the extent           as a result, more than 33
Cap, SIMT Mid-Cap, SIMT Small Cap      1/3% of its total assets       permitted under the 1940       1/3% of its total assets
Growth, SIMT Small Cap Value, SIMT     would be lent to other         Act, the rules and             would be lent to other
Tax-Managed Small Cap, SIMT Core       parties, except that each      regulations thereunder or      parties, except that each
Fixed Income, SIMT High Yield Bond,    Fund may: (i) purchase or      any exemption therefrom, as    Fund may: (i) purchase or
SIMT Real Estate, SIT International    hold debt instruments in       such statute, rules or         hold debt instruments in
Equity, SIT Emerging Markets Equity,   accordance with its            regulations may be amended     accordance with its
SIT Emerging Markets Debt, STET        investment objective and       or interpreted from time to    investment objective and
Short Duration Municipal, STET         policies; (ii) enter into      time.                          policies; (ii) enter into
California Municipal Bond, STET        repurchase agreements; and                                    repurchase agreements; and
Massachusetts Municipal Bond, STET     (iii) lend its securities.                                    (iii) lend its securities.
New Jersey Municipal Bond, STET New
York Municipal Bond, STET
Massachusetts Tax Free Money Market

All SAAT Funds                         No Fund may make loans if,     No Fund may make loans,        No Fund may make loans if,
                                       as a result, more than 33      except to the extent           as a result, more than 33
                                       1/3% of its total assets       permitted under the 1940       1/3% of its total assets
                                       would be loaned to other       Act, the rules and             would be loaned to other
                                       parties.                       regulations thereunder or      parties.
                                                                      any exemption therefrom, as
                                                                      such statute, rules or
                                                                      regulations may be amended
                                                                      or interpreted from time to
                                                                      time.

SDIT Corporate Daily Income, SDIT      No Fund may make loans,        No Fund may make loans,        No Fund may make loans,
Short-                                 except                         except to                      except

                                       CURRENT FUNDAMENTAL            PROPOSED NEW                   PROPOSED NEW NON-
FUNDS                                  POLICY                         FUNDAMENTAL POLICY             FUNDAMENTAL POLICY
-------------------------------------  -----------------------------  -----------------------------  -----------------------------
Duration Government, SDIT              that each Fund may             the extent permitted           that each Fund may
Intermediate-Duration Government,      purchase or hold debt          under the 1940 Act,            purchase or hold debt
SDIT GNMA, SDIT Government II, STET    instruments in accordance      the rules and regulations      instruments in accordance
Tax Free, STET Institutional Tax       with its investment            thereunder or any              with its investment
Free, STET California Tax Exempt,      objective and policies and     exemption therefrom, as        objective and policies and
STET Intermediate-Term Municipal,      may enter into repurchase      such statute, rules or         may enter into repurchase
STET Pennsylvania Municipal Bond,      agreements, provided that      regulations may be amended     agreements, provided that
STET Pennsylvania Tax Free             repurchase agreements          or interpreted from time to    repurchase agreements
                                       maturing in more than seven    time.                          maturing in more than seven
                                       days, restricted securities                                   days, restricted securities
                                       and other illiquid                                            and other illiquid
                                       securities are not to                                         securities are not to
                                       exceed, in the aggregate,                                     exceed, in the aggregate,
                                       10% of the Fund's net assets                                  10% of the Fund's net
                                       (15% for STET                                                 assets (15% for STET
                                       Intermediate-Term Municipal                                   Intermediate-Term Municipal
                                       Fund).                                                        Fund).

INDEX S&P 500 Index, INDEX Bond        No Fund may make loans,        No Fund may make loans,        No Fund may make loans,
Index, SIT International Fixed Income  except that each Fund: (i)     except to the extent           except that each Fund: (i)
                                       may enter into repurchase      permitted under the 1940       may enter into repurchase
                                       agreements, provided that      Act, the rules and             agreements, provided that
                                       repurchase agreements and      regulations thereunder or      repurchase agreements and
                                       time deposits maturing in      any exemption therefrom, as    time deposits maturing in
                                       more than seven days, and      such statute, rules or         more than seven days, and
                                       other illiquid securities,     regulations may be amended     other illiquid securities,
                                       including securities which     or interpreted from time to    including securities which
                                       are not readily marketable     time.                          are not readily marketable
                                       or are restricted, are not                                    or are restricted, are not
                                       to exceed, in the aggregate,                                  to exceed, in the
                                       10% of the Fund's total                                       aggregate, 10% of the
                                       assets; (ii) may engage in                                    Fund's total assets; (ii)
                                       securities lending as                                         may engage in securities
                                       described in its statement                                    lending as described in its
                                       of additional information;                                    statement of additional
                                       and (iii) may purchase or                                     information; and (iii) may
                                       hold debt instruments in                                      purchase or hold debt
                                       accordance with its                                           instruments in accordance
                                       investment objective and                                      with its investment
                                       policies.                                                     objective and policies.

PLEDGING/MORTGAGING POLICY

SDIT Corporate Daily Income, SDIT      No Fund may pledge, mortgage   None.                          No Fund may pledge,
Short-Duration Government, SDIT        or hypothecate assets except                                  mortgage or hypothecate
Intermediate-Duration Government,      to secure temporary                                           assets except to secure
SDIT GNMA, SDIT                        borrowings permitted by                                       temporary borrowings
                                                                                                     permitted by

                                       CURRENT FUNDAMENTAL            PROPOSED NEW                   PROPOSED NEW NON-
FUNDS                                  POLICY                         FUNDAMENTAL POLICY             FUNDAMENTAL POLICY
-------------------------------------  -----------------------------  -----------------------------  -----------------------------
Government II, INDEX S&P 500           a Fund's borrowing                                            a Fund's borrowing
Index, INDEX Bond Index, SIT           policy/statement of                                           policy/statement of
International Fixed Income, STET Tax   additional information in                                     additional information
Free, STET Institutional Tax Free,     aggregate amounts not to                                      in aggregate amounts not to
STET California Tax Exempt, STET       exceed 10% of the net assets                                  exceed 10% of the net
Intermediate-Term Municipal, STET      of such Fund taken at fair                                    assets of such Fund taken
Pennsylvania Municipal Bond, STET      market value at the time of                                   at fair market value at the
Pennsylvania Tax Free                  the incurrence of such loan,                                  time of the incurrence of
                                       and as to the INDEX S&P 500                                   such loan, and as to the
                                       Index, in connection with                                     INDEX S&P 500 Index, in
                                       stock index futures trading                                   connection with stock index
                                       as provided in its statement                                  futures trading as provided
                                       of additional information.                                    in its statement of
                                                                                                     additional information.

INDEX S&P 500 Index, INDEX Bond Index  No Fund may pledge, mortgage   None.                          No Fund may pledge,
                                       or hypothecate assets except                                  mortgage or hypothecate
                                       to secure temporary                                           assets except to secure
                                       borrowings as described in                                    temporary borrowings as
                                       its statement of additional                                   described in its statement
                                       information in aggregate                                      of additional information
                                       amounts not to exceed 10% of                                  in aggregate amounts not to
                                       the net assets of the Fund                                    exceed 10% of the net
                                       taken at current value at                                     assets of the Fund taken at
                                       the time of the incurrence                                    current value at the time
                                       of such loan and, as to the                                   of the incurrence of such
                                       INDEX S&P 500 Index Fund, in                                  loan and, as to the INDEX S&P
                                       connection with stock index                                   500 Index Fund, in connection
                                       futures trading as provided                                   with stock index futures
                                       in its statement of                                           trading as provided in its
                                       additional information.                                       statement of additional
                                                                                                     information.

SHORT SALES

SDIT Corporate Daily Income, SDIT      No Fund may make short sales   None.                          No Fund may make short
Short-Duration Government, SDIT        of securities, maintain a                                     sales of securities,
Intermediate-Duration Government,      short position or purchase                                    maintain a short position
SDIT GNMA, SDIT Government II, INDEX   securities on margin, except                                  or purchase securities on
S&P 500 Index, INDEX Bond Index, SIT   that the Funds may obtain                                     margin, except that the
International Fixed Income, STET Tax   short-term credits as                                         Funds may obtain short-term
Free, STET Institutional Tax Free,     necessary for the clearance                                   credits as necessary for
STET California Tax Exempt, STET       of security transactions.                                     the clearance of security
Intermediate-Term                                                                                    transactions.

                                       CURRENT FUNDAMENTAL            PROPOSED NEW                   PROPOSED NEW NON-
FUNDS                                  POLICY                         FUNDAMENTAL POLICY             FUNDAMENTAL POLICY
-------------------------------------  -----------------------------  -----------------------------  -----------------------------
Municipal, STET Pennsylvania
Municipal Bond, STET Pennsylvania
Tax Free

REAL ESTATE/COMMODITIES

SIMT Large Cap Growth, SIMT Large      No Fund may purchase or sell   No Fund may purchase or        No Fund may purchase or sell
Cap Value, SIMT Tax-Managed Large      real estate, physical          sell commodities or real       real estate, physical
Cap, SIMT Mid-Cap, SIMT Small Cap      commodities, or commodities    estate, except to the          commodities, or commodities
Growth, SIMT Small Cap Value, SIMT     contracts, except that each    extent permitted under the     contracts, except that each
Tax-Managed Small Cap, SIMT Core       Fund may purchase: (i)         1940 Act, the rules and        Fund may purchase: (i)
Fixed Income, SIMT High Yield Bond,    marketable securities issued   regulations thereunder or      marketable securities issued
SIMT Real Estate, SIT International    by companies which own or      any exemption therefrom, as    by companies which own or
Equity, SIT Emerging Markets Equity,   invest in real estate          such statute, rules or         invest in real estate
SIT Emerging Markets Debt, STET        (including real estate         regulations may be amended     (including real estate
Short Duration Municipal, STET         investment trusts),            or interpreted from time to    investment trusts),
California Municipal Bond, STET        commodities, or commodities    time.                          commodities, or commodities
Massachusetts Municipal Bond, STET     contracts; and (ii)                                           contracts; and (ii)
New Jersey Municipal Bond, STET        commodities contracts                                         commodities contracts
New York Municipal Bond, INDEX S&P     relating to financial                                         relating to financial
500 Index, INDEX Bond Fund             instruments, such as                                          instruments, such as
                                       financial futures contracts                                   financial futures contracts
                                       and options on such                                           and options on such
                                       contracts.                                                    contracts.

All SAAT Funds                         No Fund may purchase or sell   No Fund may purchase or        No Fund may purchase or sell
                                       real estate, physical          sell commodities or real       real estate, physical
                                       commodities, or commodities    estate, except to the          commodities, or commodities
                                       contracts, except that each    extent permitted under the     contracts, except that each
                                       Fund may purchase              1940 Act, the rules and        Fund may purchase
                                       commodities contracts          regulations thereunder or      commodities contracts
                                       relating to financial          any exemption therefrom, as    relating to financial
                                       instruments, such as           such statute, rules or         instruments, such as
                                       financial futures or index     regulations may be amended     financial futures or index
                                       contracts and options on       or interpreted from time to    contracts and options on
                                       such contracts.                time.                          such contracts.

SDIT Corporate Daily Income, SDIT      No Fund may purchase or sell   No Fund may purchase or        No Fund may purchase or sell
Government II, SIT International       real estate, real estate       sell commodities or real       real estate, real estate
Fixed Income Fund                      limited partnership            estate, except to the          limited partnership
                                       interests, commodities or      extent permitted under the     interests, commodities or
                                       commodities contracts          1940 Act, the rules and        commodities contracts
                                       including futures contracts.   regulations thereunder or      including futures contracts.
                                       However, subject to its        any exemption therefrom, as    However, subject to its
                                       permitted investments, each    such statute, rules or         permitted investments, each
                                       Fund may purchase              regulations may be amended     Fund may purchase obligations
                                       obligations                    or

                                       CURRENT FUNDAMENTAL            PROPOSED NEW                   PROPOSED NEW NON-
FUNDS                                  POLICY                         FUNDAMENTAL POLICY             FUNDAMENTAL POLICY
-------------------------------------  -----------------------------  -----------------------------  -----------------------------
                                       issued by companies which      interpreted from time to       issued by companies which
                                       invest in real estate,         time.                          invest in real estate,
                                       commodities or commodities                                    commodities or commodities
                                       contracts.                                                    contracts.

STET Tax Free, STET Institutional      No Fund may purchase or sell   No Fund may purchase or        No Fund may purchase or sell
Tax Free, STET California Tax          real estate, real estate       sell commodities or real       real estate, real estate
Exempt, STET Intermediate-Term         limited partnership            estate, except to the          limited partnership
Municipal, STET Pennsylvania           interests, commodities or      extent permitted under the     interests, commodities or
Municipal Bond, STET Pennsylvania      commodities contracts          1940 Act, the rules and        commodities contracts
Tax Free                               including futures contracts.   regulations thereunder or      including futures contracts.
                                       However, subject to its        any exemption therefrom, as    However, subject to its
                                       permitted investments, any     such statute, rules or         permitted investments, any
                                       Fund may invest in municipal   regulations may be amended     Fund may invest in municipal
                                       securities or other            or interpreted from time to    securities or other
                                       obligations secured by real    time.                          obligations secured by real
                                       estate or other interests                                     estate or other interests
                                       therein.                                                      therein.

SDIT Short-Duration Government, SDIT   No Fund may purchase or sell   No Fund may purchase or        No Fund may purchase or sell
Intermediate-Duration Government,      real estate, real estate       sell commodities or real       real estate, real estate
SDIT GNMA                              limited partnership            estate, except to the          limited partnership
                                       interests, commodities or      extent permitted under the     interests, commodities or
                                       commodities contracts          1940 Act, the rules and        commodities contracts
                                       (excluding futures             regulations thereunder or      (excluding futures
                                       contracts). However, subject   any exemption therefrom, as    contracts). However, subject
                                       to its permitted               such statute, rules or         to its permitted
                                       investments, each Fund may     regulations may be amended     investments, each Fund may
                                       purchase obligations issued    or interpreted from time to    purchase obligations issued
                                       by companies which invest in   time.                          by companies which invest in
                                       real estate, commodities or                                   real estate, commodities or
                                       commodities contracts.                                        commodities contracts.

STET Massachusetts Tax Free Money      No Fund may purchase or sell   No Fund may purchase or        No Fund may purchase or sell
Market                                 real estate, real estate       sell commodities or real       real estate, real estate
                                       limited partnership            estate, except to the          limited partnership
                                       interests, commodities or      extent permitted under the     interests, commodities or
                                       commodities contracts          1940 Act, the rules and        commodities contracts
                                       including futures contracts.   regulations thereunder or      including futures contracts.
                                       However, subject to its        any exemption therefrom, as    However, subject to its
                                       permitted investments, the     such statute, rules or         permitted investments, the
                                       Fund may: (a) invest in        regulations may be amended     Fund may: (a) invest in
                                       securities of issuers          or interpreted from time to    securities of issuers
                                       engaged in the real estate     time.                          engaged in the real estate
                                       business or the business of                                   business or the business of
                                       investing                                                     investing

                                       CURRENT FUNDAMENTAL            PROPOSED NEW                   PROPOSED NEW NON-
FUNDS                                  POLICY                         FUNDAMENTAL POLICY             FUNDAMENTAL POLICY
-------------------------------------  -----------------------------  -----------------------------  -----------------------------
                                       in real estate (including                                     in real estate (including
                                       interests in limited                                          interests in limited
                                       partnerships owning or                                        partnerships owning or
                                       otherwise engaging in the                                     otherwise engaging in the
                                       real estate business or the                                   real estate business or the
                                       business of investing in                                      business of investing in
                                       real estate) and securities                                   real estate) and securities
                                       which are secured by real                                     which are secured by real
                                       estate or interests therein;                                  estate or interests therein;
                                       (b) hold or sell real estate                                  (b) hold or sell real estate
                                       received in connection with                                   received in connection with
                                       securities it holds or held;                                  securities it holds or held;
                                       or (c) trade in futures                                       or (c) trade in futures
                                       contracts and options on                                      contracts and options on
                                       futures contracts (including                                  futures contracts (including
                                       options on currencies) to                                     options on currencies) to
                                       the extent consistent with                                    the extent consistent with
                                       the Fund's investment                                         the Fund's investment
                                       objective and policies.                                       objective and policies.

UNDERWRITING OF SECURITIES

All SAAT Funds, SIMT Large Cap         No Fund may act as an          No Fund may underwrite         None.
Growth, SIMT Large Cap Value, SIMT     underwriter of securities of   securities issued by other
Tax-Managed Large Cap, SIMT Mid-Cap,   other issuers except as it     persons, except to the
SIMT Small Cap Growth, SIMT Small      may be deemed an underwriter   extent permitted under the
Cap Value, SIMT Tax-Managed Small      in selling a portfolio         1940 Act, the rules and
Cap, SIMT Core Fixed Income, SIMT      security.                      regulations thereunder or
High Yield Bond, SIMT Real Estate,                                    any exemption therefrom, as
SIT International Equity, SIT                                         such statute, rules or
Emerging Markets Equity, SIT                                          regulations may be amended
Emerging Markets Debt, SIT                                            or interpreted from time to
International Fixed Income, STET                                      time.
Short Duration Municipal, SDIT
Corporate Daily Income, SDIT
Short-Duration Government, SDIT
Intermediate-Duration Government,
SDIT GNMA, SDIT Government II, INDEX
S&P 500 Index, INDEX Bond Index,
STET Tax Free, STET Institutional
Tax Free, STET California Tax
Exempt, STET Intermediate-Term
Municipal, STET

                                       CURRENT FUNDAMENTAL            PROPOSED NEW                   PROPOSED NEW NON-
FUNDS                                  POLICY                         FUNDAMENTAL POLICY             FUNDAMENTAL POLICY
-------------------------------------  -----------------------------  -----------------------------  -----------------------------
Pennsylvania Municipal Bond, STET
Pennsylvania Tax Free, STET California
Municipal Bond, STET Massachusetts
Municipal Bond, STET New Jersey
Municipal Bond, STET New York
Municipal Bond, STET Massachusetts
Tax Free Money Market

INVESTMENT IN OIL/GAS

All SAAT Funds, SIMT Large Cap         No Fund may invest in          None.                          No Fund may invest in
Growth, SIMT Large Cap Value, SIMT     interests in oil, gas, or                                     interests in oil, gas, or
Tax-Managed Large Cap, SIMT Mid-Cap,   other mineral exploration or                                  other mineral exploration
SIMT Small Cap Growth, SIMT Small      development programs and                                      or development programs and
Cap Value, SIMT Core Fixed Income,     oil, gas or mineral leases.                                   oil, gas or mineral leases.
SIMT High Yield Bond, SIT
International Equity, SIT Emerging
Markets Equity, SIT Emerging Markets
Debt, SIT International Fixed
Income, STET California Municipal
Bond, STET Massachusetts Municipal
Bond, STET New Jersey Municipal
Bond, STET New York Municipal Bond

SDIT Corporate Daily Income, SDIT      No Fund may invest in          None.                          No Fund may invest in
Short-Duration Government, SDIT        interests in oil, gas or                                      interests in oil, gas or
Intermediate-Duration Government,      other mineral exploration or                                  other mineral exploration
SDIT GNMA, SDIT Government II, INDEX   development programs.                                         or development programs.
S&P 500 Index, INDEX Bond Index,
STET Tax Free, STET
Intermediate-Term Municipal, STET
Pennsylvania Municipal Bond, STET
Pennsylvania Tax Free

STET Institutional Tax Free, STET      No Fund may invest in          None.                          No Fund may invest in
California Tax Exempt                  interests in oil, gas or                                      interests in oil, gas or
                                       mineral leases.                                               mineral leases.
INVESTMENT COMPANIES

                                       CURRENT FUNDAMENTAL            PROPOSED NEW                   PROPOSED NEW NON-
FUNDS                                  POLICY                         FUNDAMENTAL POLICY             FUNDAMENTAL POLICY
-------------------------------------  -----------------------------  -----------------------------  -----------------------------
All SAAT Funds                         The SAAT Funds concentrate     None.                          None.
                                       their interests in
                                       investment company interests.

SDIT Corporate Daily Income, SDIT      No Fund may purchase           None.                          No Fund may purchase
Short-Duration Government, SDIT        securities of other                                           securities of other
Intermediate-Duration Government,      investment companies;                                         investment companies;
SDIT GNMA                              provided that all Funds may                                   provided that all Funds may
                                       purchase such securities as                                   purchase such securities as
                                       permitted by the 1940 Act                                     permitted by the 1940 Act
                                       and the rules and                                             and the rules and
                                       regulations thereunder but,                                   regulations thereunder but,
                                       in any event, such Funds may                                  in any event, such Funds
                                       not purchase securities of                                    may not purchase securities
                                       other open-end investment                                     of other open-end
                                       companies.                                                    investment companies.

INDEX S&P 500 Index, INDEX Bond        No Fund may purchase           None.                          No Fund may purchase
Index, SIT International Fixed         securities of other                                           securities of other
Income, STET Intermediate-Term         investment companies except                                   investment companies except
Municipal, STET Pennsylvania           as permitted by the 1940 Act                                  as permitted by the 1940
Municipal Bond, Pennsylvania Tax Free  and the rules and                                             Act and the rules and
                                       regulations thereunder and                                    regulations thereunder and
                                       may only purchase securities                                  may only purchase
                                       of money market funds.                                        securities of money market
                                                                                                     funds.

STET Tax Free, STET Institutional      No Fund may purchase           None.                          No Fund may purchase
Tax Free, STET California Tax Exempt   securities of other                                           securities of other
                                       investment companies as                                       investment companies as
                                       permitted by the 1940 Act                                     permitted by the 1940 Act
                                       and the rules and                                             and the rules and
                                       regulations thereunder.                                       regulations thereunder.

OWNERSHIP OF SECURITIES

SDIT Corporate Daily Income, SDIT      No Fund may purchase or        None.                          None.
Short-Duration Government, SDIT        retain securities of an
Intermediate-Duration Government,      issuer if, to the knowledge
SDIT GNMA, SDIT Government II, INDEX   of the Trust, an officer,
S&P 500 Index, INDEX Bond Index, SIT   trustee, partner or director
International Fixed Income, STET Tax   of the Trust or any
Free, STET Institutional Tax Free,     investment adviser of the
STET California Tax Exempt, STET       Trust owns beneficially more
Intermediate-Term Municipal, STET      than 1/2 of 1% of the shares
Pennsylvania Municipal                 or securities of such issuer
                                       and all such officers,
                                       trustees, partners and

                                       CURRENT FUNDAMENTAL            PROPOSED NEW                   PROPOSED NEW NON-
FUNDS                                  POLICY                         FUNDAMENTAL POLICY             FUNDAMENTAL POLICY
-------------------------------------  -----------------------------  -----------------------------  -----------------------------
Bond, STET Pennsylvania Tax Free       directors owning more than
                                       1/2 of 1% of such shares or
                                       securities together own more
                                       than 5% of such shares or
                                       securities.

UNSEASONED ISSUERS

SDIT Corporate Daily Income, SDIT      No Fund may purchase           None.                          None.
Short-Duration Government, SDIT        securities of any company
Intermediate-Duration Government,      which has (with
SDIT GNMA, SDIT Government II, SIT     predecessors) a record of
International Fixed Income, STET Tax   less than three years
Free, STET Institutional Tax Free,     continuing operations,
STET California Tax Exempt, STET       except: (i) obligations
Intermediate-Term Municipal, STET      issued or guaranteed by the
Pennsylvania Municipal Bond, STET      U.S. Government, its
Pennsylvania Tax Free                  agencies or
                                       instrumentalities; or (ii)
                                       municipal securities which
                                       are rated by at least two
                                       nationally recognized
                                       municipal bond rating
                                       services if, as a result,
                                       more than 5% of the total
                                       assets (taken at fair market
                                       value and current value for
                                       the STET Funds) would be
                                       invested in such securities.

INDEX S&P 500 Index, INDEX Bond Index  No Fund may purchase           None.                          None.
                                       securities of any company
                                       which has (with
                                       predecessors) a record of
                                       less than three years
                                       continuing operations if, as
                                       a result, more than 5% of
                                       the total assets (taken at
                                       current value) would be
                                       invested in such securities.

INVESTMENT IN OPTIONS

SDIT Corporate Daily Income, SDIT      No Fund may purchase           None.                          No Fund may purchase
Short-Duration Government, SDIT        warrants, puts, calls,                                        warrants, puts, calls,
Intermediate-                          straddles, spreads or                                         straddles, spreads or

                                       CURRENT FUNDAMENTAL            PROPOSED NEW                   PROPOSED NEW NON-
FUNDS                                  POLICY                         FUNDAMENTAL POLICY             FUNDAMENTAL POLICY
-------------------------------------  -----------------------------  -----------------------------  -----------------------------
Duration Government, SDIT GNMA,        combinations thereof,                                         combinations thereof,
SDIT Government II, INDEX S&P 500      except that the                                               except that the
Index, INDEX Bond Index                Intermediate-Duration                                         Intermediate-Duration
                                       Government and GNMA Funds                                     Government and GNMA Funds
                                       may invest in options on                                      may invest in options on
                                       futures contracts.                                            futures contracts.

STET Tax Free, STET Institutional      No Fund may purchase           None.                          No Fund may purchase
Tax Free, STET California Tax          warrants, puts, calls,                                        warrants, puts, calls,
Exempt, STET Intermediate-Term         straddles, spreads or                                         straddles, spreads or
Municipal, STET Pennsylvania           combinations thereof, except                                  combinations thereof,
Municipal Bond, STET Pennsylvania      as permitted by their                                         except as permitted by
Tax Free                               statement of additional                                       their statement of
                                       information.                                                  additional information.

RESTRICTED/ILLIQUID SECURITIES

SDIT Corporate Daily Income, SDIT      No Fund may purchase           None.                          No Fund may invest more
Short-Duration Government, SDIT        restricted securities                                         than 10% of its net assets
Intermediate-Duration Government,      (securities which must be                                     in illiquid securities.
SDIT GNMA, SDIT Government II, INDEX   registered under the
S&P 500 Index, INDEX Bond Index, SIT   Securities Act of 1933
International Fixed Income             before they may be offered
                                       or sold to the public) or
                                       other illiquid securities
                                       except as described in the
                                       prospectuses and statement
                                       of additional information.

POLICY REGARDING CONTROL OF ISSUER

SDIT Corporate Daily Income, SDIT      No Fund may invest in          None.                          No Fund may invest in
Short-Duration Government, SDIT        companies for the purpose of                                  companies for the purpose
Intermediate-Duration Government,      exercising control.                                           of exercising control.
SDIT GNMA, SDIT Government II, INDEX
S&P 500 Index, INDEX Bond Index, SIT
International Fixed Income, STET Tax
Free, STET Institutional Tax Free,
STET California Tax Exempt, STET
Intermediate-Term Municipal, STET
Pennsylvania Municipal Bond, STET
Pennsylvania Tax Free

OTHER POLICIES

                                       CURRENT FUNDAMENTAL            PROPOSED NEW                   PROPOSED NEW NON-
FUNDS                                  POLICY                         FUNDAMENTAL POLICY             FUNDAMENTAL POLICY
-------------------------------------  -----------------------------  -----------------------------  -----------------------------
SIMT Large Cap Value, SIMT Large Cap   The Funds' investment          None.                          None.
Growth, SIMT Tax-Managed Large Cap,    limitations in their
SIMT Small Cap Value, SIMT Small Cap   respective prospectuses are
Growth, SIMT Tax-Managed Small Cap,    fundamental.
SIMT Mid-Cap, SIMT Core Fixed
Income, SIMT High Yield Bond, STET
Tax Free, STET Institutional Tax
Free, STET California Tax Exempt,
STET Intermediate-Term Municipal,
STET Pennsylvania Municipal Bond,
STET Pennsylvania Tax Free

STET Intermediate-Term Municipal,      Each Fund must abide by its    None.                          No Fund or each Fund must
STET Pennsylvania Municipal Bond       maturity restrictions and                                     abide by its maturity
                                       invest solely in the                                          restrictions and invest
                                       permitted investments in its                                  solely in the permitted
                                       statement of additional                                       investments in its
                                       information and prospectuses.                                 statement of additional
                                                                                                     information and
                                                                                                     prospectuses.

SLAT Prime Obligation                  The Fund may only purchase     None.                          None.
                                       securities with a remaining
                                       maturity of 365 days or less.                                 (The Fund will be managed
                                                                                                     in accordance with Rule
                                                                                                     2a-7 under the 1940 Act,
                                                                                                     which currently restricts a
                                                                                                     money market fund from
                                                                                                     acquiring any instrument
                                                                                                     with a remaining maturity
                                                                                                     of greater than 397
                                                                                                     calendar days).

STET California Municipal Bond         The Fund must be fully         At least 80% of its net        None.
                                       invested in obligations        assets is invested in
                                       which produce interest that    obligations which produce
                                       is exempt from both Federal    interest that is exempt from
                                       and California state income    both Federal and California
                                       taxes.                         state income taxes.

STET Massachusetts Municipal Bond      The Fund must be fully         At least 80% of its net        None.
                                       invested in obligations        assets is invested in
                                       which produce interest         obligations which

                                       CURRENT FUNDAMENTAL            PROPOSED NEW                   PROPOSED NEW NON-
FUNDS                                  POLICY                         FUNDAMENTAL POLICY             FUNDAMENTAL POLICY
-------------------------------------  -----------------------------  -----------------------------  -----------------------------
                                       that is exempt from both       produce interest that is
                                       Federal and Massachusetts      exempt from both Federal and
                                       state income taxes.            Massachusetts state income
                                                                      taxes.

STET New Jersey Municipal Bond         The Fund must be fully         At least 80% of its net        None.
                                       invested in obligations        assets is invested in
                                       which produce interest that    obligations which produce
                                       is exempt from both Federal    interest that is exempt from
                                       and New Jersey state income    both Federal and New Jersey
                                       taxes.                         state income taxes.

STET New York Municipal Bond           The Fund must be fully         At least 80% of its net        None.
                                       invested in obligations        assets is invested in
                                       which produce interest that    obligations which produce
                                       is exempt from both Federal    interest that is exempt from
                                       and New York state and city    both Federal and New York
                                       income taxes.                  state and city income taxes.

STET Pennsylvania Municipal Bond Fund  The Fund must be fully         At least 80% of its net        None.
                                       invested in obligations        assets is invested in
                                       which produce interest that    obligations which produce
                                       is exempt from both Federal    interest that is exempt from
                                       and Pennsylvania state         both Federal and
                                       income taxes.                  Pennsylvania state income
                                                                      taxes.

SDIT GNMA                              The Fund may not invest less   None.                          The Fund has adopted a
                                       than 65% of its assets in                                     policy to invest at least
                                       GNMA securities.                                              80% of its assets in the
                                                                                                     type of securities that it
                                                                                                     is required to by Rule
                                                                                                     35d-1.

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132         TO VOTE BY TELEPHONE
                               1) Read the Proxy Statement and have the Proxy
                                  card on reverse at hand.
                               2) Call 1-800-690-6903.
                               3) Follow the recorded instructions.

                               TO VOTE BY INTERNET
                               1) Read the Proxy Statement and have the Proxy
                                  card below at hand.
                               2) Go to  www.proxyweb.com
                               3) Follow the on-line instructions.

                               TO VOTE BY MAIL
                               1) Read the Proxy Statement.
                               2) Check the appropriate boxes on the reverse
                                  side.
                               3) Sign, date and return the Proxy card in the
                                  envelope provided.

                               IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.


[SHAREHOLDER ADDRESS]          SHARES XXX
                               CONTROL NUMBER XXX
                               ACCOUNT NUMBER XXX


                           999 999 999 999 99

                                       NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE                    TO BE HELD ON OCTOBER 27, 2004

Notice is hereby given that a special meeting of shareholders (the "Meeting") of SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust and SEI Asset Allocation Trust (collectively, the "Trusts") and each of their portfolios (the "Funds") will be held at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on October 27, 2004, at [MEETING TIME] (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on reverse and to transact such other business as may be properly brought before the Meeting or any adjournments(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card.


                                           Date:_________________________, 2004

                                            -----------------------------------
                                            |                                  |
                                            |                                  |
                                            -----------------------------------
                                            Signature(s)      (SIGN IN THE BOX)

                                            Please date and sign exactly as the
                                            name or names appear on this card.
                                            When signing as attorney, trustee,
                                            executor, administrator, custodian,
                                            guardian or corporate officer,
                                            please give full title. If shares
                                            are held jointly, each shareholder
                                            should sign.

    Please fill out box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.


   THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS.

Proposal 1.  To elect Trustees for all Funds                                                    FOR             WITHHOLD
                                                                                             nominees           authority
                                                                                         listed (except as     to vote for
                                                                                           marked to the      all nominees
                                                                                         contrary at left)
      (01)  Rosemarie B. Greco
      (02)  Nina Lesavoy
      (03)  James M. Williams

    --------------------------------------------------------------------------------------------------------------------------
    To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) above.

                    TO IMPLEMENT THE "MANAGER OF MANAGERS" STRUCTURE WITH SIMC SERVING AS EACH FUND'S "MANAGER OF MANAGERS," SHAREHOLDERS MUST APPROVE PROPOSALS 2 AND 3. NEITHER PROPOSAL WILL BE IMPLEMENTED WITH RESPECT TO A FUND, IF SHAREHOLDERS OF THAT FUND DO NOT APPROVE BOTH PROPOSALS.

                                                                                               FOR       AGAINST     ABSTAIN
PROPOSAL 2.         To approve a "manager of managers" structure for: the Bond
                    Index Fund of SEI Index Funds; the Short-Duration
                    Government, Intermediate-Duration Government, GNMA, and
                    Corporate Daily Income Funds of SEI Daily Income Trust;
                    and the California Tax Exempt, Tax Free, Institutional Tax
                    Free, and Pennsylvania Tax Free Funds of SEI Tax Exempt
                    Trust.

PROPOSAL 3.         To approve SIMC as investment advisor for: the Bond Index
                    Fund of SEI Index Funds; the Short-Duration Government,
                    Intermediate-Duration Government, GNMA, and Corporate
                    Daily Income Funds of SEI Daily Income Trust; and the
                    California Tax Exempt, Tax Free, Institutional Tax Free,
                    and Pennsylvania Tax Free Funds of SEI Tax Exempt Trust;
                    and to approve an investment advisory agreement with SIMC
                    and these Funds.


                    PROPOSAL 4 IS SEPARATED INTO SEPARATE ITEMS. YOU MAY VOTE
                    FOR PROPOSAL 4 AS A GROUP OR BY EACH ITEM. IF YOU VOTE ON
                    PROPOSAL 4 AS A GROUP, A FUND WILL RECORD YOUR VOTES AS
                    HAVING BEEN CAST "FOR" OR "AGAINST" EACH APPLICABLE ITEM
                    WITHIN PROPOSAL 4 IN ACCORDANCE WITH YOUR VOTE.
                    ALTERNATIVELY, YOU MAY VOTE SEPARATELY "FOR" OR "AGAINST"
                    EACH ITEM OF PROPOSAL 4. IF THIS PROXY CARD INCLUDES A VOTE
                    ON PROPOSAL 4 AS A GROUP AND SEPARATE VOTES ON SPECIFIC
                    ITEMS, YOUR VOTE ON THE ENTIRE PROPOSAL AS A GROUP WILL
                    CONTROL AND WILL BE RECORDED AS YOUR INTENDED VOTE.

PROPOSAL 4.         To approve eliminating, amending or reclassifying certain
                    fundamental policies and restrictions.

                    STOP HERE IF YOU VOTED ON PROPOSAL 4 AS A GROUP. IF YOU
                    HAVE NOT VOTED ON PROPOSAL 4 AS A GROUP AND WOULD LIKE TO
                    VOTE ON EACH ITEM SEPARATELY, PLEASE CHECK THE APPROPRIATE
                    BOXES BELOW.

                    4(a) Fundamental Policy Regarding Diversification

                    4(b) Fundamental Policy Regarding Concentration

                    4(c) Fundamental Policy Regarding Borrowing and Senior
                    Securities

                    4(d) Fundamental Policy Regarding Lending

                    4(e) Fundamental Policy Regarding Pledging and Mortgaging of
                    Fund Assets

                    4(f) Fundamental Policy Regarding Control of Issuer

                    4(g) Fundamental Policy Regarding Purchase of Real Estate and Commodities

                    4(h) Fundamental Policy Regarding Short Sales

                    4(i) Fundamental Policy Regarding Underwriting of Securities

                    4(j) Fundamental Policy Regarding Investment in Securities of Other Investment Companies

                    4(k) Fundamental Policy Regarding Investing in Issuers when
                    Securities are Owned by Officers and Trustees

                    4(l) Fundamental Policy Regarding "Unseasoned Issuers"

                    4(m) Fundamental Policy Regarding Investments in Options

                    4(n) Fundamental Policy Regarding Oil and Gas

                    4(o) Fundamental Policy Regarding Investments in Illiquid and Restricted Securities

                    4(p) Fundamental Policy making all Investment Limitations in
                    Prospectus Fundamental

                    4(q) Fundamental Policy Requiring that at Least 65% of the
                    Fund's Assets be Invested in Particular Types of Securities

                    4(r) Fundamental Policy Requiring the Municipal Funds to be
                    Fully Invested in Obligations which Produce Interest that is
                    Exempt from Both Federal and State Income Taxes

                    4(s) Fundamental Policy that the Funds Must Abide by their
                    Maturity Restrictions and Invest Solely in Investments
                    Permitted by their Prospectus and Statement of Additional
                    Information

                    4(t) Fundamental Policy that the Fund may only Purchase
                    Securities with a Remaining Maturity of 365 Days or Less


PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.